UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07883

ICON Funds

(Exact name of registrant as specified in charter)

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Address of principal executive offices) (Zip code)

Carrie M. Schoffman 5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-790-1600

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

Item 1. Reports to Stockholders.

2013 ANNUAL REPORT

ICON DIVERSIFIED FUNDS

INVESTMENT UPDATE

ICON Bond Fund

ICON Equity Income Fund

ICON Fund

ICON Long/Short Fund

ICON Opportunities Fund

ICON Risk-Managed Balanced Fund (formerly,     ICON Risk-Managed Equity Fund)

1-800-764-0442 | www.iconfunds.com

AR-DIV-13-W37522

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442     •    www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2013 are included in each Fund’s Schedule of Investments.

According to ICON, value investing is an analytical approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio (“V/P”) is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

2	ABOUT THIS REPORT

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public or assumptions based on such information supplied; interest rates; bond yields; future earnings growth rates; the risks noted in this Report and other factors beyond the control of our investment team but used by the investment team to influence their assumptions. Therefore, actual outcomes may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

There are risks associated with selling short, including the risk that the ICON Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The ICON Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity in the underlying securities, and are not suitable for all investors.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The ICON Bond Fund and ICON Equity Income Fund may invest up to 25% of their assets in high-yield bonds that are below investment grade. ICON Risk-Managed Balanced Fund may invest up to 10% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

ABOUT THIS REPORT	3

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

Investments in other mutual fund companies may entail certain risks. For example, the Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Additionally, an investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

•

The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•

The unmanaged Barclays Capital U.S. Universal Index (ex-MBS) represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index and the Emerging Markets Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

•	The unmanaged Standard & Poor’s (“S&P”) SmallCap 600 Index (“S&P SmallCap 600 Index”) is a broad-based capitalization-weighted index comprising 600 stocks of small-cap U.S. companies.

4	ABOUT THIS REPORT

Index returns and statistical data included in this Report are provided by FactSet Research Systems.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THIS REPORT	5

MANAGEMENT OVERVIEW (UNAUDITED) ICON BOND FUND	Class S Class C Class A	IOBZX IOBCX IOBAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Bond Fund Class S (“Bond Fund”) returned -0.84% for the fiscal year ended September 30, 2013, outperforming its benchmark, the Barclays Capital US Universal Index, which returned -1.00%. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	While the equity market continued its upward trend during fiscal year 2013, the fixed income market saw broad based declines as investors began to anticipate a change in Federal Reserve policy. This sentiment shift resulted in a strong upward movement in interest rates and a general sell-off in many fixed income asset classes. Bond market volatility can best be highlighted by breaking down the fiscal year into two specific time periods. During the first seven months of the fiscal year (09/30/12 – 04/30/13), bond market volatility was relatively low as the US Generic Government 10-Year Yield maintained a relatively tight range between 1.60% and 2.00%. During this time period, corporate bonds led the fixed income market with especially strong returns emerging from the high yield space. Due to our credit upgrade focus, the Bond Fund was able to outperform its benchmark during the first seven months of the fiscal year as the Bond Fund benefited from a general corporate bond overweight and positive selection effect from issue specific holdings. The final five months of the year were a different situation as investors evidently anticipated a tapering of the quantitative easing program implemented by the Federal Reserve. This anticipation led to a sell-off in the fixed income market, as virtually all segments of this market experienced declines with the largest losses stemming from the long-end of the treasury curve. The Bond Fund was again able to outperform during this sell-off as our avoidance of long duration treasuries and continued focus on credit upgrade ideas helped us to avoid some of the worst performing areas in the bond market.

Q.	How did the Fund’s composition affect performance?

A.

As stated above, over the entire fiscal year the Bond Fund’s overweight position in corporate bonds contributed positively to performance. The Bond Fund’s corporate bond allocation resulted in relative outperformance as valuation attractiveness pointed us towards an overweight position in both the investment grade and high yield segments

6	MANAGEMENT OVERVIEW

of the market. Both of these areas outperformed the broad fixed income market during the fiscal year. Furthermore, not only was the Bond Fund overweight a strong performing segment of the fixed income market, but our focus on bottom up bond selection also proved beneficial to fund performance. Finally, a small allocation to floating rate securities within the Bond Fund contributed positively to overall performance as these securities performed well during the interest rate sell-off that took place in the last five months of the fiscal year.

Q.	What is your investment outlook for the bond market?

A.	We believe that the fixed income market is in a transition that requires active management, including both the flexibility and willingness to be creative, in an attempt to find value going forward. More specifically, we believe our value-oriented, bottom-up bond selection ideology will help us navigate the changing fixed income environment. While interest rate forecasting is not a factor in our valuation system, we don’t anticipate a substantial upward movement in interest rates over the course of the next year. At ICON, we remain steadfast in our search for issue specific opportunities. These holdings will tend to be based on opportunities characteristic of credit upgrades, special situations, or anticipated future bond tenders. While the bond market could experience volatility in the upcoming year, we believe our unique investment methodology will help navigate the changing market and add value for our shareholders.

ICON Bond Fund

Credit Diversification

September 30, 2013

Aaa	17.4%
Aa2	2.9%
Aa3	2.6%
A1	2.5%
A2	2.0%
A3	4.6%
Baa1	14.5%
Baa2	14.2%
Baa3	6.5%
Bbb-	1.0%	*

Ba1	1.9%
Ba2	1.4%
Ba3	0.8%
B1	5.6%
B2	3.7%
B3	0.5%
Caa1	1.5%

83.6%

* Reflects S&P Rating of BBB- since a Moody’s rating is unavailable for Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. as of September 30, 2013.

Percentages are based upon U.S. Treasury obligations, corporate and foreign corporate bond investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc.

MANAGEMENT OVERVIEW	7

ICON Bond Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Bond Fund - Class S	5/6/04	-0.84%	6.53%	N/A	4.75%	0.88%	0.75%
ICON Bond Fund - Class C	10/21/02	-1.66%	5.63%	3.73%	4.31%	2.28%	1.60%
ICON Bond Fund - Class A	9/30/10	-1.08%	N/A	N/A	2.74%	1.31%	1.00%
ICON Bond Fund - Class A (including maximum sales charge of 4.75%)	9/30/10	-5.75%	N/A	N/A	1.08%	1.31%	1.00%
Barclays Capital U.S. Universal Index		-1.00%	5.93%	4.91%	5.32%	N/A	N/A
Barclays Capital U.S. Universal Index (ex-MBS)		-0.92%	6.44%	4.91%	5.53%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

8	MANAGEMENT OVERVIEW

ICON Bond Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Bond Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Bond Fund’s other share classes will vary due to differences in charges and expenses. The Bond Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	9

ICON BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Interest Rate	Maturity Date	Value

Corporate Bonds (61.4%)
$1,152,000	Altria Group, Inc.	9.25%	08/06/19	$1,521,335
1,000,000	American Express Co.	7.00%	03/19/18	1,204,795
500,000	AmeriGas Finance LLC/AmeriGas Finance Corp.	7.00%	05/20/22	520,000
3,000,000	AT&T, Inc.(a)	2.63%	12/01/22	2,688,849
500,000	B/E Aerospace, Inc.	6.88%	10/01/20	546,250
950,000	Berkshire Hathaway Finance Corp.(a)	4.25%	01/15/21	1,017,039
700,000	Berkshire Hathaway Finance Corp.	3.00%	05/15/22	679,874
2,500,000	Celgene Corp.	3.25%	08/15/22	2,370,580
1,000,000	Clearwire Communications LLC / Clearwire Finance, Inc.(b)	12.00%	12/01/15	1,046,250
450,000	Coca-Cola Co.	4.88%	03/15/19	510,521
500,000	Coca-Cola Co.	3.30%	09/01/21	511,647
450,000	Comcast Cable Holdings, LLC	9.46%	11/15/22	634,376
400,000	Constellation Brands, Inc.	7.25%	09/01/16	455,000
1,500,000	DaVita HealthCare Partners, Inc.	5.75%	08/15/22	1,483,125
300,000	Denali Borrower LLC / Denali Finance Corp.(b)	5.63%	10/15/20	291,375
2,000,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	3.80%	03/15/22	1,866,698
900,000	Dollar General Corp.	4.13%	07/15/17	956,486
2,000,000	Dollar General Corp.	3.25%	04/15/23	1,821,398
500,000	Ecolab, Inc.	4.35%	12/08/21	526,809
800,000	Endo Health Solutions, Inc.	7.00%	07/15/19	824,000
450,000	Entergy Corp.	3.63%	09/15/15	466,326
3,500,000	Fiserv, Inc.	3.50%	10/01/22	3,313,698
1,000,000	Freescale Semiconductor, Inc.(b)	10.13%	03/15/18	1,093,000
1,000,000	Gap, Inc.	5.95%	04/12/21	1,108,005
500,000	Google, Inc.	3.63%	05/19/21	523,683
1,500,000	HCP, Inc.	6.30%	09/15/16	1,696,126
1,200,000	HCP, Inc.	6.70%	01/30/18	1,397,326
500,000	HOA Restaurant Group LLC / HOA Finance Corp.(b)	11.25%	04/01/17	510,000
450,000	Hospira, Inc.	6.05%	03/30/17	493,650
1,000,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.(a)(b)	6.00%	08/01/20	1,000,000
500,000	International Lease Finance Corp.	4.88%	04/01/15	517,128
1,300,000	Jarden Corp.	7.50%	01/15/20	1,408,875

10	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Interest Rate	Maturity Date	Value

$800,000	Johnson & Johnson	5.55%	08/15/17	$925,516
900,000	Kellogg Co.	4.00%	12/15/20	952,640
850,000	L Brands, Inc.	5.63%	02/15/22	871,250
500,000	Life Technologies Corp.	3.50%	01/15/16	519,677
1,400,000	Lockheed Martin Corp.	4.25%	11/15/19	1,521,594
1,400,000	Lorillard Tobacco Co.(a)	6.88%	05/01/20	1,610,006
500,000	Mead Johnson Nutrition Co.	4.90%	11/01/19	553,301
300,000	MeadWestvaco Corp.(a)	7.38%	09/01/19	350,418
800,000	Merck & Co., Inc.	6.00%	09/15/17	931,218
950,000	Morgan Stanley(c)	3.50%	10/15/20	951,775
500,000	National City Corp.	6.88%	05/15/19	596,602
1,000,000	North Atlantic Trading Co.(b)	11.50%	07/15/16	1,072,500
900,000	Novartis Capital Corp.	4.40%	04/24/20	988,136
1,163,000	NVR, Inc.	3.95%	09/15/22	1,126,510
900,000	PepsiCo, Inc.	5.00%	06/01/18	1,019,156
500,000	PepsiCo, Inc.	3.13%	11/01/20	507,554
500,000	Permian Holdings, Inc.(b)	10.50%	01/15/18	487,500
1,500,000	Prudential Financial, Inc.(d)	8.88%	06/15/38	1,815,000
1,250,000	Regency Energy Partners L.P. / Regency Energy Finance Corp.	5.50%	04/15/23	1,200,000
500,000	Thermo Fisher Scientific, Inc.	3.60%	08/15/21	491,995
500,000	Torchmark Corp.	6.38%	06/15/16	548,560
500,000	United Parcel Service, Inc.	5.13%	04/01/19	574,194
1,000,000	United Refining Co.	10.50%	02/28/18	1,115,000
850,000	Valmont Industries, Inc.	6.63%	04/20/20	978,061
450,000	Vornado Realty L.P.	4.25%	04/01/15	467,168
300,000	Vulcan Materials Co.	6.50%	12/01/16	330,000
700,000	Wal-Mart Stores, Inc.	3.25%	10/25/20	721,533
1,700,000	Walt Disney Co., Series C	6.00%	07/17/17	1,971,184

Total Corporate Bonds (Cost $59,654,366)				60,202,272
U.S. Treasury Obligations (16.4%)
1,500,000	U.S. Treasury Note	1.88%	08/31/17	1,548,750
1,000,000	U.S. Treasury Note	3.63%	02/15/20	1,110,938
1,000,000	U.S. Treasury Note	2.13%	08/15/21	991,875
1,500,000	U.S. Treasury Note	1.25%	01/31/19	1,481,016
2,000,000	U.S. Treasury Note	0.25%	02/28/15	2,001,328
2,000,000	U.S. Treasury Note	0.38%	03/15/16	1,996,250
2,000,000	U.S. Treasury Note	0.13%	12/31/14	1,998,984
1,000,000	U.S. Treasury Note	1.13%	12/31/19	958,750
2,000,000	U.S. Treasury Note	0.25%	01/31/15	2,001,876
1,000,000	U.S. Treasury Note	0.38%	02/15/16	998,984

SCHEDULE OF INVESTMENTS	11

Shares or Principal Amount		Interest Rate	Maturity Date	Value

$1,000,000	U.S. Treasury Note	0.63%	08/31/17	$984,453

Total U.S. Treasury Obligations (Cost $16,031,921)				16,073,204
Foreign Corporate Bonds (5.8%)
1,000,000	Avanti Communications Group PLC(b)	10.00%	10/01/19	1,010,000
2,200,000	LyondellBasell Industries	5.00%	04/15/19	2,421,641
800,000	LyondellBasell Industries	6.00%	11/15/21	913,064
1,000,000	Shelf Drilling Holdings Ltd.(a)(b)	8.63%	11/01/18	1,062,500
300,000	Telefonica Emisiones SAU	6.42%	06/20/16	329,638

Total Foreign Corporate Bonds (Cost $5,740,039)				5,736,843

Shares or Principal Amount				Value
Closed-End Mutual Funds (9.4%)
275,000	American Strategic Income Portfolio, Inc. II(a)			$2,230,250
305,610	American Strategic Income Portfolio, Inc. III(a)			2,114,821
225,852	BlackRock Enhanced Government Fund, Inc.			3,207,099
76,912	Federated Enhanced Treasury Income Fund			989,088
20,000	John Hancock Premium Dividend Fund			239,400
18,229	Nuveen Mortgage Opportunity Term Fund			433,121

Total Closed-End Mutual Funds (Cost $9,213,531)				9,213,779
Preferred Stocks (1.0%)
26,000	Gramercy Property Trust, Inc., Series A			895,440
4,900	Oxford Lane Capital Corp., Series 2017			126,175

Total Preferred Stocks (Cost $1,003,614)				1,021,615
Collateral for Securities on Loan (7.4%)
7,297,402	State Street Navigator Prime Portfolio, 0.17%			7,297,402

Total Collateral for Securities on Loan (Cost $7,297,402)				7,297,402
Short-Term Investments (7.7%)
$7,524,839	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13			7,524,839

Total Short-Term Investments (Cost $7,524,839)				7,524,839

12	SCHEDULE OF INVESTMENTS

Shares or Principal Amount	Value

Total Investments 109.1% (Cost $106,465,712)	$107,069,954
Liabilities Less Other Assets (9.1)%	(8,957,104)

Net Assets 100.0%	$98,112,850

The accompanying notes are an integral part of the financial statements.

(a)	All or a portion of the security was on loan as of September 30, 2013.

(b)	144A - Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	Step Bond - the coupon is at a fixed rate and resets at a specific date and rate. The rate disclosed is as of September 30, 2013.

(d)	Floating Rate Security. Rate disclosed is as of September 30, 2013.

SCHEDULE OF INVESTMENTS	13

MANAGEMENT OVERVIEW (UNAUDITED) ICON EQUITY INCOME FUND	Class S Class C Class A	IOEZX IOECX IEQAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Equity Income Fund Class S (“Equity Income Fund”) returned 17.76% for the fiscal year ended September 30, 2013, underperforming its benchmark, the S&P Composite 1500 Index, which rose 20.43%. Total returns for other periods and additional Class shares as of September 30, 2013, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	At the start of the fiscal year, the overall equity market was showing a V/P of 1.39. As economic conditions improved equity market prices moved higher. For example, the unemployment rate, which broke below 8% at the end of September 2012, continued to improve over the course of the year and stood at 7.3% by the end of August 2013. With such strong valuation readings and improving economic indicators, it is not surprising that the equity markets, as measured by the S&P Composite 1500 Index, were able to obtain returns higher than 20% for the year. The Equity Income Fund’s focus on securities with strong dividend payments hindered performance. Doing a decomposition of returns of the S&P Composite 1500 Index by dividend yield, we found that the stocks that had dividend yields of 2% or less on average returned approximately 23% and those with dividend yields greater than 2% on average returned approximately 17% for the period.

Q.	How did the Fund’s composition affect performance?

A.	Based on ICON’s proprietary valuation system, the Consumer Discretionary sector started off with attractive valuations and, as a result, comprised a significant portion of the Equity Income Fund. As the year progressed, prices within the Consumer Discretionary sector rose and valuations became less appealing under our system. As a result, the Equity Income Fund’s holdings in this sector were reduced from almost 16% to under 9% during the fiscal year. A combination of stock selection and timing caused the Consumer Discretionary holdings within the Equity Income Fund to underperform those in the Consumer Discretionary segment of the S&P Composite 1500 index. The Health Care sector was also a net detractor from the Equity Income Fund’s relative performance as the Equity Income Fund was underweight this strong performing sector.

14	MANAGEMENT OVERVIEW

Over the course of the fiscal year the Equity Income Fund, based on strong valuations, had notable exposure to both the Energy and Materials sectors. Good stock selection in these two sectors within the Equity Income Fund had a positive impact on benchmark relative performance.

Q.	What is your investment outlook for the overall equity market?

A.	At the end of the fiscal year our system calculates an overall market V/P of 0.99. Nonetheless we see attractive valuations for some sectors and industries. As of September 2013, the Energy, Materials and Utilities sectors, for example, have value-to-price ratios solidly above 1.00 under our system. As a result, the Equity Income Fund finished the fiscal year overweight each of these sectors. Still, with low overall market valuations, we will proceed cautiously while looking to capitalize on opportunities where and when they present themselves.

ICON Equity Income Fund

Sector Composition

September 30, 2013

Consumer Staples	13.2%
Financial	13.2%
Energy	12.3%
Utilities	12.3%
Industrials	10.3%
Consumer Discretionary	9.5%
Materials	7.6%
Information Technology	6.8%
Health Care	1.8%

87.0%

Percentages are based upon common, preferred and convertible preferred stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	15

ICON Equity Income Fund

Industry Composition

September 30, 2013

Tobacco	5.7%
Commodity Chemicals	3.9%
Integrated Oil & Gas	3.9%
Steel	3.7%
Electric Utilities	3.6%
Diversified Banks	3.5%
Soft Drinks	3.4%
Specialized REIT’s	3.3%
Gas Utilities	3.2%
Department Stores	2.6%
Oil & Gas Equipment & Services	2.6%
Aerospace & Defense	2.5%
Industrial Machinery	2.3%
Packaged Foods & Meats	2.2%
Asset Management & Custody Banks	2.0%
Computer Hardware	2.0%
Integrated Telecommunication Services	2.0%
Agricultural Products	1.9%
Diversified Support Services	1.9%
Electronic Equipment & Instruments	1.9%
Housewares & Specialties	1.9%
Multi-Utilities	1.9%

Publishing	1.9%
Advertising	1.7%
Oil & Gas Exploration & Production	1.7%
Railroads	1.7%
Systems Software	1.7%
Oil & Gas Drilling	1.6%
Oil & Gas Storage & Transportation	1.6%
Consumer Finance	1.4%
Retail REIT’s	1.2%
Data Processing & Outsourced Services	1.1%
Office Services & Supplies	1.1%
Specialized Finance	1.0%
Water Utilities	1.0%
Other Industries (each less than 1%)	6.4%

87.0%

Percentages are based upon common, preferred and convertible preferred stocks as a percentage of net assets.

16	MANAGEMENT OVERVIEW

ICON Equity Income Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Equity Income Fund - Class S	5/10/04	17.76%	7.60%	N/A	6.27%	1.47%	1.21%
ICON Equity Income Fund - Class C	11/8/02	16.58%	6.53%	5.90%	6.90%	2.62%	2.20%
ICON Equity Income Fund - Class A	5/31/06	17.49%	7.31%	N/A	4.44%	1.69%	1.45%
ICON Equity Income Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	10.73%	6.05%	N/A	3.60%	1.69%	1.45%
S&P Composite 1500 Index		20.43%	10.35%	7.97%	8.60%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	17

ICON Equity Income Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Equity Income Fund’s Class S shares on the Class’ inception date of 5/10/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Equity Income Fund’s other share classes will vary due to differences in charges and expenses. The Equity Income Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	MANAGEMENT OVERVIEW

ICON EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value

Common Stocks (79.6%)
9,800	American Eagle Outfitters, Inc.	$137,102
5,500	American Water Works Co., Inc.	227,040
1,000	Apple, Inc.	476,750
10,900	BCE, Inc.	465,430
13,700	CA, Inc.	406,479
4,300	Campbell Soup Co.	175,053
3,400	Chevron Corp.	413,100
2,000	CNOOC, Ltd., ADR	403,600
8,800	Coca-Cola Co.	333,344
11,600	ConAgra Foods, Inc.	351,944
3,500	ConocoPhillips	243,285
3,400	Crane Co.	209,678
10,200	Dr. Pepper Snapple Group, Inc.	457,164
3,400	DST Systems, Inc.	256,394
7,100	Ensco PLC, Class A	381,625
5,300	EPR Properties, REIT	258,322
3,100	Exxon Mobil Corp.	266,724
4,000	General Dynamics Corp.	350,080
9,800	Golar LNG Ltd.	369,166
17,200	Healthcare Services Group, Inc.	443,072
4,800	HollyFrontier Corp.	202,128
1,700	Ingredion, Inc.	112,489
8,400	Invesco, Ltd.	267,960
15,100	Knoll, Inc.	255,794
5,100	Koppers Holdings, Inc.	217,515
7,800	Laclede Group, Inc.	351,000
8,200	Lorillard, Inc.	367,196
6,300	LyondellBasell Industries, Class A	461,349
5,400	Macy’s, Inc.	233,658
1,900	McDonald’s Corp.	182,799
3,600	McGraw-Hill Financial Inc	236,124

Shares or Principal Amount		Value

4,600	Methanex Corp.	$235,842
24,100	MFA Financial, Inc., REIT	179,545
7,000	MTS Systems Corp.	450,450
6,800	Nordstrom, Inc.	382,160
5,100	Norfolk Southern Corp.	394,485
3,700	Northern Trust Corp.	201,243
9,400	Nucor Corp.	460,788
3,600	Oceaneering International, Inc.	292,464
26,500	PDL BioPharma, Inc.(a)	211,205
5,800	Philip Morris International, Inc.	502,222
9,300	Quality Systems, Inc.	202,089
4,100	Rayonier, Inc., REIT	228,165
7,200	Realty Income Corp., REIT(a)	286,200
5,600	Republic Services, Inc.	186,816
9,400	Reynolds American, Inc.	458,532
4,100	Rogers Communications, Inc., Class B	176,341
18,900	RPC, Inc.(a)	292,383
6,600	South Jersey Industries, Inc.	386,628
23,800	Steel Dynamics, Inc.	397,698
5,000	Tupperware Brands Corp.	431,850
6,400	U.S. Bancorp	234,112
11,700	UIL Holdings Corp.	435,006
2,200	United Technologies Corp.	237,204
15,700	Valassis Communications, Inc.(a)	453,416
4,700	Ventas, Inc., REIT	289,050
5,500	Wells Fargo & Co.	227,260
12,700	Westar Energy, Inc.(a)	389,255
16,200	Xcel Energy, Inc.	447,282

Total Common Stocks (Cost $17,700,975)		18,583,055

SCHEDULE OF INVESTMENTS	19

Shares or Principal Amount		Value

Preferred Stocks (2.8%)
14,100	Discover Financial Services, Series B(a)	$331,632
15,000	Stanley Black & Decker, Inc.	330,300

Total Preferred Stocks (Cost $724,305)		661,932

Shares or Principal Amount		Value

Convertible Preferred Stocks (4.6%)
3,100	Bunge, Ltd.	$326,399
300	Interpublic Group of Cos., Inc., Series B	401,187
300	Wells Fargo & Co., Series L	341,253

Total Convertible Preferred Stocks (Cost $1,098,324)		1,068,839

Shares or Principal Amount		Interest Rate	Maturity Date	Value

Corporate Bonds (5.4%)
$300,000	Altria Group, Inc.	9.95%	11/10/38	$447,834
150,000	B/E Aerospace, Inc.	6.88%	10/01/20	163,875
350,000	Commercial Metals Co.	7.35%	08/15/18	379,750
300,000	Dollar General Corp.	3.25%	04/15/23	273,210

Total Corporate Bonds (Cost $1,294,443)				1,264,669
Foreign Corporate Bonds (1.2%)
250,000	Shelf Drilling Holdings Ltd.(a)(b)	8.63%	11/01/18	265,625

Total Foreign Corporate Bonds (Cost $266,263)				265,625

Shares or Principal Amount				Value
Exchange Traded Funds (3.3%)
3,500	iShares iBoxx Investment Grade Corporate Bond(a)			$397,320
9,400	SPDR Barclays High Yield Bond ETF			374,496

Total Exchange Traded Funds (Cost $767,315)				771,816
Closed-End Mutual Fund (1.0%)
18,000	Federated Enhanced Treasury Income Fund			231,480

Total Closed-End Mutual Funds (Cost $232,153)				231,480
Collateral for Securities on Loan (10.2%)
2,389,304	State Street Navigator Prime Portfolio, 0.17%			2,389,304

Total Collateral for Securities on Loan (Cost $2,389,304)				2,389,304
Short-Term Investments (2.2%)
$510,943	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13			510,943

20	SCHEDULE OF INVESTMENTS

Shares or Principal Amount	Value

Total Short-Term Investments (Cost $510,943)	$510,943
Total Investments 110.3% (Cost $24,984,025)	25,747,663
Liabilities Less Other Assets (10.3)%	(2,410,447)

Net Assets 100.0%	$23,337,216

The accompanying notes are an integral part of the financial statements.

(a)	All or a portion of the security was on loan as of September 30, 2013.

(b)	144A - Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

SCHEDULE OF INVESTMENTS	21

MANAGEMENT OVERVIEW (UNAUDITED) ICON FUND	Class S Class C Class A	ICNZX ICNCX ICNAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Fund Class S (“ICON Fund”) shares returned 24.27% for the fiscal year ended September 30, 2013, while its stated benchmark the S&P Composite 1500 Index gained 20.43%. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

The S & P Composite 1500 Index gained 20.43% during the fiscal year. On September 30, 2012 we measured an overall market V/P of 1.39. With value as our guide, we were correctly bullish over this period. We generally reduced cash and tilted toward industries and sectors where we saw the greatest value. As the ICON domestic market V/P dropped toward 1.00 in July 2013, we sold portions of three over-priced equity positions in mid-July. As more positions appeared over-priced under our system they were sold in September. As a result of selling and holding cash, the fund ended the fiscal year with 9.1% in cash.

ICON Fund’s largest sector weights on September 30, 2012 were Consumer Discretionary (29.6%), Industrials (24.9%) and Information Technology (16.5%) and there were no positions in the Consumer Staples, Utilities or Telecommunication Services sectors. These weightings did not change much until the sales mentioned above in July and September, which reduced the larger sector weightings. Based on S&P Composite 1500 sector indexes, Consumer Discretionary and Industrials were the best two performing sectors over the year, while Telecommunication Services and Utilities were the worst two performing sectors. The theme was not constant through the fiscal year. From late February 2013 through mid-April 2013 there was a brief theme reversal when the defensive sectors led and the cyclical sectors lagged. We did not react to that reversal and instead rode through it with fairly constant sector tilts.

Q.	How did the Fund’s composition affect performance?

A.

The largest contributors to ICON Fund’s performance came from the Energy sector. In the oil & gas equipment & services industry, Dril-Quip, Inc. and Oceaneering International, Inc. were purchased December 18, 2012 and were up 58.4% and 52.9%, respectively, from that date until the

22	MANAGEMENT OVERVIEW

end of the fiscal year. Those December purchases made oil & gas services & equipment the largest industry holding of the ICON Fund. One Healthcare stock in the pharmaceuticals industry contributed 2.83 percentage points of return as Questcorp Pharmaceuticals, Inc. gained 222.76% for the year. You may recall that Questcorp hurt performance the previous year, but was retained in the portfolio based on value. The Consumer Discretionary sector was one of ICON Fund’s largest weighted sectors at almost triple its benchmark weight, as investors, concerned with the potential fiscal cliff and the sequester, were giving us many Consumer Discretionary stocks at significant discounts to our estimate of fair value. Two Consumer Discretionary sector contributors to performance were Viacom, Inc., Class B, up 58.75% for the 12-month period, and Nike Inc., Class B, up 55.35% for the 12-month period.

Stocks that hurt performance came from the Information Technology sector. Apple Inc.’s price fell 26.84% over the period concurrent with analysts revising forecasted earnings downward. International Business Machines Corp. also posted (9.09)%, and was a drag on performance. Similar to Apple, Inc., F5 Networks, Inc. had its price drop as analysts cut their earnings outlook in early 2013. F5 Networks was sold from ICON Fund on April 23, 2013.

Q. What is your investment outlook for the overall market?

A.	Last year we wrote, “going into the new fiscal year, ICON’s valuation system shows a market V/P of 1.39, suggesting there is still plenty of room for the market to appreciate towards fair value. Because of this valuation reading, we believe we are still in a bull market and we continue to position ICON Fund long in industries that show great value according to our methodology.” Looking back, we believe our value readings were a good guide. Now, very different from a year ago, our ICON market V/P is 1.00. In the short run, if stock prices drop, we will likely be buyers. If instead, prices move higher we will likely be sellers. As always, our decisions will be largely guided by our system’s valuation readings.

While a V/P of 1.00 suggests stock prices are priced right at fair value, value is not stagnant. As our fiscal year ends, we are optimistic that fair value and prices can increase over the next twelve months as we bring 2014 earnings into our valuation equation and drop off old earnings.

MANAGEMENT OVERVIEW	23

ICON Fund

Sector Composition

September 30, 2013

Consumer Discretionary	31.1%
Energy	18.5%
Industrials	16.4%
Information Technology	11.4%
Financial	8.5%
Health Care	2.6%
Materials	2.6%

91.1%

Percentages are based upon common stocks as a percentage of net assets.

ICON Fund

Industry Composition

September 30, 2013

Oil & Gas Equipment & Services	17.5%
Railroads	8.7%
Specialty Stores	8.5%
Movies & Entertainment	8.1%
IT Consulting & Other Services	7.1%
Footwear	6.1%
Asset Management & Custody Banks	5.0%
Computer Hardware	4.3%
Apparel, Accessories & Luxury Goods	3.2%
Construction & Farm Machinery & Heavy Trucks	3.0%

Cable & Satellite	2.6%
Pharmaceuticals	2.6%
Restaurants	2.6%
Steel	2.6%
Industrial Machinery	2.5%
Insurance Brokers	2.5%
Electrical Components & Equipment	2.2%
Diversified Banks	1.0%
Oil & Gas Drilling	1.0%

91.1%

Percentages are based upon common stocks as a percentage of net assets.

24	MANAGEMENT OVERVIEW

ICON Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Fund - Class S	5/6/04	24.27%	4.93%	N/A	3.97%	1.18%	1.18%
ICON Fund - Class C	11/28/00	23.03%	4.35%	3.89%	3.39%	2.35%	2.28%
ICON Fund - Class A	5/31/06	23.90%	4.43%	N/A	0.14%	1.54%	1.54%
ICON Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	16.79%	3.20%	N/A	-0.66%	1.54%	1.54%
S&P Composite 1500 Index		20.43%	10.35%	7.97%	4.40%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Since Inception performance results for Class C shares include returns for certain time periods that were restarted as of June 8, 2004.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	25

ICON Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the ICON Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the ICON Fund’s other share classes will vary due to differences in charges and expenses. The ICON Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

26	MANAGEMENT OVERVIEW

ICON FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value

Common Stocks (91.1%)
11,700	Accenture PLC, Class A	$861,588
12,100	Aon PLC	900,724
3,200	Apple, Inc.	1,525,600
6,700	Atwood Oceanics, Inc.†	368,768
12,700	Caterpillar, Inc.	1,058,799
46,600	CSX Corp.	1,199,484
10,100	Dover Corp.	907,283
19,600	Dril-Quip, Inc.†	2,249,100
11,500	Eaton Corp. PLC	791,660
33,700	FMC Technologies, Inc.†	1,867,654
22,500	Hibbett Sports, Inc.†(a)	1,263,375
9,100	International Business Machines Corp.	1,685,138
15,700	Lululemon Athletica, Inc.†(a)	1,147,513
17,100	Nike, Inc., Class B	1,242,144
26,400	Oceaneering International, Inc.	2,144,736
6,000	Panera Bread Co., Class A†	951,180
16,000	Questcor Pharmaceuticals, Inc.	928,000
12,300	State Street Corp.	808,725
55,600	Steel Dynamics, Inc.	929,076
8,300	Time Warner Cable, Inc.	926,280
26,800	Tractor Supply Co.	1,800,156

Shares or Principal Amount		Value

12,500	Union Pacific Corp.	$1,941,750
13,300	Viacom, Inc., Class B	1,111,614
18,900	Waddell & Reed Financial, Inc., Class A	972,972
27,700	Walt Disney Co.	1,786,373
8,400	Wells Fargo & Co.	347,088
15,900	Wolverine World Wide, Inc.	925,857

Total Common Stocks (Cost $21,170,642)		32,642,637
Collateral for Securities on Loan (6.4%)
2,293,511	State Street Navigator Prime Portfolio, 0.17%	2,293,511

Total Collateral for Securities on Loan (Cost $2,293,511)		2,293,511
Short-Term Investments (6.2%)
$2,221,417	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	2,221,417

Total Short-Term Investments (Cost $2,221,417)		2,221,417
Total Investments 103.7% (Cost $25,685,570)		37,157,565
Liabilities Less Other Assets (3.7)%		(1,323,595)

Net Assets 100.0%		$35,833,970

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2013.

SCHEDULE OF INVESTMENTS	27

MANAGEMENT OVERVIEW (UNAUDITED) ICON LONG/SHORT FUND	Class S Class C Class A	IOLZX IOLCX ISTAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Long/Short Fund Class S (“Long/Short Fund”) shares returned 20.05% for the fiscal year ended September 30, 2013, while its stated benchmark, the S&P Composite 1500 Index gained 20.43%. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

The S&P Composite 1500 Index gained 20.43% during the fiscal year. On September 30, 2012 we measured an overall market V/P of 1.39. With value as our guide, we were correctly bullish over this period. We generally reduced cash, retained only a minimal short position in the Long/Short Fund and, as noted below, tilted toward our industries and sectors where we saw the greatest value. As the ICON domestic market V/P dropped toward 1.00 in June 2013, we initiated a new short position followed by two more in July and two more in mid-September. Also based on value, we sold portions of two over-priced positions in mid-July. As more positions appeared over-priced, they were sold in August and September. As a result of shorting, selling and holding cash, the Long/Short Fund ended the fiscal year with 7.2% of assets short and 13.3% in cash.

Long/Short Fund’s largest sector weights on September 30, 2012 were Consumer Discretionary (31.6%), Information Technology (22.4%) and Industrials (21.2%); while there were no positions in the Consumer Staples, Utilities or Telecommunication Services sectors. These weightings did not change much until the sales mentioned above in July, August and September. Based on S&P 1500 sector indexes, Consumer Discretionary and Industrials were the best two performing sectors over the year while Telecommunication Services and Utilities were the worst two but the theme was not constant. From late February through mid-April there was a brief theme reversal when the defensive sectors led and the cyclical sectors lagged. We did not react to that reversal and instead rode through it with fairly constant sector tilts.

Q.	How did the Fund’s composition affect performance?

A.

The largest contributors to the Long/Short Fund’s performance came from the Energy sector. In the oil & gas equipment & services industry, Dril-Quip, Inc. and Oceaneering International, Inc. were purchased

28	MANAGEMENT OVERVIEW

December 18, 2012 and were up 58.4% and 52.9%, respectively, between that date and fiscal year end. Those December purchases made oil & gas services & equipment the largest industry holding of the Long/Short Fund. One Health Care stock in the pharmaceuticals industry contributed 1.76 percentage points of return as Questcorp Pharmaceuticals, Inc. gained 222.76% for the fiscal year. You may recall that Questcorp hurt performance the previous year, but was retained in the portfolio based on value. The Consumer Discretionary sector was one of the Long/Short Fund’s largest weighted sectors at almost triple its benchmark weight, as investors, concerned with the potential fiscal cliff and the sequester, were giving us many Consumer Discretionary stocks at significant discounts to our estimate of fair value. Two contributors to performance from that sector were Nike, Inc., held the entire period, gaining 55.35% and Tractor Supply Company, purchased November 12, 2012, which gained 48.39%, between that date and fiscal year end.

Stocks that hurt performance came from the Information Technology sector. Apple, Inc.’s price fell 27% over the entire period concurrent with analysts revising forecasted earnings downward. International Business Machines Corp. also posted (9.09)% during the fiscal year and was a drag on performance. Similar to Apple, Inc., F5 Networks, Inc. had its price drop as analysts cut their earnings outlook in early 2013. F5 Networks, Inc. was sold from the Long/Short Fund on April 23, 2013.

Q.	What is your investment outlook for the overall market?

A.	Last year we wrote, “going into the new fiscal year, ICON’s valuation system shows a market V/P of 1.39, suggesting there is still plenty of room for the market to appreciate towards fair value. Because of this valuation reading, we believe we are still in a bull market and we continue to position the Fund long in industries that show great value according to our methodology.” Looking back, we believe our value readings were a good guide. Now, very different from a year ago, our ICON market V/P is 1.00. In the short run, if stock prices drop, we will likely be buyers. If instead, prices move higher we will likely be sellers. As always, our decisions will be largely guided by our system’s valuation readings.

While a V/P of 1.00 suggests stock prices are priced right at fair value, value is not stagnant. As our fiscal year ends, we are optimistic that fair value and prices can increase over the next twelve months as we bring 2014 earnings into our valuation equation and drop off old earnings.

MANAGEMENT OVERVIEW	29

ICON Long/Short Fund

Sector Composition

September 30, 2013

Consumer Discretionary	31.4%
Information Technology	17.6%
Industrials	12.3%
Energy	11.6%
Health Care	6.4%
Financial	5.8%
Materials	3.1%

88.2%

Percentages are based upon long positions as a percentage of net assets.

ICON Long/Short Fund

Industry Composition

September 30, 2013

Oil & Gas Equipment & Services	10.6%
IT Consulting & Other Services	10.3%
Specialty Stores	9.0%
Footwear	6.0%
Railroads	5.9%
Computer Hardware	4.6%
Cable & Satellite	3.5%
Housewares & Specialties	3.5%
Restaurants	3.5%
Steel	3.1%
Homefurnishing Retail	2.9%
Health Care Services	2.8%
Data Processing & Outsourced Services	2.7%
Industrial Machinery	2.4%
Industrial Conglomerates	2.2%

Asset Management & Custody Banks	2.1%
Health Care Equipment	2.0%
Movies & Entertainment	2.0%
Diversified Banks	1.9%
Construction & Farm Machinery & Heavy Trucks	1.8%
Insurance Brokers	1.8%
Pharmaceuticals	1.6%
Apparel, Accessories & Luxury Goods	1.0%
Oil & Gas Drilling	1.0%

88.2%

Percentages are based upon long positions as a percentage of net assets.

30	MANAGEMENT OVERVIEW

ICON Long/Short Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Long/Short Fund - Class S	5/6/04	20.05%	5.79%	N/A	4.02%	2.18%	1.35%
ICON Long/Short Fund - Class C	10/17/02	18.71%	4.66%	4.48%	5.19%	2.95%	2.41%
ICON Long/Short Fund - Class A	5/31/06	19.71%	5.47%	N/A	1.23%	2.09%	1.65%
ICON Long/Short Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	12.85%	4.22%	N/A	0.42%	2.09%	1.65%
S&P Composite 1500 Index		20.43%	10.35%	7.97%	8.72%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	31

ICON Long/Short Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Long/Short Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Long/Short Fund’s other share classes will vary due to differences in charges and expenses. The Long/Short Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

32	MANAGEMENT OVERVIEW

ICON LONG/SHORT FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value

Common Stocks (88.2%)
7,300	Accenture PLC, Class A	$537,572
4,800	Aon PLC	357,312
1,900	Apple, Inc.(x)	905,825
3,500	Atwood Oceanics, Inc.†	192,640
7,300	Bed Bath & Beyond, Inc.†	564,728
18,200	Bio-Reference Labs, Inc.†(a)	543,816
4,200	Caterpillar, Inc.(x)	350,154
11,100	Cognizant Technology Solutions Corp., Class A†(x)	911,532
22,000	CSX Corp.	566,280
6,300	Danaher Corp.	436,716
5,200	Dover Corp.	467,116
5,600	Dril-Quip, Inc.†	642,600
12,100	FMC Technologies, Inc.†	670,582
13,400	Hibbett Sports, Inc.†(a)	752,410
3,200	International Business Machines Corp.(x)	592,576
14,400	Jarden Corp.†	696,960
800	Mastercard, Inc., Class A	538,224
16,200	Nike, Inc., Class B	1,176,768
7,700	Norfolk Southern Corp.	595,595
9,400	Oceaneering International, Inc.	763,656
4,300	Panera Bread Co., Class A†	681,679

Shares or Principal Amount		Value

5,600	Questcor Pharmaceuticals, Inc.	$324,800
7,500	ResMed, Inc.(a)	396,150
36,700	Steel Dynamics, Inc.	613,257
6,100	Time Warner Cable, Inc.	680,760
15,400	Tractor Supply Co.	1,034,418
1,000	V.F. Corp.	199,050
8,100	Waddell & Reed Financial, Inc., Class A	416,988
6,000	Walt Disney Co.(x)	386,940
9,100	Wells Fargo & Co.	376,012

Total Common Stocks (Cost $13,526,274)		17,373,116
Collateral for Securities on Loan (8.4%)
1,645,210	State Street Navigator Prime Portfolio, 0.17%	1,645,210

Total Collateral for Securities on Loan (Cost $1,645,210)		1,645,210
Short-Term Investments (8.8%)
$1,743,476	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	1,743,476

Total Short-Term Investments (Cost $1,743,476)		1,743,476
Total Investments 105.4% (Cost $16,914,960)		20,761,802
Liabilities Less Other Assets (5.4)%		(1,066,397)

Net Assets 100.0%		$19,695,405

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(x)	All or a portion of the security is pledged as collateral for securities sold short.

(a)	All or a portion of the security was on loan as of September 30, 2013.

SCHEDULE OF INVESTMENTS	33

ICON LONG/SHORT FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2013

Shares	Short Security	Value
11,600	Amedisys, Inc.†	$199,636
11,700	Arkansas Best Corp.	300,339
17,000	Gannett Co., Inc.	455,430
38,400	Global Cash Access Holdings, Inc.†	299,904
5,400	HealthStream, Inc.†	204,552

Total Securities Sold Short (Proceeds $1,349,020)		$1,459,861

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

34	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON OPPORTUNITIES FUND	ICONX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Opportunities Fund (“Opportunities Fund”) returned 30.20% for the 12-months ended September 30, 2013, slightly underperforming the 31.51% return for the Fund’s stated benchmark, the S&P SmallCap 600 Index. Total returns and other performance statistics as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The S&P SmallCap 600 Index gained 31.49% during the fiscal year. On September 30, 2012 we measured an overall market V/P of 1.39. With value as our guide, we were appropriately bullish over this period. We generally reduced cash and tilted toward industries and sectors where we saw the greatest value. As the ICON V/P dropped toward 1.00 in July 2013, we sold one over-priced position in mid-July. As more positions became over-priced, one was sold in August and six more in September. As a result of selling, the Opportunities Fund ended the fiscal year with 19.3% in cash.

Opportunities Fund’s largest sector weights on October 31, 2012 were Health Care (19.0%), Consumer Discretionary (18.3%) and Industrials (18.1%), and there were no positions in the Utilities or Telecommunication Services sectors. These weightings did not change much until the sales mentioned above in July, August, and September, which reduced the larger sector weightings. Based on S&P SmallCap 600 sector indexes, Industrials, Healthcare and Consumer Discretionary were the 1st, 3rd and 4th best performing sectors over the year, while Telecommunication Services and Utilities were the worst two. The fiscal year saw an inconsistent theme in sector leadership. From late February through mid-April, there was a brief theme reversal when the defensive sectors led and the cyclical sectors lagged. We did not react to that reversal and instead rode through it with fairly constant sector tilts.

Q.	How did the Fund’s composition affect performance?

A.

The largest contributor to Fund performance came from the Health Care sector. In the pharmaceutical industry, Questcor Pharmaceuticals, Inc. was up 222.76% over the year. The Consumer Discretionary sector was one of the Opportunities Fund’s largest weighted sectors at almost double its benchmark

MANAGEMENT OVERVIEW	35

weight, as investors, concerned with the potential fiscal cliff and the sequester, were giving us many Consumer Discretionary stocks at significant discounts to our estimate of fair value. Two contributors to performance from that sector were GameStop Corp. and Tupperware Brands Corporation, gaining 144.68% and 65.80%, respectively, for the year. From the Industrials sector Kforce, Inc. was a major contributor rising 61.82%. One stock from the Information Technology sector was among the top contributors, Tyler Technologies, Inc., gaining 98.71% for the year.

Three stocks hurt performance during the first two months of the Opportunities Fund’s existence and were sold in December 2012; Qlogic Corporation, Barnes Group, Inc. and EZCORP, Inc. Two Consumer Discretionary stocks in the apparel retail industry put a drag on performance as analysts revised downward their earnings forecasts; Ascena Retail Group, Inc. and JOS A. Bank Clothiers, Inc.

Q.	What is your investment outlook for the overall market?

A.	In relation to our Fund family’s market outlook, last year we wrote, “going into the new fiscal year, ICON’s valuation system shows a market V/P of 1.39, suggesting there is still plenty of room for the market to appreciate towards fair value. Because of this valuation reading, we believe we are still in a bull market and we continue to position the Opportunities Fund long in industries that show great value according to our methodology.” Looking back, we believe our value readings were a good guide. Now, very different from a year ago, our ICON market V/P is 1.00. In the short run, if stock prices drop, we will likely be buyers. If instead, prices move higher we will likely be sellers. As always, our decisions will be largely guided by our system’s valuation readings.

While a V/P of 1.00 suggests stock prices will be right where they are now a year from now, value is not stagnant. We expect fair value to increase over the next year as we bring in 2014 earnings into our valuation equation and drop off old earnings. If fair value increases, as we believe it may, we expect prices to be modestly higher a year from now.

36	MANAGEMENT OVERVIEW

ICON Opportunities Fund

Country Composition

September 30, 2013

United States	80.2%
Canada	1.7%

81.9%

Percentages are based upon common stocks as a percentage of net assets.

ICON Opportunities Fund

Sector Composition

September 30, 2013

Consumer Discretionary	18.6%
Materials	12.4%
Information Technology	12.1%
Industrials	11.1%
Financial	10.5%
Energy	9.9%
Health Care	7.3%

81.9%

Percentages are based upon common stocks as a percentage of net assets.

ICON Opportunities Fund

Industry Composition

September 30, 2013

Electronic Equipment & Instruments	6.1%
Restaurants	4.9%
Application Software	4.5%
Consumer Finance	4.5%
Oil & Gas Equipment & Services	4.5%
Oil & Gas Drilling	4.1%
Asset Management & Custody Banks	3.9%
Trucking	3.7%
Footwear	3.5%
Commodity Chemicals	3.2%
Pharmaceuticals	3.0%
Industrial Machinery	2.9%
Paper Products	2.8%
Apparel Retail	2.7%
Diversified Chemicals	2.2%
Steel	2.2%

Housewares & Specialties	2.1%
Specialized Finance	2.1%
Catalog Retail	2.0%
Specialty Chemicals	2.0%
Health Care Services	1.8%
Human Resource & Employment Services	1.8%
Computer & Electronics Retail	1.7%
Specialty Stores	1.7%
Construction & Farm Machinery & Heavy Trucks	1.5%
Internet Software & Services	1.5%
Biotechnology	1.4%
Oil & Gas Refining & Marketing	1.3%
Electrical Components & Equipment	1.2%
Life Sciences Tools & Services	1.1%

81.9%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	37

ICON Opportunities Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Opportunities Fund	10/1/12	30.20%	29.92%	7.03%	1.50%
S&P Composite 1500 Index		31.51%	31.51%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

ICON Opportunities Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Opportunities Fund on the inception date of 10/1/12 to a $10,000 investment made in an unmanaged securities index on that date. The Opportunities Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

38	MANAGEMENT OVERVIEW

ICON OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value
Common Stocks (81.9%)
200	ACI Worldwide, Inc.†	$10,812
292	Ascena Retail Group, Inc.†	5,820
206	Atwood Oceanics, Inc.†	11,338
268	Bio-Reference Labs, Inc.†	8,008
124	Buffalo Wild Wings, Inc.†	13,791
225	Cabot Corp.	9,610
176	Cheesecake Factory, Inc.	7,735
160	Coherent, Inc.	9,832
100	Crane Co.	6,167
110	Dril-Quip, Inc.†	12,622
100	Encore Capital Group, Inc.†	4,586
169	Fair Isaac Corp.	9,342
85	FEI Co.	7,463
130	First Cash Financial Services, Inc.†	7,534
152	GameStop Corp., Class A	7,547
200	HB Fuller Co.	9,038
133	Hibbett Sports, Inc.†	7,468
165	HSN, Inc.	8,847
144	JOS A. Bank Clothiers, Inc.†	6,330
290	KapStone Paper and Packaging Corp.	12,412
438	Kforce, Inc.	7,748
351	Knight Transportation, Inc.	5,799
155	Koppers Holdings, Inc.	6,611
105	Landstar System, Inc.	5,878
145	Methanex Corp.	7,434
150	MTS Systems Corp.	9,652
100	PAREXEL International Corp.†	5,023
773	PDL BioPharma, Inc.	6,161
350	Perficient, Inc.†	6,426

Shares or Principal Amount		Value
153	Portfolio Recovery Associates, Inc.†	$9,171
227	Questcor Pharmaceuticals, Inc.	13,166
79	Regal-Beloit Corp.	5,366
183	Rowan Cos. PLC, Class A†	6,720
80	Ryder System, Inc.	4,776
270	SEI Investments Co.	8,346
67	Snap-on, Inc.	6,667
575	Steel Dynamics, Inc.	9,608
139	Steven Madden, Ltd.†	7,482
116	Tidewater, Inc.	6,878
126	Toro Co.	6,848
106	Tupperware Brands Corp.	9,155
176	Waddell & Reed Financial, Inc., Class A	9,060
139	Wolverine World Wide, Inc.	8,094
89	World Acceptance Corp.†	8,003
150	World Fuel Services Corp.	5,597

Total Common Stocks (Cost $287,010)		361,971
Short-Term Investments (17.9%)
$78,901	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	78,901

Total Short-Term Investments (Cost $78,901)		78,901
Total Investments 99.8% (Cost $365,911)		440,872
Other Assets Less Liabilities 0.2%		1,083

Net Assets 100.0%		$441,955

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

SCHEDULE OF INVESTMENTS	39

MANAGEMENT OVERVIEW (UNAUDITED) ICON RISK-MANAGED BALANCED FUND (FORMERLY ICON RISK-MANAGED EQUITY FUND)	Class S Class C Class A	IOCZX IOCCX IOCAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Risk-Managed Balanced Fund Class S (“Risk-Managed Balanced Fund”) returned 10.51% for the fiscal year ended September 30, 2013, while the benchmark S&P Composite 1500 Index gained 20.43%. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of Risk-Managed Balanced Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	Entering the fiscal year, our valuation model suggested significant upside potential in the U.S. equity market. Because of our valuation readings, the fund was aggressively allocated in an attempt to capture as much of the anticipated equity upside as possible. In addition, Risk-Managed Balanced Fund’s hedge – using S&P 500 Index options in an effort to dampen volatility and reduce downside capture – was minimal. While the minimal hedge left the equity position more subject to volatility and vulnerable to a downward move in the market, our valuation model gave us the confidence that such a position was warranted. However, the hedge still detracted from overall performance.

From a macroeconomic standpoint, the economy was recovering, but the recovery was moderate. The unemployment rate held above the 7.0% level the entire fiscal year. While there was minor improvement in the Labor Department’s unemployment figure, there was also a decrease in the labor force participation rate during the fiscal year. This labor force participation rate dropped to its lowest level since the housing bubble burst in the fall of 2007. The rate of inflation, as measured by the Consumer Price Index, remained contained over the period.

With the economic recovery still fragile, the Federal Reserve continued its loose monetary policy via its quantitative easing program. This policy kept interest rates low and they continued to hover at historic lows. The housing market benefited significantly from the Federal Reserve’s policy as mortgage rates declined and borrowers stepped in to take advantage of record low home borrowing rates. As a result, home sales increased and housing prices rose significantly. Investor confidence gained over the period and the stock market reacted with rising prices.

40	MANAGEMENT OVERVIEW

By mid-May, following a steady move higher in the market, prices began to catch our measure of intrinsic value. Consistent with ICON’s disciplined value based investment process, we began to gradually increase Risk-Managed Balanced Fund’s exposure to the fixed income markets. At the same time, we tightened the options hedge on the equities held in this Fund.

By the end of July 2013, the market was approaching new highs for the fiscal year; value continued to decline and the Risk-Managed Balanced Fund increased its bond exposure. On August 1, 2013, Risk-Managed Balanced Fund’s mandate changed, warranting a minimum 25% exposure to the fixed income market. Consistent with this change, Risk-Managed Balanced Fund’s bond exposure was increased to meet the minimum requirement. As we approached the end of the fiscal year, our model indicated that the market was moving towards fair value. Accordingly, we continued to increase our bond exposure and tighten the options hedge on the equity position of this Fund.

Q.	How did the Fund’s composition affect performance?

A.	Although the hedge was minimal based on our valuation model, the hedge was still the primary reason for Risk-Managed Balanced Fund’s underperformance. While the underlying equities trailed the S&P Composite 1500 Index slightly, the option overlay detracted from performance. At the same time, however, the options hedge had the effect of dampening the impact of market volatility as well as providing some downside protection over the period. Risk-Managed Balanced Fund’s exposure to the fixed income market also had a negative impact on benchmark relative performance as fixed income returns were negative over the course of the fiscal year.

Focusing on the equity portion of Risk-Managed Balanced Fund, we were significantly overweight the Consumer Discretionary and Industrials Sector. Both these sectors were among the best performing. In the Consumer Discretionary sector the Risk-Managed Balanced Fund held an average weight of about 17.4% versus approximately 12.0% in the benchmark. The strong tilt toward this sector contributed to positive benchmark relative performance. Risk-Managed Balanced Fund’s weight in the Industrials sector for the period averaged about 16.3% versus the benchmark weight of approximately 10.8%. This tilt also had a positive impact on benchmark relative performance. At the other end of the spectrum, underweight positions in the Financials and Health Care sectors detracted from benchmark relative performance. The Risk-Managed Balanced Fund had an average weight of about 9.2% in the Health Care sector over the period versus about 12.2% for the benchmark. This sector was one of the better performing sectors, and, as a result,

MANAGEMENT OVERVIEW	41

detracted from benchmark relative performance. The Financials sector was also a leading performer and the Risk-Managed Balanced Fund’s underweight had a negative impact on benchmark relative performance.

At the industry level, three of the major contributors to positive benchmark relative performance were computer & electronics retail, oil & gas equipment & services, and railroads. All three industries were overweight versus the benchmark and outperformed the market. The railroads industry was among the most heavily weighted industries, averaging about 4.1% for the period versus an average weight of approximately 0.8% in the benchmark. Among the industry detractors to benchmark relative underperformance were positions in biotechnology, electric utilities and IT consulting & other services. IT consulting and other services was the most heavily weighted industry in the Risk-Managed Balanced Fund, averaging about 6.2% for the period; its benchmark industry weight was approximately 1.9%. This group was one of the biggest underperformers, resulting in a major negative impact on benchmark relative performance.

Q.	What is your investment outlook for the overall market?

A.	Entering the new fiscal period, our valuation model indicates that the market is trading at about fair value. Accordingly, we have decreased equity exposure within the Risk-Managed Balanced Fund to about 55% and placed the remaining balance in the fixed income markets. We have also tightened the options hedge on Risk-Managed Balanced Fund’s equity holdings. We believe this could limit Risk-Managed Balanced Fund’s upside capture, but given the equity market valuation, we believe downside protection has become increasingly important.

It is worth noting, however, that while the broad equity market is about fairly valued our model also indicates opportunity within it. In the current setting, we believe ICON’s tactical investment approach could allow us to exploit areas of the market where value still exists. One example is the Materials sector. Our model indicates that there is still value in this sector and we enter the new fiscal period with an overweight Materials position.

We believe that the fixed income market is in a transition that requires active management, including both the flexibility and willingness to be creative, in an attempt to find value going forward. More specifically, we believe our value-oriented, bottom-up bond selection ideology will help us navigate the changing fixed income environment. While interest rate forecasting is not a factor in our valuation system, we don’t anticipate a substantial upward movement in interest rates over the course of the next year.

42	MANAGEMENT OVERVIEW

The fixed income holdings within the Risk-Managed Balanced Fund will focus on value based opportunities that have the characteristics of credit upgrades, special situations, or anticipated future bond tenders.

Over the course of this fiscal period, we will continue to follow our disciplined, value based investment process to actively manage all three segments of the Risk-Managed Balanced Fund; our equity/bond exposure, our active equity and bond positions, and the utilization of a volatility reducing hedge.

ICON Risk-Managed Balanced Fund

Sector Composition

September 30, 2013

Consumer Staples	8.0%
Utilities	7.7%
Industrials	7.6%
Energy	7.2%
Information Technology	6.0%
Materials	5.9%
Consumer Discretionary	4.9%
Financial	3.5%
Health Care	1.9%

52.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Risk-Managed Balanced Fund

Industry Composition

September 30, 2013

Integrated Oil & Gas	4.7%
Commodity Chemicals	3.1%
Tobacco	3.1%
IT Consulting & Other Services	2.8%
Oil & Gas Equipment & Services	2.5%
Electric Utilities	2.2%
Aerospace & Defense	2.0%
Multi-Utilities	2.0%
Soft Drinks	2.0%
Integrated Telecommunication Services	1.8%
Gas Utilities	1.7%
Railroads	1.7%
Specialized REIT’s	1.6%
Steel	1.6%
Biotechnology	1.5%

Computer Hardware	1.4%
Movies & Entertainment	1.4%
Diversified Chemicals	1.2%
Household Products	1.2%
Diversified Banks	1.1%
Diversified Support Services	1.1%
Electrical Components & Equipment	1.0%
Hypermarkets & Super Centers	1.0%
Other Industries (each less than 1%)	9.0%

52.7%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	43

ICON Risk-Managed Balanced Fund

Credit Diversification

September 30, 2013

Aaa	7.4%
Aa2	2.9%
Aa3	0.4%
A1	1.8%
A2	2.4%
A3	1.6%
Baa1	8.9%
Baa2	7.0%
Baa3	3.4%
Ba1	1.3%

Ba2	0.1%
B1	1.8%
B2	2.7%

41.7%

Percentages are based upon U.S. Treasury obligations, corporate and foreign corporate bond investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc.

44	MANAGEMENT OVERVIEW

ICON Risk-Managed Balanced Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Risk-Managed Equity Fund - Class S	5/6/04	10.51%	4.51%	N/A	3.96%	1.80%	1.24%
ICON Risk-Managed Equity Fund - Class C	11/21/02	9.45%	3.45%	3.38%	4.41%	3.25%	2.23%
ICON Risk-Managed Equity Fund - Class A	5/31/06	10.28%	4.25%	N/A	3.10%	2.16%	1.48%
ICON Risk-Managed Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	3.90%	3.02%	N/A	2.27%	2.16%	1.48%
S&P Composite 1500 Index		20.43%	10.35%	7.97%	8.19%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	45

ICON Risk-Managed Balanced Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Risk-Managed Balanced Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Risk-Managed Balanced Fund’s other share classes will vary due to differences in charges and expenses. The Risk-Managed Balanced Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

46	MANAGEMENT OVERVIEW

ICON RISK-MANAGED BALANCED FUND

SCHEDULE OF INVESTMENTS

(FORMERLY ICON RISK-MANAGED EQUITY FUND)

SEPTEMBER 30, 2013

Shares or Principal Amount		Value
Common Stocks (52.7%)
2,500	3M Co.	$298,525
7,500	Accenture PLC, Class A	552,300
1,700	Apple, Inc.(x)	810,475
9,200	Atmos Energy Corp.	391,828
23,500	BCE, Inc.	1,003,450
14,600	CA, Inc.	433,182
6,700	Chevron Corp.	814,050
30,700	Coca-Cola Co.(x)	1,162,916
4,000	Computer Programs & Systems, Inc.	234,000
13,000	ConAgra Foods, Inc.	394,420
15,300	ConocoPhillips(x)	1,063,503
5,000	Costco Wholesale Corp.	575,600
8,600	CSX Corp.	221,364
2,560	Dover Corp.	229,965
4,700	Dril-Quip, Inc.†	539,325
2,500	E.I. du Pont de Nemours & Co.(x)	146,400
8,500	Emerson Electric Co.	549,950
6,500	EPR Properties, REIT	316,810
9,000	Exxon Mobil Corp.	774,360
6,500	Fastenal Co.	326,625
7,100	FMC Corp.	509,212
7,400	GameStop Corp., Class A	367,410
4,300	General Dynamics Corp.	376,336
23,200	Healthcare Services Group, Inc.	597,632
9,500	Intel Corp.	217,740
3,300	International Business Machines Corp.(x)	611,094
13,700	Invesco, Ltd.	437,030
7,400	Kimberly-Clark Corp.	697,228
10,100	Koppers Holdings, Inc.	430,765
6,700	Laclede Group, Inc.	301,500
11,100	Lorillard, Inc.	497,058
18,100	LyondellBasell Industries, Class A	1,325,463

Shares or Principal Amount		Value
8,500	MAXIMUS, Inc.(x)	$382,840
2,500	MDC Holdings, Inc.	75,025
3,300	Nike, Inc., Class B(x)	239,712
2,900	Norfolk Southern Corp.	224,315
13,100	Nucor Corp.	642,162
11,000	Oceaneering International, Inc.(x)	893,640
1,700	Parker Hannifin Corp.	184,824
107,500	PDL BioPharma, Inc.(a)	856,775
6,100	Philip Morris International, Inc.	528,199
8,400	Piedmont Natural Gas Co., Inc.	276,192
4,600	PulteGroup, Inc.	75,900
5,800	Rayonier, Inc., REIT	322,770
15,400	Reynolds American, Inc.(x)	751,212
3,000	Ryland Group, Inc.(x)	121,620
12,100	SCANA Corp.	557,084
16,700	Steel Dynamics, Inc.	279,057
4,400	Target Corp.(x)	281,512
2,300	Toll Brothers, Inc.†	74,589
4,800	Tractor Supply Co.	322,416
6,000	Tupperware Brands Corp.	518,220
7,000	U.S. Bancorp(x)	256,060
11,300	UIL Holdings Corp.	420,134
3,400	Union Pacific Corp.(x)	528,156
6,700	United Technologies Corp.(x)	722,394
3,800	Ventas, Inc., REIT	233,700
1,900	Visa, Inc., Class A	363,090
12,200	Walt Disney Co.(x)	786,778
8,900	Wells Fargo & Co.(x)	367,748
28,100	Westar Energy, Inc.(a)	861,265
21,500	Xcel Energy, Inc.	593,615

Total Common Stocks (Cost $28,782,280)		29,948,520

SCHEDULE OF INVESTMENTS	47

Shares or Principal Amount		Interest Rate	Maturity Date	Value
Corporate Bonds (32.8%)
$500,000	Altria Group, Inc.	9.25%	08/06/19	$660,301
500,000	American Express Credit Corp., MTN	1.75%	06/12/15	509,112
1,000,000	AT&T, Inc.(a)	2.63%	12/01/22	896,283
700,000	Berkshire Hathaway, Inc.	3.40%	01/31/22	702,642
1,000,000	Celgene Corp.	3.25%	08/15/22	948,232
200,000	Coca-Cola Co.	3.30%	09/01/21	204,659
1,000,000	DaVita HealthCare Partners, Inc.	5.75%	08/15/22	988,750
50,000	Denali Borrower LLC / Denali Finance Corp.(b)	5.63%	10/15/20	48,563
1,000,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	3.80%	03/15/22	933,349
500,000	Dollar General Corp.	1.88%	04/15/18	485,226
1,000,000	Dollar General Corp.	3.25%	04/15/23	910,699
700,000	Ecolab, Inc.	4.35%	12/08/21	737,533
1,000,000	Fiserv, Inc.	3.50%	10/01/22	946,771
500,000	Freescale Semiconductor, Inc.(b)	10.13%	03/15/18	546,500
500,000	Gap, Inc.	5.95%	04/12/21	554,002
500,000	Google, Inc.	3.63%	05/19/21	523,683
500,000	HCP, Inc.	6.70%	01/30/18	582,219
500,000	HCP, Inc.	2.63%	02/01/20	474,406
500,000	Health Care REIT, Inc.	4.13%	04/01/19	526,621
200,000	Johnson & Johnson	5.55%	08/15/17	231,379
500,000	Kellogg Co.	4.00%	12/15/20	529,244
700,000	L Brands, Inc.	6.63%	04/01/21	756,875
500,000	Lockheed Martin Corp.	3.35%	09/15/21	499,397
500,000	PepsiCo, Inc.	1.25%	08/13/17	492,738
500,000	Prudential Financial, Inc.(c)	8.88%	06/15/38	605,000
500,000	Regency Energy Partners L.P. / Regency Energy Finance Corp.	5.50%	04/15/23	480,000
500,000	Thermo Fisher Scientific, Inc.	3.60%	08/15/21	491,995
500,000	U.S. Bancorp, MTN	2.20%	11/15/16	515,080
500,000	United Refining Co.	10.50%	02/28/18	557,500
500,000	Wal-Mart Stores, Inc.	2.55%	04/11/23	462,304
750,000	Walt Disney Co., Series C	6.00%	07/17/17	869,640

Total Corporate Bonds (Cost $18,748,618)				18,670,703
U.S. Treasury Obligations (7.0%)
500,000	U.S. Treasury Note	1.25%	01/31/19	493,672
500,000	U.S. Treasury Note	0.63%	08/31/17	492,227
500,000	U.S. Treasury Note	1.38%	05/31/20	482,461
500,000	U.S. Treasury Note	0.50%	06/15/16	499,531
500,000	U.S. Treasury Note	0.25%	07/31/15	499,629

48	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Interest Rate	Maturity Date	Value
$500,000	U.S. Treasury Note	1.38%	07/31/18	$500,898
500,000	U.S. Treasury Note	0.38%	08/31/15	500,586
500,000	U.S. Treasury Note	2.50%	08/15/23	494,922

Total U.S. Treasury Obligations (Cost $3,964,259)				3,963,926
Foreign Corporate Bonds (1.9%)
1,000,000	LyondellBasell Industries	5.00%	04/15/19	1,100,746

Total Foreign Corporate Bonds (Cost $1,097,851)				1,100,746

Shares or Principal Amount				Value
Closed-End Mutual Funds (2.3%)
50,000	American Strategic Income Portfolio, Inc. II			$405,500
67,727	American Strategic Income Portfolio, Inc. III			468,671
29,600	BlackRock Enhanced Government Fund, Inc.			420,320

Total Closed-End Mutual Funds (Cost $1,295,204)				1,294,491

Underlying Security/Expiration Date/Exercise Price			Contracts*	Value
Put Options Purchased (0.4%)
S+P 500 Index, November 2013, 1,630.00			90	$168,300
S+P 500 Index, October 2013, 1,580.00			185	61,975

Total Put Options Purchased (Cost $305,176)				230,275

Shares or Principal Amount				Value
Collateral for Securities on Loan (4.2%)
2,371,613	State Street Navigator Prime Portfolio, 0.17%			$2,371,613

Total Collateral for Securities on Loan (Cost $2,371,613)				2,371,613
Short-Term Investments (2.4%)
$1,339,241	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13			1,339,241

Total Short-Term Investments (Cost $1,339,241)				1,339,241
Total Investments 103.7% (Cost $57,904,242)				58,919,515
Liabilities Less Other Assets (3.7)%				(2,082,984)

Net Assets 100.0%				$56,836,531

SCHEDULE OF INVESTMENTS	49

The accompanying notes are an integral part of the financial statements.

*	All options have 100 shares per contract.

†	Non-income producing security.

(x)	All or a portion of the security is pledged as collateral for call options written.

(a)	All or a portion of the security was on loan as of September 30, 2013.

(b)	144A - Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	Floating Rate Security. Rate disclosed is as of September 30, 2013.

REIT	Real Estate Investment Trust

50	SCHEDULE OF INVESTMENTS

ICON RISK-MANAGED BALANCED FUND (FORMERLY ICON RISK-MANAGED EQUITY FUND)

SCHEDULE OF WRITTEN CALL OPTIONS

SEPTEMBER 30, 2013

Underlying Security/ Expiration Date/ Exercise Price	Contracts*	Value
S+P 500 Index, November 2013, 1,720.00	60	$89,700
S+P 500 Index, October 2013, 1,710.00	15	12,975

Total Options Written (Premiums received $175,547)		$102,675

The accompanying notes are an integral part of the financial statements.

*	All options have 100 shares per contract.

SCHEDULE OF INVESTMENTS	51

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund
Assets
Investments, at cost	$106,465,712	$24,984,025	$25,685,570

Investments, at value†	107,069,954	25,747,663	37,157,565
Receivables:
Fund shares sold	11,700	161,223	47,354
Investments sold	1,362,736	539,319	1,012,046
Interest	937,032	40,098	–
Dividends	8,052	90,309	39,394
Expense reimbursements due from Adviser	42,410	12,746	2,162
Foreign tax reclaims	–	11,646	476
Other assets	23,603	17,085	18,639

Total Assets	109,455,487	26,620,089	38,277,636

Liabilities
Payables:
Due to custodian bank	–	874	–
Expense recoupment due to Adviser	–	538	3,733
Investments purchased	3,891,947	662,698	–
Payable for collateral received on securities loaned	7,297,402	2,389,304	2,293,511
Fund shares redeemed	37,851	129,462	63,293
Distributions due to shareholders	10,129	39,059	–
Advisory fees	44,896	14,467	22,908
Accrued distribution fees	3,530	7,154	17,952
Fund accounting fees	2,343	590	923
Transfer agent fees	11,680	7,809	10,807
Administration fees	3,742	964	1,527
Trustee fees	2,859	714	1,364
Accrued expenses	36,258	29,240	27,648

Total Liabilities	11,342,637	3,282,873	2,443,666

Net Assets - all share classes	$98,112,850	$23,337,216	$35,833,970

Net Assets - Class S	$88,312,860	$5,115,710	$6,985,772

Net Assets - Class C	$3,007,825	$5,423,473	$18,847,738

Net Assets - Class A	$6,792,165	$12,798,033	$10,000,460

52	FINANCIAL STATEMENTS

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund
Net Assets Consist of
Paid-in capital	$96,169,849	$46,621,452	$54,983,812
Accumulated undistributed net investment income/(loss)	–	2,975	(14,662)
Accumulated undistributed net realized gain/(loss)	1,338,759	(24,050,862)	(30,607,175)
Unrealized appreciation/(depreciation)	604,242	763,651	11,471,995

Net Assets	$98,112,850	$23,337,216	$35,833,970

Shares outstanding (unlimited shares authorized, no par value)
Class S	8,930,555	370,738	498,996
Class C	302,991	390,840	1,470,360
Class A	686,507	932,292	746,692
Net asset value (offering and redemption price per share)
Class S	$9.89	$13.80	$14.00
Class C	$9.93	$13.88	$12.82
Class A	$9.89	$13.73	$13.39
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$10.38	$14.57	$14.21

† Includes securities on loan of	$7,019,319	$2,316,113	$2,264,031

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	53

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

	ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund
Assets
Investments, at cost	$16,914,960	$365,911	$57,904,242

Investments, at value†	20,761,802	440,872	58,919,515
Deposits for Short Sales	1,601,064	–	–
Receivables:
Fund shares sold	62,349	–	370,571
Investments sold	675,199	7,940	125,589
Interest	–	–	238,658
Dividends	9,757	268	86,681
Expense reimbursements due from Adviser	14,524	12,279	10,060
Other assets	16,363	39	22,542

Total Assets	23,141,058	461,398	59,773,616

Liabilities
Options written, at value (premiums received $175,547)	–	–	102,675
Securities sold short, at value (proceeds of $1,349,020)	1,459,861	–	–
Payables:
Due to prime broker	213,567	–	154,308
Expense recoupment due to Adviser	–	–	5,175
Investments purchased	–	–	200,613
Payable for collateral received on securities loaned	1,645,210	–	2,371,613
Fund shares redeemed	68,851	–	22,130
Distributions due to shareholders	–	–	5,426
Advisory fees	13,858	264	28,965
Accrued distribution fees	6,876	–	5,318
Fund accounting fees	491	10	924
Transfer agent fees	7,870	52	6,340
Administration fees	816	18	1,930
Trustee fees	677	11	530
Accrued expenses	27,576	19,088	31,138

Total Liabilities	3,445,653	19,443	2,937,085

Net Assets - all share classes	$19,695,405	$441,955	$56,836,531

Net Assets - Class S	$4,774,166	$–	$43,350,119

Net Assets - Class C	$6,107,920	$–	$5,667,276

Net Assets - Class A	$8,813,319	$–	$7,819,136

54	FINANCIAL STATEMENTS

	ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund
Net Assets Consist of
Paid-in capital	$75,674,057	$346,141	$72,825,198
Accumulated undistributed net investment income/(loss)	(81,756)	-	-
Accumulated undistributed net realized gain/(loss)	(59,632,897)	20,853	(17,076,825)
Unrealized appreciation/(depreciation)	3,736,001	74,961	1,088,158

Net Assets	$19,695,405	$441,955	$56,836,531

Shares outstanding (unlimited shares authorized, no par value)	-	33,934	-
Class S	273,171	-	3,235,804
Class C	380,454	-	457,499
Class A	514,613	-	595,980
Net asset value (offering and redemption price per share)	-	$13.02	-
Class S	$17.48	$-	$13.40
Class C	$16.05	$-	$12.39
Class A	$17.13	$-	$13.12
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$18.18	$-	$13.92

† Includes securities on loan of	$1,607,757	$-	$2,280,609

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2013

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund
Investment Income
Interest	$2,639,514	$84,507	$25
Dividends	82,621	995,501	680,348
Income from securities lending, net	18,186	12,646	39,423
Foreign taxes withheld	–	(9,138)	(37)

Total Investment Income	2,740,321	1,083,516	719,759

Expenses
Advisory fees	534,721	166,253	312,526
Distribution fees:
Class C	30,180	53,281	182,793
Class A	19,960	29,668	29,498
Fund accounting fees	23,736	5,923	11,653
Transfer agent fees	85,005	51,499	85,213
Administration fees	44,560	11,084	20,835
Custody fees	4,672	3,886	2,097
Registration fees:
Class S	4,907	2,019	5,252
Class C	5,640	5,845	6,805
Class A	2,797	11,032	10,495
Insurance expense	14,967	4,523	10,093
Trustee fees and expenses	11,537	2,802	5,762
Audit and tax service expense	29,514	31,960	24,724
Interest expense	53	527	4,910
Recoupment of previously reimbursed expenses	–	538	7,304
Dividends on Short positions	–	–	–
Prime broker expense	–	–	–
Other expenses	54,829	22,839	33,741

Total expenses before expense reimbursement	867,078	403,679	753,701
Expense reimbursement by Adviser due to expense limitation agreement	(148,484)	(52,885)	(19,298)

Net Expenses	718,594	350,794	734,403

Net Investment Income/(Loss)	2,021,727	732,722	(14,644)

Net Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	1,808,686	3,820,856	10,379,428
Foreign currency	–	(121)	–
Written options	–	–	–
Securities sold short	–	–	–
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(4,582,127)	(1,112,159)	(2,025,607)
Written options	–	–	–
Securities sold short	–	–	–

Net realized and unrealized gain/(loss)	(2,773,441)	2,708,576	8,353,821

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(751,714)	$3,441,298	$8,339,177

The accompanying notes are an integral part of the financial statements.

56	FINANCIAL STATEMENTS

ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund

$28	$2	$112,000
283,392	4,810	440,862
17,580	–	6,930
–	(13)	(3,483)

301,000	4,799	556,309

179,025	2,490	137,807

58,104	–	26,649
28,817	–	10,616
5,446	74	4,748
52,999	1,271	42,172
10,531	166	9,187
1,926	1,980	3,861

1,853	–	2,593
5,970	–	6,418
11,431	–	11,403
2,532	1	2,731
3,026	37	1,747
29,636	24,567	35,741
3,475	1	2,636
–	–	5,175
5,071	–	–
5,193	–	26
23,728	10,806	23,072

428,763	41,393	326,582
(56,161)	(36,360)	(66,142)

372,602	5,033	260,440

(71,602)	(234)	295,869

3,468,444	21,034	2,637,309
–	–	(26)
–	–	(39,556)
(171,192)	–	–

443,878	74,961	(1,602,389)
–	–	66,746
(50,572)	–	–

3,690,558	95,995	1,062,084

$3,618,956	$95,761	$1,357,953

FINANCIAL STATEMENTS	57

STATEMENTS OF CHANGES IN NET ASSETS

	ICON Bond Fund		ICON Equity Income Fund
	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012
Operations
Net investment income/(loss)	$2,021,727	$3,634,345	$732,722	$927,636
Net realized gain/(loss)	1,808,686	2,289,761	3,820,735	755,568
Change in net unrealized appreciation/(depreciation)	(4,582,127)	3,238,077	(1,112,159)	5,113,358

Net increase/(decrease) in net assets resulting from operations	(751,714)	9,162,183	3,441,298	6,796,562

Dividends and Distributions to Shareholders
Net investment income
Class I*	–	(1,197,245)	–	(241,898)
Class S**	(1,805,047)	(1,925,269)	(178,301)	(260,178)
Class C	(52,646)	(116,098)	(149,518)	(105,929)
Class A	(164,226)	(395,563)	(432,403)	(298,293)
Net realized gains
Class I*	–	(1,600,813)	–	–
Class S**	(2,116,924)	(15,117)	–	–
Class C	(105,020)	(65,783)	–	–
Class A	(208,330)	(4,480)	–	–

Net decrease from dividends and distributions	(4,452,193)	(5,320,368)	(760,222)	(906,298)

Fund Share Transactions
Shares sold
Class I*	–	10,974,194	–	987,981
Class S**	31,999,432	95,206,207	3,798,256	20,843,039
Class C	632,592	836,656	927,685	1,306,627
Class A***	4,177,547	29,040,913	2,858,550	12,715,353
Reinvested dividends and distributions
Class I*	–	2,526,419	–	231,892
Class S**	3,841,503	1,875,329	149,125	247,017
Class C	138,412	165,354	89,166	74,224
Class A	295,490	358,295	345,076	235,826
Shares repurchased
Class I*	–	(104,334,901)	–	(30,536,686)
Class S**	(24,400,107)	(20,171,872)	(6,510,218)	(14,805,923)
Class C	(1,313,187)	(1,259,657)	(1,400,893)	(923,118)
Class A***	(4,723,102)	(22,958,360)	(2,627,276)	(5,901,423)

Net increase/(decrease) from fund share transactions	10,648,580	(7,741,423)	(2,370,529)	(15,525,191)

Total net increase/(decrease) in net assets	5,444,673	(3,899,608)	310,547	(9,634,927)
Net Assets
Beginning of year	92,668,177	96,567,785	23,026,669	32,661,596

End of year	$98,112,850	$92,668,177	$23,337,216	$23,026,669

58	FINANCIAL STATEMENTS

ICON Fund		ICON Long/Short Fund
Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012

$(14,644)	$169,793	$(71,602)	$(63,788)
10,379,428	2,561,945	3,297,252	(277,745)
(2,025,607)	14,244,971	393,306	3,722,984

8,339,177	16,976,709	3,618,956	3,381,451

–	(161,444)	–	–
(125,155)	–	–	–
–	–	–	–
(44,656)	–	–	–
–	–	–	–

–	–	–	–
–	–	–	–
–	–	–	–

(169,811)	(161,444)	–	–

–	847,758	–	615,566
1,504,207	40,695,868	2,493,788	6,330,779
1,236,829	664,869	327,531	578,713
764,166	19,633,373	2,592,668	18,944,856

–	155,712	–	–
120,377	–	–	–
–	–	–	–
44,027	–	–	–

–	(56,622,985)	–	(9,274,530)
(19,499,579)	(20,097,004)	(1,876,720)	(2,970,746)
(4,565,141)	(4,806,640)	(1,225,560)	(1,381,252)
(5,671,280)	(9,909,449)	(11,397,248)	(5,286,978)

(26,066,394)	(29,438,498)	(9,085,541)	7,556,408

(17,897,028)	(12,623,233)	(5,466,585)	10,937,859

53,730,998	66,354,231	25,161,990	14,224,131

$35,833,970	$53,730,998	$19,695,405	$25,161,990

FINANCIAL STATEMENTS	59

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Bond Fund		ICON Equity Income Fund
	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012
Transactions in Fund Shares
Shares sold
Class I*	–	1,086,363	–	89,438
Class S**	3,191,749	9,427,267	289,905	1,787,991
Class C	61,887	81,024	70,831	112,921
Class A***	410,034	2,888,672	223,575	1,092,400
Reinvested dividends and distributions
Class I*	–	252,285	–	20,872
Class S**	377,817	181,099	11,531	20,738
Class C	13,538	16,263	6,865	6,330
Class A	28,997	34,790	26,724	20,034
Shares repurchased
Class I*	–	(10,382,660)	–	(2,620,173)
Class S**	(2,382,798)	(1,951,771)	(515,509)	(1,237,820)
Class C	(129,966)	(122,077)	(107,050)	(80,150)
Class A***	(467,338)	(2,233,329)	(205,513)	(507,849)

Net increase/(decrease)	1,103,920	(722,074)	(198,641)	(1,295,268)

Shares outstanding, beginning of year	8,816,133	9,538,207	1,892,511	3,187,779

Shares outstanding, end of year	9,920,053	8,816,133	1,693,870	1,892,511

Accumulated undistributed net investment income/(loss)	$–	$–	$2,975	$(652)

*	Class I shares merged into Class A on January 23, 2012. The information presented is that before the merger.
**	Class S shares were formerly named Class Z shares prior to January 23, 2012.
***	Class I shares merged into Class A on January 23, 2012. The information presented includes the merger activity.

The accompanying notes are an integral part of the financial statements.

60	FINANCIAL STATEMENTS

ICON Fund		ICON Long/Short Fund
Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012

–	85,117	–	49,085
121,654	3,846,616	155,240	447,166
109,668	67,437	21,806	43,992
64,470	1,943,986	167,924	1,368,234

–	16,136	–	–
10,835	–	–	–
–	–	–	–
4,134	–	–	–

–	(5,367,692)	–	(693,486)
(1,656,644)	(1,838,509)	(120,447)	(212,423)
(402,626)	(492,305)	(85,591)	(109,071)
(464,696)	(948,363)	(749,427)	(378,149)

(2,213,205)	(2,687,577)	(610,495)	515,348

4,929,253	7,616,830	1,778,733	1,263,385

2,716,048	4,929,253	1,168,238	1,778,733

$(14,662)	$169,811	$(81,756)	$(54,664)

FINANCIAL STATEMENTS	61

STATEMENTS OF CHANGES IN NET ASSETS

	ICON Opportunities Fund†	ICON Risk-Managed Balanced Fund
	Year ended September 30, 2013	Year ended September 30, 2013	Year ended September 30, 2012
Operations
Net investment income/(loss)	$(234)	$295,869	$160,320
Net realized gain/(loss)	21,034	2,597,727	630,812
Change in net unrealized appreciation/(depreciation)	74,961	(1,535,643)	1,630,022

Net increase/(decrease) in net assets resulting from operations	95,761	1,357,953	2,421,154

Dividends and Distributions to Shareholders
Net investment income
Class I*	-	-	(41,651)
Class S**	-	(204,302)	(68,173)
Class C	-	(22,634)	(7,633)
Class A	-	(62,534)	(42,911)

Net decrease from dividends and distributions	-	(289,470)	(160,368)

Fund Share Transactions
Shares sold	261, 714	-	-
Class I*	-	-	960,926
Class S**	-	39,722,666	12,234,963
Class C	-	3,869,861	380,549
Class A	-	4,944,567	8,459,342
Reinvested dividends and distributions
Class I*	-	-	36,883
Class S**	-	197,831	63,891
Class C	-	20,831	7,272
Class A	-	50,930	34,051
Shares repurchased	(15,520)	-	-
Class I*	-	-	(18,292,414)
Class S	-	(3,787,847)	(5,996,598)
Class C	-	(660,084)	(513,378)
Class A***	-	(1,569,911)	(6,794,830)

Net increase/(decrease) from fund share transactions	246,194	42,788,844	(9,419,343)

Total net increase/(decrease) in net assets	341,955	43,857,327	(7,158,557)
Net Assets
Beginning of year	100,000	12,979,204	20,137,761

End of year	$441,955	$56,836,531	$12,979,204

62	FINANCIAL STATEMENTS

	ICON Opportunities Fund†	ICON Risk-Managed Balanced Fund
	Year ended September 30, 2013	Year ended September 30, 2013	Year ended September 30, 2012
Transactions in Fund Shares
Shares sold	25,233
Class I*	-	-	86,186
Class S**	-	2,970,024	1,038,013
Class C	-	315,370	34,974
Class A***	-	382,141	732,607
Reinvested dividends and distributions
Class I*	-	-	3,305
Class S**	-	15,160	5,298
Class C	-	1,753	659
Class A	-	4,052	2,907
Shares repurchased	(1,299)
Class I*	-	-	(1,585,532)
Class S**	-	(292,509)	(505,652)
Class C	-	(56,142)	(47,179)
Class A***	-	(125,458)	(586,238)

Net increase/(decrease)	23,934	3,214,391	(820,652)

Shares outstanding, beginning of year	10,000	1,074,892	1,895,544

Shares outstanding, end of year	33,934	4,289,283	1,074,892

Accumulated undistributed net investment income/(loss)	$-	$-	$2,787

†	The Fund commenced operations on October 1, 2012.

*	Class I shares merged into Class A on January 23, 2012. The information presented is that before the merger.

**	Class S shares were formerly named Class Z shares prior to January 23, 2012.

***	Class I shares merged into Class A on January 23, 2012. The information presented includes the merger activity.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	63

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Bond Fund
Class S**
Year ended September 30, 2013	$10.51	$0.24	$(0.32)	$(0.08)	$(0.24)	$(0.30)
Year ended September 30, 2012	10.11	0.38	0.59	0.97	(0.40)	(0.17)
Year ended September 30, 2011	10.79	0.47	(0.46)	0.01	(0.47)	(0.22)
Year ended September 30, 2010	10.26	0.48	0.57	1.05	(0.48)	(0.04)
Year ended September 30, 2009	9.42	0.45	0.81	1.26	(0.42)	–
Class C
Year ended September 30, 2013	10.55	0.15	(0.32)	(0.17)	(0.15)	(0.30)
Year ended September 30, 2012	10.15	0.31	0.57	0.88	(0.31)	(0.17)
Year ended September 30, 2011	10.83	0.39	(0.46)	(0.07)	(0.39)	(0.22)
Year ended September 30, 2010	10.30	0.39	0.57	0.96	(0.39)	(0.04)
Year ended September 30, 2009	9.46	0.34	0.84	1.18	(0.34)	–
Class A***
Year ended September 30, 2013	10.51	0.21	(0.32)	(0.11)	(0.21)	(0.30)
Year ended September 30, 2012	10.11	0.36	0.58	0.94	(0.37)	(0.17)
Year ended September 30, 2011	10.81	0.46	(0.46)	–	(0.48)	(0.22)
ICON Equity Income Fund
Class S**
Year ended September 30, 2013	12.18	0.47	1.65	2.12	(0.50)	-
Year ended September 30, 2012	10.21	0.43	2.03	2.46	(0.49)	-
Year ended September 30, 2011	10.96	0.50	(0.71)	(0.21)	(0.54)	-
Year ended September 30, 2010	10.26	0.47	0.64	1.11	(0.41)	-
Year ended September 30, 2009	11.84	0.41	(1.57)	(1.16)	(0.42)	-
Class C
Year ended September 30, 2013	12.25	0.35	1.65	2.00	(0.37)	-
Year ended September 30, 2012	10.16	0.29	2.06	2.35	(0.26)	-
Year ended September 30, 2011	10.85	0.37	(0.72)	(0.35)	(0.34)	-
Year ended September 30, 2010	10.16	0.36	0.64	1.00	(0.31)	-
Year ended September 30, 2009	11.73	0.32	(1.56)	(1.24)	(0.33)	-
Class A***
Year ended September 30, 2013	12.12	0.45	1.63	2.08	(0.47)	-
Year ended September 30, 2012	10.15	0.39	2.03	2.42	(0.45)	-
Year ended September 30, 2011	10.90	0.47	(0.71)	(0.24)	(0.51)	-
Year ended September 30, 2010	10.21	0.46	0.63	1.09	(0.40)	-
Year ended September 30, 2009	11.80	0.38	(1.57)	(1.19)	(0.40)	-

64	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.54)	$9.89	(0.84)%	$88,313	0.89%	0.75%	2.19%	2.33%	96.56%
(0.57)	10.51	9.93%	81,381	0.88%	0.75%	3.46%	3.59%	51.28%
(0.69)	10.11	0.15%	881	1.18%	0.75%	4.08%	4.51%	32.13%
(0.52)	10.79	10.45%	1,049	1.39%	0.75%	3.95%	4.59%	63.47%
(0.42)	10.26	13.79%	1,087	1.91%	0.75%	3.34%	4.50%	73.71%

(0.45)	9.93	(1.66)%	3,008	2.06%	1.60%	1.02%	1.48%	96.56%
(0.48)	10.55	8.98%	3,772	2.28%	1.60%	2.35%	3.03%	51.28%
(0.61)	10.15	(0.68)%	3,879	2.16%	1.60%	3.11%	3.67%	32.13%
(0.43)	10.83	9.52%	4,544	2.46%	1.60%	2.88%	3.74%	63.47%
(0.34)	10.30	12.80%	4,441	2.40%	1.60%	2.75%	3.55%	73.71%

(0.51)	9.89	(1.08)%	6,792	1.34%	1.00%	1.71%	2.06%	96.56%
(0.54)	10.51	9.66%	7,515	1.31%	1.00%	3.13%	3.44%	51.28%
(0.70)	10.11	(0.02)%	249	5.83%	1.01%	(0.38)%	4.44%	32.13%

(0.50)	13.80	17.76%	5,116	1.53%	1.21%	3.28%	3.60%	162.82%
(0.49)	12.18	24.43%	7,123	1.47%	1.21%	3.31%	3.57%	122.39%
(0.54)	10.21	(2.40)%	142	3.99%	1.20%	1.45%	4.24%	142.75%
(0.41)	10.96	11.04%	88	7.66%	1.20%	(2.01)%	4.45%	123.33%
(0.42)	10.26	(9.20)%	66	8.73%	1.21%	(2.83)%	4.69%	148.56%

(0.37)	13.88	16.58%	5,423	2.42%	2.21%	2.49%	2.70%	162.82%
(0.26)	12.25	23.31%	5,146	2.62%	2.20%	2.09%	2.51%	122.39%
(0.34)	10.16	(3.47)%	3,874	2.53%	2.20%	2.85%	3.18%	142.75%
(0.31)	10.85	9.99%	3,569	2.97%	2.20%	2.68%	3.46%	123.33%
(0.33)	10.16	(10.12)%	3,348	2.69%	2.21%	3.21%	3.69%	148.56%

(0.47)	13.73	17.49%	12,798	1.68%	1.46%	3.24%	3.45%	162.82%
(0.45)	12.12	24.10%	10,758	1.69%	1.45%	3.11%	3.35%	122.39%
(0.51)	10.15	(2.66)%	2,871	1.91%	1.45%	3.55%	4.01%	142.75%
(0.40)	10.90	10.84%	1,521	4.59%	1.45%	1.19%	4.32%	123.33%
(0.40)	10.21	(9.53)%	237	5.68%	1.46%	0.26%	4.48%	148.56%

FINANCIAL HIGHLIGHTS	65

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Fund
Class S**
Year ended September 30, 2013	$11.34	$0.07	$2.66	$2.73	$(0.07)	$–
Year ended September 30, 2012	8.82	0.07	2.45	2.52	–	–
Year ended September 30, 2011	9.04	(0.07)	(0.15)	(0.22)	–	–
Year ended September 30, 2010	9.07	(0.01)	0.11	0.10	(0.13)	–
Year ended September 30, 2009	11.24	0.10	(2.27)	(2.17)	–	–
Class C
Year ended September 30, 2013	10.42	(0.07)	2.47	2.40	–	–
Year ended September 30, 2012	8.17	(0.04)	2.29	2.25	–	–
Year ended September 30, 2011	8.36	(0.05)	(0.14)	(0.19)	–	–
Year ended September 30, 2010	8.37	(0.04)	0.11	0.07	(0.08)	–
Year ended September 30, 2009	10.46	0.03	(2.12)	(2.09)	–	–
Class A***
Year ended September 30, 2013	10.85	0.02	2.56	2.58	(0.04)	–
Year ended September 30, 2012	8.46	0.03	2.36	2.39	–	–
Year ended September 30, 2011	8.67	(0.07)	(0.14)	(0.21)	–	–
Year ended September 30, 2010	8.73	(0.08)	0.10	0.02	(0.08)	–
Year ended September 30, 2009	10.92	0.01	(2.20)	(2.19)	–	–
ICON Long/Short Fund(c)
Class S**
Year ended September 30, 2013	14.56	0.01	2.91	2.92	–	–
Year ended September 30, 2012	11.61	0.02	2.93	2.95	–	–
Year ended September 30, 2011	11.90	0.02	(0.31)	(0.29)	–	–
Year ended September 30, 2010	11.80	0.03	0.29	0.32	(0.22)	–
Year ended September 30, 2009	13.81	0.17	(1.89)	(1.72)	(0.29)	–
Class C
Year ended September 30, 2013	13.52	(0.14)	2.67	2.53	–	–
Year ended September 30, 2012	10.89	(0.11)	2.74	2.63	–	–
Year ended September 30, 2011	11.29	(0.11)	(0.29)	(0.40)	–	–
Year ended September 30, 2010	11.19	(0.08)	0.27	0.19	(0.09)	–
Year ended September 30, 2009	13.13	0.06	(1.81)	(1.75)	(0.19)	–
Class A***
Year ended September 30, 2013	14.31	(0.02)	2.84	2.82	–	–
Year ended September 30, 2012	11.44	(0.02)	2.89	2.87	–	–
Year ended September 30, 2011	11.77	(0.02)	(0.31)	(0.33)	–	–
Year ended September 30, 2010	11.67	–	0.28	0.28	(0.18)	–
Year ended September 30, 2009	13.69	0.14	(1.88)	(1.74)	(0.28)	–

66	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.07)	$14.00	24.27%	$6,986	1.23%	1.23%	0.59%	0.59%	32.68%
–	11.34	28.57%	22,952	1.18%	1.18%	0.61%	0.61%	23.73%
–	8.82	(2.43)%	133	2.52%	2.52%	(0.72)%	(0.72)%	57.93%
(0.13)	9.04	1.10%	406	1.90%	1.90%	(0.06)%	(0.06)%	123.12%
–	9.07	(19.31)%	887	1.45%	1.45%	1.27%	1.27%	208.48%

–	12.82	23.03%	18,848	2.32%	2.26%	(0.64)%	(0.58)%	32.68%
–	10.42	27.54%	18,378	2.35%	2.28%	(0.48)%	(0.41)%	23.73%
–	8.17	(2.27)%	17,884	2.27%	2.27%	(0.50)%	(0.50)%	57.93%
(0.08)	8.36	0.84%	24,573	2.25%	2.25%	(0.45)%	(0.45)%	123.12%
–	8.37	(19.98)%	33,089	2.25%	2.25%	0.44%	0.44%	208.48%

(0.04)	13.39	23.90%	10,000	1.58%	1.51%	0.12%	0.19%	32.68%
–	10.85	28.25%	12,401	1.54%	1.54%	0.27%	0.27%	23.73%
–	8.46	(2.42)%	1,245	2.52%	2.52%	(0.75)%	(0.75)%	57.93%
(0.08)	8.67	0.22%	1,362	2.68%	2.68%	(0.88)%	(0.88)%	123.12%
–	8.73	(20.05)%	1,969	2.43%	2.43%	0.11%	0.11%	208.48%

–	17.48	20.05%	4,774	1.53%	1.32%	(0.14)%	0.07%	32.63%
–	14.56	25.41%	3,471	2.18%	1.35%	(0.70)%	0.13%	54.26%
–	11.61	(2.44)%	42	7.76%	1.65%	(5.96)%	0.15%	67.28%
(0.22)	11.90	2.63%	132	5.80%	2.15%	(3.39)%	0.25%	136.50%
(0.29)	11.80	(12.10)%	128	4.40%	1.73%	(1.12)%	1.55%	131.79%

–	16.05	18.71%	6,108	2.62%	2.37%	(1.21)%	(0.96)%	32.63%
–	13.52	24.15%	6,004	2.95%	2.41%	(1.44)%	(0.90)%	54.26%
–	10.89	(3.54)%	5,546	3.14%	2.70%	(1.38)%	(0.94)%	67.28%
(0.09)	11.29	1.65%	9,547	3.60%	3.19%	(1.14)%	(0.73)%	136.50%
(0.19)	11.19	(13.10)%	15,093	2.95%	2.81%	0.44%	0.58%	131.79%

–	17.13	19.71%	8,813	1.91%	1.61%	(0.45)%	(0.16)%	32.63%
–	14.31	25.09%	15,687	2.09%	1.65%	(0.58)%	(0.14)%	54.26%
–	11.44	(2.80)%	1,213	3.23%	1.91%	(1.46)%	(0.14)%	67.28%
(0.18)	11.77	2.34%	1,855	3.65%	2.45%	(1.21)%	(0.01)%	136.50%
(0.28)	11.67	(12.39)%	2,390	2.64%	2.06%	0.76%	1.34%	131.79%

FINANCIAL HIGHLIGHTS	67

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Opportunities Fund

Year ended September 30, 2013	$10.00	$(0.01)	$3.03	$3.02	$–	$–
ICON Risk-Managed Balanced Fund
Class S**
Year ended September 30, 2013	12.32	0.24	1.04	1.28	(0.20)	–
Year ended September 30, 2012	10.88	0.15	1.44	1.59	(0.15)	–
Year ended September 30, 2011	10.96	0.12	(0.05)	0.07	(0.15)	–
Year ended September 30, 2010	10.61	0.08	0.33	0.41	(0.06)	–
Year ended September 30, 2009	11.46	0.22	(0.91)	(0.69)	(0.16)	–
Class C
Year ended September 30, 2013	11.41	0.09	0.98	1.07	(0.09)	–
Year ended September 30, 2012	10.09	0.02	1.34	1.36	(0.04)	–
Year ended September 30, 2011	10.15	0.01	(0.05)	(0.04)	(0.02)	–
Year ended September 30, 2010	9.88	(0.02)	0.29	0.27	–	–
Year ended September 30, 2009	10.72	0.05	(0.79)	(0.74)	(0.10)	–
Class A***
Year ended September 30, 2013	12.06	0.18	1.05	1.23	(0.17)	–
Year ended September 30, 2012	10.66	0.11	1.41	1.52	(0.12)	–
Year ended September 30, 2011	10.72	0.09	(0.05)	0.04	(0.10)	–
Year ended September 30, 2010	10.39	0.05	0.33	0.38	(0.05)	–
Year ended September 30, 2009	11.25	0.09	(0.80)	(0.71)	(0.15)	–

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
**	Class S shares were formerly named Class Z shares prior to January 23, 2012.
***	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(a)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than a year.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense
(c)	The Fund’s operating expenses, not including dividends on short positions, are contractually limited to 1.25% for Class S, 2.30% for Class C and 1.55% for Class A. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.

The accompanying notes are an integral part of the financial statements.

68	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$–	$13.02	30.20%	$442	12.47%	1.52%	(11.02)%	(0.07)%	52.22%

(0.20)	13.40	10.51%	43,350	1.43%	1.21%	1.65%	1.87%	98.30%
(0.15)	12.32	14.65%	6,692	1.80%	1.24%	0.69%	1.25%	71.06%
(0.15)	10.88	0.51%	60	7.22%	1.23%	(4.94)%	1.05%	67.61%
(0.06)	10.96	3.90%	62	10.41%	1.31%	(8.34)%	0.75%	114.34%
(0.16)	10.61	(5.79)%	72	3.55%	1.24%	(0.10)%	2.21%	194.31%

(0.09)	12.39	9.45%	5,667	2.72%	2.22%	0.22%	0.72%	98.30%
(0.04)	11.41	13.47%	2,243	3.25%	2.23%	(0.79)%	0.23%	71.06%
(0.02)	10.09	(0.45)%	2,099	2.95%	2.23%	(0.66)%	0.06%	67.61%
–	10.15	2.73%	2,609	3.36%	2.30%	(1.27)%	(0.21)%	114.34%
(0.10)	9.88	(6.69)%	3,199	2.72%	2.24%	0.06%	0.54%	194.31%

(0.17)	13.12	10.28%	7,819	2.12%	1.47%	0.81%	1.46%	98.30%
(0.12)	12.06	14.28%	4,045	2.16%	1.48%	0.28%	0.96%	71.06%
(0.10)	10.66	0.32%	1,982	2.08%	1.48%	0.20%	0.80%	67.61%
(0.05)	10.72	3.69%	4,020	2.62%	1.59%	(0.57)%	0.46%	114.34%
(0.15)	10.39	(6.05)%	1,501	2.87%	1.49%	(0.43)%	0.95%	194.31%

FINANCIAL HIGHLIGHTS	69

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

1.  Organization

The ICON Bond Fund (“Bond Fund”), ICON Equity Income Fund (“Equity Income Fund”), ICON Fund (“ICON Fund”), ICON Long/Short Fund (“Long/Short Fund”), ICON Opportunities Fund (“Opportunities Fund”) and ICON Risk-Managed Balanced Fund (“Risk-Managed Balanced Fund”) (formerly, ICON Risk-Managed Equity Fund) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund, with the exception of the Opportunities Fund, offers three classes of shares: Class S, Class C, and Class A. The Opportunities Fund is a single-class fund. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently twelve other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the ICON Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Opportunities Fund is to provide capital appreciation. The investment objective of the Long/Short Fund is capital appreciation. As of August 1, 2013, the investment objective of the Risk-Managed Balanced Fund is modest capital appreciation and income. Prior to August 1, 2013, the formerly Risk-Managed Equity Fund’s investment objective was modest capital appreciation and to maximize realized gains.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Securities of small companies generally involve greater risks than investments in larger companies. Small company securities tend to be more volatile and less liquid than equity securities of larger companies. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the

70	NOTES TO FINANCIAL STATEMENTS

Bond Fund, Equity Income Fund and the Risk-Managed Balanced Fund may invest in medium-and lower-quality debt securities. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. The Long/Short Fund engages in short selling; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. The Risk-Managed Balanced Fund invests in call options; selling/writing call options involves certain risks, such as limited gains and lack of liquidity of the underlying securities, and is not suitable for all investors. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

The ICON Fund and ICON Long/Short Fund have significant weights in the Industrials sector and the Consumer Discretionary sector which may cause the Fund’s performance to be susceptible to the economic, business and/or other developments that may affect those sectors.

The Opportunities Fund may have a significant concentration of risk as one Shareholder who is a related party to the Fund, owns 29.5% percent of the net assets of the Fund. Such concentration of Shareholders’ interests could have a material effect on the Fund in the event this Shareholder requests to redeem substantial amounts of capital at the same time.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS	71

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not in the Funds’ judgment reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities

72	NOTES TO FINANCIAL STATEMENTS

with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively

NOTES TO FINANCIAL STATEMENTS	73

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2013:

	Level 1	Level 2	Total

ICON Bond Fund*
Assets
Corporate Bonds	$-	$60,202,272	$60,202,272
U.S. Treasury Obligations	-	16,073,204	16,073,204
Foreign Corporate Bonds	-	5,736,843	5,736,843
Closed-End Mutual Funds	9,213,779	-	9,213,779
Preferred Stocks	1,021,615	-	1,021,615
Collateral for Securities on Loan	-	7,297,402	7,297,402
Short-Term Investments	-	7,524,839	7,524,839

Total	$10,235,394	$96,834,560	$107,069,954

ICON Equity Income Fund*
Assets
Common Stocks	$18,583,055	$-	$18,583,055
Preferred Stocks	661,932	-	661,932
Convertible Preferred Stocks	1,068,839	-	1,068,839
Corporate Bonds	-	1,264,669	1,264,669
Foreign Corporate Bonds	-	265,625	265,625
Exchange Traded Funds	771,816	-	771,816
Closed-End Mutual Fund	231,480	-	231,480
Collateral for Securities on Loan	-	2,389,304	2,389,304
Short-Term Investments	-	510,943	510,943

Total	$21,317,122	$4,430,541	$25,747,663

ICON Fund*
Assets
Common Stocks	$32,642,637	$-	$32,642,637
Collateral for Securities on Loan	-	2,293,511	2,293,511
Short-Term Investments	-	2,221,417	2,221,417

Total	$32,642,637	$4,514,928	$37,157,565

74	NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Total
ICON Long/Short Fund*
Assets
Common Stocks	$17,373,116	$-	$17,373,116
Collateral for Securities on Loan	-	1,645,210	1,645,210
Short-Term Investments	-	1,743,476	1,743,476

Total	$17,373,116	$3,388,686	$20,761,802

Liabilities
Securities Sold Short
Common Stock	$(1,459,861)	$-	$(1,459,861)

Total	$(1,459,861)	$-	$(1,459,861)

ICON Opportunities Fund*
Assets
Common Stocks	$361,971	$-	$361,971
Short-Term Investments	-	78,901	78,901

Total	$361,971	$78,901	$440,872

ICON Risk-Managed Balanced Fund*
Assets
Common Stocks	$29,948,520	$-	$29,948,520
Corporate Bonds	-	18,670,703	18,670,703
U.S. Treasury Obligations	-	3,963,926	3,963,926
Foreign Corporate Bonds	-	1,100,746	1,100,746
Closed-End Mutual Funds	1,294,491	-	1,294,491
Put Options Purchased	230,275	-	230,275
Collateral for Securities on Loan	-	2,371,613	2,371,613
Short-Term Investments	-	1,339,241	1,339,241

Total	$31,473,286	$27,446,229	$58,919,515

Liabilities
Written Call Options	$(102,675)	$-	$(102,675)

Total	$(102,675)	$-	$(102,675)

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Credit Diversification tables for additional security details.

No Level 3 securities were held in any of the Funds at September 30, 2013.

For the year ended September 30, 2013, there was no transfer activity between Level 1 and Level 2. The end of year timing recognition is used for transfers between levels of the Fund’s assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	75

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2013 was limited to purchased and written options.

The Risk-Managed Balanced Fund’s primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and liquidity risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability.

76	NOTES TO FINANCIAL STATEMENTS

The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limited gains.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase or sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

As of September 30, 2013, the Equity Income Fund had closed out of purchased call option transactions and the Risk-Managed Balanced Fund engaged in written call and purchased put options transactions. All open option contracts are included on each Fund’s Schedule of Investments.

The Risk-Managed Balanced Fund’s written options are collateralized by cash and/or securities held in a segregated account at the Fund’s custodian. The securities pledged as collateral are included on the Schedule of Investments. Such collateral is restricted from the Fund’s use. The cash collateral held for the prime broker and/or borrowings from the prime broker are included on the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	77

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The number of options contracts written and the premiums received by the Risk-Managed Balanced Fund during the year ended September 30, 2013, were as follows:

	Risk-Managed Balanced Fund
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	8	$13,806
Options written during period	289	629,287
Options closed during period	(222)	(467,546)

Options outstanding, end of period	75	$175,547

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Fair Values of Derivative Instruments as of September 30, 2013

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Purchased option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Investments, at value	$230,275	.
Written option contracts
Equity risk
ICON Risk-Managed Balanced Fund			Options written, at value	$102,675

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Purchased option contracts
Equity risk
ICON Equity Income Fund	Net realized gain/(loss) from	$31,797
ICON Risk-Managed Balanced Fund	Investment transactions	(309,533)
Written option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Net realized gain/(loss) from written option transactions	$(39,556)

78	NOTES TO FINANCIAL STATEMENTS

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Purchased option contracts
Equity risk
ICON Equity Income Fund	Change in unrealized net	$(52,527)
ICON Risk-Managed Balanced Fund	appreciation/(depreciation) on investments	(82,731)
Written option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Change in unrealized net appreciation/(depreciation) on written options	$66,746

For the year ended September 30, 2013, the Fund’s quarterly holdings of options contracts were as follows:

	ICON Equity Income Fund	ICON Risk- Managed Balanced Fund	ICON Risk- Managed Balanced Fund
Quarter Ended	Number of Purchased Options Contracts Outstanding		Number of Written Options Contracts Outstanding
December 31, 2012	332	25	-
March 31, 2013	307	40	25
June 30, 2013	107	28	15
September 30, 2013	-	275	75

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Short Sales

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. The Long/Short Fund enters into short positions in equity securities identified as being overvalued in management’s opinion.

Short sales involve market risk. If a security sold short increases in price, the Long/Short Fund may have to cover its short position at a higher price than

NOTES TO FINANCIAL STATEMENTS	79

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the short sale price, resulting in a loss. These short sales are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Fund’s custodian. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is restricted from use. The cash collateral that is restricted from use is included on the Statement of Assets and Liabilities as “Deposits for short sales.” The securities pledged as collateral that are restricted from use are included on the Schedule of Investments. Dividends received on short sales are treated as an expense on the Statement of Operations. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund’s prime broker. As of September 30, 2013, the Long/Short Fund engaged in short selling. The short positions are included in the Schedule of Securities Sold Short on the Schedule of Investments.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2013, is included in the Statement of Operations.

80	NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2013, the following Funds had securities with the following values on loan:

Fund	Loaned Securities	Collateral
ICON Bond Fund	$7,019,319	$7,297,402
ICON Equity Income Fund	2,316,113	2,389,304
ICON Fund	2,264,031	2,293,511
ICON Long/Short Fund	1,607,757	1,645,210
ICON Risk-Managed Balanced Fund	2,280,609	2,371,613

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2013. It may also include collateral received from the pre-funding of security loans.

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund and the Risk-Managed Balanced Fund intend to distribute net investment income, if any, to shareholders quarterly. The other Funds distribute income, if any, annually. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforwards. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	81

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

82	NOTES TO FINANCIAL STATEMENTS

Below are the class level expenses that are included on the Statement of Operations:

Fund	Legal Expense	Printing and Postage Expense	Transfer Agent Expense
ICON Bond Fund
Class S	$5,874	$20,120	$57,264
Class C	305	1,426	8,265
Class A	686	2,766	19,476
ICON Equity Income Fund
Class S	287	3,709	16,204
Class C	304	2,195	9,950
Class A	654	4,793	25,345
ICON Fund
Class S	1,024	7,203	16,923
Class C	958	7,046	42,203
Class A	688	4,477	26,087
ICON Long/Short Fund
Class S	377	1,369	8,479
Class C	654	2,649	14,397
Class A	1,410	9,301	30,123
ICON Risk-Managed Balanced Fund
Class S	1,542	8,193	21,127
Class C	454	1,441	6,360
Class A	706	2,350	14,685

3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily net assets of the Bond Fund, 0.75% of average daily net assets of the Equity Income Fund, ICON Fund, Opportunities Fund and Risk-Managed Balanced Fund, and 0.85% of average daily net assets of the Long/Short Fund.

NOTES TO FINANCIAL STATEMENTS	83

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ICON Advisers has contractually agreed to limit the Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Fund	Class S	Class C	Class A
ICON Bond Fund	-	0.75%	1.60%	1.00%
ICON Equity Income Fund	-	1.20%	2.20%	1.45%
ICON Fund	-	1.25%	2.25%	1.50%
ICON Long/Short Fund	-	1.25%	2.30%	1.55%
ICON Opportunities Fund	1.50%	-	-	-
ICON Risk-Managed Balanced Fund	-	1.20%	2.20%	1.45%

The Funds’ expense limitations, excluding the Bond Fund Class A, all classes of the ICON Fund and the Opportunities Fund, will continue in effect until at least January 31, 2021. Limitations for the Bond Fund Class A, all classes of the ICON Fund and the Opportunities Fund will continue in effect until at least January 31, 2014. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2013 the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2014	2015	2016
ICON Bond Fund	$26,738	$132,550	$148,484
ICON Equity Income Fund	17,561	58,289	52,885
ICON Fund	-	5,203	19,298
ICON Long/Short Fund	37,402	70,576	56,161
ICON Opportunities Fund	-	-	36,360
ICON Risk-Managed Balanced Fund	18,447	81,098	66,142

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the fund accounting agent for the Funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

84	NOTES TO FINANCIAL STATEMENTS

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction Cusip charges and out-of-pocket expenses. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2013, each Fund’s payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement under which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual distribution and service fee of 0.85% of average daily net

NOTES TO FINANCIAL STATEMENTS	85

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

assets and Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual distribution and service fee of 1.00% of average daily net assets for Class C shares and an annual distribution and service fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid $120,000 of the CCO’s salary and the remaining portion is paid by ICON Advisers. For the year ended September 30, 2013, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

The Fund may reimburse ICON Advisers for legal work performed for the Fund by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the year ended September 30, 2013, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

4.  Borrowings

The Trust has entered into Lines of Credit agreements/arrangements with State Street to provide temporary funding for redemption requests. The maximum borrowing is limited to $150 million. Effective March 25, 2013, interest on domestic borrowings is charged at a rate quoted and determined by State Street. Prior to March 25, 2013, interest on domestic borrowings was charged at the higher of the Federal Funds Rate effective on that day and the Overnight LIBOR Rate effective on that day plus 1.25%. The Risk-Managed Balanced and Long/Short Funds may also have borrowings with the prime broker as a result of brokerage requirements. Interest on domestic borrowing with the prime broker is charged at the Federal Funds rate plus 0.50%.

86	NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2013 the average outstanding loan by Fund was as follows:

Fund*	Average Borrowing (10/1/12-9/30/13)	Average Interest Rates (10/1/12-9/30/13)
ICON Bond Fund	$3,835	1.38%
ICON Equity Income Fund	35,097	1.38
ICON Fund	338,459	1.38
ICON Long/Short Fund	216,419	2.02
ICON Risk-Managed Balanced Fund	230,980	2.02

*	There were no outstanding borrowings under these agreements/arrangements as of September 30, 2013.

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding securities sold short, short-term securities and written options contracts) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
ICON Bond Fund	$71,451,526	$64,612,915	$19,517,301	$17,468,086
ICON Equity Income Fund	34,956,204	37,562,883	584,187	568,438
ICON Fund	13,488,827	42,884,727	-	-
ICON Long/Short Fund	6,771,634	18,132,434	-	-
ICON Opportunities Fund	435,506	169,530	-	-
ICON Risk-Managed Balanced Fund	54,750,242	18,627,954	5,067,883	1,055,281

6.  Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, and net investment losses.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment

NOTES TO FINANCIAL STATEMENTS	87

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused.

For the year ended September 30, 2013 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Equity Income Fund	$4,956,525	2017
	19,089,764	2018
ICON Fund	10,507,549	2017
	19,833,424	2018
ICON Long/Short Fund	40,303,357	2017
	19,325,857	2018
ICON Risk-Managed Balanced Fund	2,850,243	2017
	14,212,596	2018

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2013 the following Funds utilized capital loss carryforwards:

Fund	Amount
ICON Equity Income Fund	$3,363,245
ICON Fund	10,346,842
ICON Long/Short Fund	2,879,691
ICON Risk-Managed Balanced Fund	2,452,435

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2013, were as follows:

	Distributions Paid from
Fund	Ordinary Income	Net Long- Term Gains	Total Distributions Paid
ICON Bond Fund	$2,021,727	$2,430,466	$4,452,193
ICON Equity Income Fund	760,222	-	760,222
ICON Fund	169,811	-	169,811
ICON Risk-Managed Balanced Fund	289,470	-	289,470

88	NOTES TO FINANCIAL STATEMENTS

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2012, were as follows:

	Distributions Paid from
Fund	Ordinary Income	Net Long- Term Gains	Total Distributions Paid
ICON Bond Fund	$3,733,785	$1,945,591	$5,679,376
ICON Equity Income Fund	1,263,680	-	1,263,680
ICON Fund	161,444	-	161,444
ICON Risk-Managed Balanced Fund	160,368	-	160,368

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Net Long- Term-Gains	Late Year Loss Deferral**	Capital Loss Carryover	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
ICON Bond Fund	$-	$1,339,433	$-	$-	$-	$603,568	$1,943,001
ICON Equity Income Fund	-	-	-	(24,046,289)	-	762,053	(23,284,236)
ICON Fund	-	-	(280,846)	(30,340,973)	-	11,471,995	(19,149,824)
ICON Long/Short Fund	-	-	(81,756)	(59,629,214)	-	3,732,318	(55,978,652)
ICON Opportunities Fund	20,853	-	-	-	-	74,961	95,814
ICON Risk-Managed Balanced Fund	-	-	-	(17,062,839)	-	1,074,172	(15,988,667)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

**	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

NOTES TO FINANCIAL STATEMENTS	89

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of September 30, 2013, cost of investments for federal income tax purposes and the amounts of gross and net unrealized appreciation/(depreciation) were as follows:

Fund	Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation/ (Depreciation)
ICON Bond Fund	$106,466,386	$1,284,977	$(681,409)	$603,568
ICON Equity Income Fund	24,985,623	1,307,868	(545,828)	762,040
ICON Fund	25,685,570	11,510,579	(38,584)	11,471,995
ICON Long/Short Fund	16,918,643	3,882,088	(38,929)	3,843,159
ICON Opportunities Fund	365,911	76,410	(1,449)	74,961
ICON Risk-Managed Balanced Fund	57,920,257	1,696,231	(696,973)	999,258

7.  Accounting Pronouncement

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require adjustment to or disclosure in the Funds’ financial statements.

90	NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Bond Fund, ICON Equity Income Fund, ICON Fund, ICON Long/Short Fund, ICON Opportunities Fund, and ICON Risk-Managed Balanced Fund (formerly the “ICON Risk-Managed Equity Fund”) (six of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 19, 2013

REPORT OF ACCOUNTING FIRM	91

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2013 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/13 – 9/30/13).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

92	EXPENSE EXAMPLE

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expense Paid During Period 4/1/13 - 9/30/13*	Annualized Expense Ratio 4/1/13 - 9/30/13*
Actual Expenses
ICON Bond Fund
Class S	$1,000	$985.80	$3.73	0.75%
Class C	1,000	981.70	7.95	1.60%
Class A	1,000	983.50	4.97	1.00%
ICON Equity Income Fund
Class S	1,000	1,058.10	6.24	1.21%
Class C	1,000	1,052.40	11.37	2.21%
Class A	1,000	1,056.30	7.53	1.46%
ICON Fund
Class S	1,000	1,132.70	6.63	1.24%
Class C	1,000	1,126.50	11.99	2.25%
Class A	1,000	1,130.90	8.01	1.50%
ICON Long/Short Fund
Class S	1,000	1,105.60	7.02	1.33%
Class C	1,000	1,099.30	12.53	2.38%
Class A	1,000	1,104.40	8.60	1.63%
ICON Opportunities Fund	1,000	1,176.20	8.18	1.50%
ICON Risk-Managed Balanced Fund
Class S	1,000	1,043.10	6.15	1.20%
Class C	1,000	1,037.60	11.24	2.20%
Class A	1,000	1,041.30	7.42	1.45%
Hypothetical (assuming a 5% return before expenses)
ICON Bond Fund
Class S	1,000	1,021.31	3.80
Class C	1,000	1,017.05	8.09
Class A	1,000	1,020.05	5.06
ICON Equity Income Fund
Class S	1,000	1,019.00	6.12
Class C	1,000	1,013.99	11.16
Class A	1,000	1,017.75	7.38
ICON Fund
Class S	1,000	1,018.85	6.28
Class C	1,000	1,013.79	11.36
Class A	1,000	1,017.55	7.59

EXPENSE EXAMPLE	93

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expense Paid During Period 4/1/13 - 9/30/13*	Annualized Expense Ratio 4/1/13 - 9/30/13*
ICON Long/Short Fund
Class S	$1,000	$1,018.40	$6.73
Class C	1,000	1,013.14	12.01
Class A	1,000	1,016.90	8.24
ICON Opportunities Fund	1,000	1,017.55	7.59
ICON Risk-Managed Balanced Fund
Class S	1,000	1,019.05	6.07
Class C	1,000	1,014.04	11.11
Class A	1,000	1,017.80	7.33

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

94	EXPENSE EXAMPLE

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 18 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 62, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 63. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to present) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to present). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

John C. Pomeroy, Jr., 66. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director

TRUSTEES AND OFFICERS	95

of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 65. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 62, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 60. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 40. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission (2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

96	TRUSTEES AND OFFICERS

OTHER INFORMATION (UNAUDITED)

Renewal of Investment Advisory Agreement

On August 19, 2013 the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2013.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, was provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2013. The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including, in particular, expense limitation agreements dated January 22, 2013 and May 1, 2005 (for the International Equity Fund).

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements and Administrative Services Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Strategic Insights related to Fund performance and Fund expenses (the “SI report”). The data also included an analysis of the management style to be applied and the style applied to the Funds’ ratings of the Funds’ performance in their management style on the AthenaInvest system (the “AthenaInvest data”) and a presentation on the Adviser’s investment model.

Management personnel discussed the data for and with the Board. Included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense

OTHER INFORMATION	97

reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; current quality control procedures in place to show consistency in the management of the investment model, modification to the investment model, and staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. Prior to acting on the proposed contract renewals, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Board received materials from legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI report and the AthenaInvest data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. During the discussion on performance, management personnel noted that the markets continue to experience volatility and that when the markets are volatile, it affects ICON’s performance; during the last three – four years ICON’s style of management, intrinsic valuation, has not been in favor. The Trustees noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is quite positive, but in relation to other strategy managers, valuation is underperforming. The Board believes this information supports the view that an active valuation manager is in a very difficult setting and indicates this setting has been particularly difficult for managers buying what they consider to be value stocks. Management noted that the

98	OTHER INFORMATION

ICON system is designed to handle one to two year industry themes, not ones averaging 14 weeks; and that the Adviser has stuck to its system as specified in Fund disclosure documents, holding the stocks and industries that appear inexpensive in relation to ICON’s calculating of value and ridden through the volatility.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has added a new level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Director of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings. Management also advised that part of his responsibilities require him to evaluate the ICON system and that this effort has resulted in improvements to the ICON methodology, when necessary.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B. That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, as evidenced in part by the AthenaInvest data (ratings based on an assessment of fund strategy), the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D. That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected PMs, is satisfied with the research and portfolio management,

OTHER INFORMATION	99

that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services constantly, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E. The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed significantly reduced asset levels in each Fund covered by the Advisory Agreements due to the relative poor Fund performance, and the industry wide net-redemptions in equity and actively managed funds due to the uncertainty of the markets. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services

100	OTHER INFORMATION

provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI report. It was noted that SI was selected at the May Board meeting to prepare its report, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. expense ratios for 10 of the 18 Funds are above median, and 2 are below the median;

C. in 16 of the 18 Funds, the assets under management are significantly below either the average or the median. SI did not provide an analysis of fund expense on an asset weighted basis. Such an analysis is very subjective and uncertain because it would require the Adviser to make a number of assumptions, which the Adviser’s management was uncomfortable in making due to the unreliability of the assumptions. It was, however, noted that when the fund size approaches peer group averages the Funds expenses also approach peer group averages.;

D. ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

E. ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according

OTHER INFORMATION	101

to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, with its performance being what it is, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services appears to be consistent with such fees in other fund groups. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

102	OTHER INFORMATION

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2013, qualifies for the corporate dividends received deduction for the following Funds:

Fund	Dividends Received Deduction
ICON Equity Income Fund	97.7%
ICON Fund	100%
ICON Risk-Managed Balanced Fund	100%

For the fiscal year ended September 30, 2013, the following funds paid qualified dividend income:

Fund	Amount
ICON Equity Income Fund	100%
ICON Fund	100%
ICON Risk-Managed Balanced Fund	100%

The Funds designate the following amounts, or the maximum amount needed, as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
ICON Bond Fund	$2,430,466

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

OTHER INFORMATION	103

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology. This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

104	OTHER INFORMATION

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  income and transaction history

■  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

FUNDS PRIVACY INFORMATION	105

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■  open an account or enter into an investment advisory contract

■  provide account information or give us your contact information

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

106	FUNDS PRIVACY INFORMATION

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2013 ANNUAL REPORT

ICON INTERNATIONAL FUNDS

INVESTMENT UPDATE

ICON Asia-Pacific Region Fund

ICON Europe Fund

ICON International Equity Fund

1-800-764-0442 | www.iconfunds.com

AR-INTL-13-W37524

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442     •    www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2013 are included in each Fund’s Schedule of Investments.

According to ICON, value investing is an analytical approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio (“V/P”) is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those

2	ABOUT THIS REPORT

securities. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public or assumptions based on such information supplied; interest rates; bond yields; future earnings growth rates; the risks noted in this report and other factors beyond the control of our investment team but used by the investment team to influence their assumptions. Therefore, actual outcomes may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

ABOUT THIS REPORT	3

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (“MSCI”) indexes assume change in security prices and the deduction of local taxes. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•

The unmanaged MSCI All Country Asia-Pacific Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region (Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand).

•

The unmanaged MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

•

The MSCI All Country World Index ex-United States (“ACWI ex-U.S.”) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

Index returns and statistical data included in this Report are provided by FactSet Research Systems.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	ABOUT THIS REPORT

MANAGEMENT OVERVIEW (UNAUDITED) ICON ASIA-PACIFIC REGION FUND	Class S Class C Class A	ICARX ICPCX IPCAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Asia-Pacific Region Fund Class S (“Asia-Pacific Region Fund”) returned 11.44% for the fiscal year ended September 30, 2013, underperforming its benchmark, the MSCI All Country Asia-Pacific Index, which returned 16.16%. Total returns for other periods and additional Class shares as of September 30, 2013, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Performance in the region during fiscal-year 2013 tended to revolve around events taking place in Japan and emerging market countries.

Japanese equities were a significant part of benchmark performance during the period. Japanese equities had strong returns during the fiscal year partially in large part due to investor exuberance over the potential impact of so-called “Abenomics” – an aggressive combination of fiscal, monetary and structural proposals named after Japanese Prime Minister Shinzo Abe - designed to pull Japan out of the economic malaise it has experienced for many years. The Japanese market began to increase in mid-November 2012 as it became increasingly likely that Abe’s party, the Liberal Democratic Party, would win the December 2012 elections in a landslide.

Demonstrating good value according to our system in the months leading up to the start of the period, we had been adding exposure to Japan. However, shortly after Japanese performance began to rise, its relative value began to deteriorate. Following value, we began to trim down the Asia-Pacific Region Fund’s exposure. Given its large weighting in the benchmark, Japan traditionally has had a major influence on benchmark returns. Despite the Asia-Pacific Region Fund’s consistent underweight over the period, Japanese equities had a positive effect on relative performance, due primarily to stock selection and currency effect.

Most emerging market countries, on the other hand, lagged during the period. The Japanese Yen weakened significantly over the course of the fiscal year. While this helped Japanese exporters, it hurt their foreign competition, especially companies from emerging market countries in the region. In general, exports in emerging market countries comprise a much larger proportion of their respective economies than that of developed countries. Worries over slowing Chinese economic growth

MANAGEMENT OVERVIEW	5

were also an issue, as China is the largest export market for most countries in the region.

Starting in May, fears that the Federal Reserve would begin scaling back their asset purchases began to take hold, dominating the headlines for the remainder of the period. These fears had a significant impact on emerging markets, reducing their relative attractiveness to investors.

For the most part, during the period emerging countries in the region tended to demonstrate the most value in our investment system, and as a result, we were overweight emerging markets. This positioning hurt performance relative to the benchmark, with higher value countries Korea, Indonesia and India detracting the most from relative performance.

Q.	How did the Fund’s composition affect performance?

A.	From a country perspective, positioning in Singapore, Hong Kong, China and Australia along with no position in low-value Taiwan had positive effects on relative performance. Conversely, overweights in Korea, Indonesia and India detracted the most on a relative basis.

In terms of sectors, Telecommunications, Energy and Information Technology contributed the most to relative performance. Specifically, wireless telecommunication services contributed the most of any industry to relative performance followed by internet software & services. From the Energy sector, the oil & gas equipment & services industry also helped performance.

Financials, Consumer Discretionary and Consumer Staples detracted the most from relative performance. The diversified banks industry was the leading detractor to relative performance followed by the automobile manufacturers. The packaged foods & meats industry was the leading detractor in the Consumer Staples sector.

As a multi-cap manager, we are not limited by restrictions on market capitalization. Contrary to the previous fiscal year, our valuation metrics this year led us away from mid- and small-cap companies towards large-cap companies. As of fiscal year end, however, the Asia-Pacific Region Fund remained significantly underweight large-cap stocks (the dominant market cap allocation of the benchmark), and overweight mid- and small-cap stocks relative to the benchmark. Large-cap stocks outperformed their small- and mid-cap peers detracting from the Asia-Pacific Region Fund’s relative performance.

6	MANAGEMENT OVERVIEW

Currency movements within the region had a positive effect on relative returns. The Asia-Pacific Region Fund did not employ currency hedging during the period.

Q.	What is your investment outlook for the Asia-Pacific equity market?

A.	Fiscal year 2013 ended with a regional V/P of 0.93, indicating that, on average, fair value for stocks in the Asia-Pacific region is about 7% lower than current pricing under our system. Having surpassed our estimates of fair value, this has led us to sell out of overpriced areas and build up a cash position that we intend to put toward what we perceive to be better bargains as they present themselves.

Although the region is overvalued according to our investment system, certain areas of the region demonstrate good relative value. From a country perspective, we are seeing good relative value in emerging markets like Indonesia, Philippines and India along with the developed market Australia. Our system is showing the least levels of value in China and Taiwan.

From a sector perspective, several industries have high relative value according to our system. For instance, select industries where we see good opportunities include Energy sector’s oil & gas equipment & services, Financials sector’s real estate development, Industrial sector’s trading companies & distributors, Consumer Discretionary sector’s casinos & gaming, Health Care sector’s biotechnology and Telecommunication sector’s wireless telecommunication services.

At ICON, we continue to look for industries that our system identifies as trading at a discount to fair value and showing relative strength in the markets. Guided by our disciplined, systematic and non-emotional approach to investing, we see several opportunities in the current environment and remain watchful for prospective investments. We believe it is nearly impossible to accurately time market bottoms and, further, that rallies do not offer invitations. Given this philosophy and the valuations we see in the market at fiscal year-end, we remain ready to reallocate and adapt as our investment system dictates.

MANAGEMENT OVERVIEW	7

ICON Asia-Pacific Region Fund

Country Composition

September 30, 2013

Japan	19.0%
Australia	16.2%
Thailand	13.5%
South Korea	10.5%
India	6.5%
Hong Kong	6.3%
Singapore	5.9%
Indonesia	5.3%
China	5.0%
Malaysia	2.6%
Philippines	1.9%

92.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Asia-Pacific Region Fund

Sector Composition

September 30, 2013

Financial	21.2%
Consumer Discretionary	16.3%
Information Technology	11.4%
Industrials	10.4%
Consumer Staples	8.3%
Health Care	8.0%
Utilities	6.4%
Energy	6.3%
Materials	4.4%

92.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Asia-Pacific Region Fund

Industry Composition

September 30, 2013

Diversified Banks	10.9%
Automobile Manufacturers	5.2%
Internet Software & Services	4.3%
Oil & Gas Equipment & Services	4.1%
Semiconductors	4.0%
Wireless Telecommunication Services	3.8%
Casinos & Gaming	3.7%
Real Estate Development	2.7%
Trading Companies & Distributors	2.3%
Integrated Oil & Gas	2.2%
Commodity Chemicals	2.1%
Hypermarkets & Super Centers	2.1%
Electrical Components & Equipment	2.0%
Pharmaceuticals	2.0%
Property & Casualty Insurance	2.0%
Health Care Facilities	1.8%
Integrated Telecommunication Services	1.8%
Home Improvement Retail	1.7%
Packaged Foods & Meats	1.7%
Real Estate Operating Companies	1.4%

Tobacco	1.4%
Electronic Equipment & Instruments	1.3%
Construction & Engineering	1.2%
Health Care Equipment	1.2%
Retail REIT’s	1.2%
Tires & Rubber	1.2%
Biotechnology	1.1%
Broadcasting	1.1%
Fertilizers & Agricultural Chemicals	1.1%
Food Retail	1.1%
Life Sciences Tools & Services	1.1%
Reinsurance	1.1%
Diversified Real Estate Activities	1.0%
Home Entertainment Software	1.0%
Research & Consulting Services	1.0%
Soft Drinks	1.0%
Other Industries (each less than 1%)	12.8%

92.7%

Percentages are based upon common stocks as a percentage of net assets.

8	MANAGEMENT OVERVIEW

ICON Asia-Pacific Region Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Asia-Pacific Region Fund - Class S	2/25/97	11.44%	8.34%	8.13%	3.14%	1.50%	1.50%
ICON Asia-Pacific Region Fund - Class C	1/25/08	10.44%	7.30%	N/A	-0.45%	3.91%	2.55%
ICON Asia-Pacific Region Fund - Class A	5/31/06	11.29%	8.13%	N/A	2.49%	2.88%	1.80%
ICON Asia-Pacific Region Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	4.91%	6.86%	N/A	1.67%	2.88%	1.80%
MSCI All Country Asia-Pacific Index		16.16%	8.20%	8.43%	3.41%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain expenses on Class C and Class A shares; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	9

ICON Asia-Pacific Region Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Asia-Pacific Region Fund’s Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Asia-Pacific Region Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	MANAGEMENT OVERVIEW

ICON ASIA-PACIFIC REGION FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value
Common Stocks (92.7%)
103,000	Adani Ports and Special Economic Zone*	$225,863
17,000	Advanced Info Service PCL*	138,911
6,088,000	Alam Sutera Realty Tbk PT*	314,677
24,400	Amcor, Ltd.*	238,061
12,000	Ansell, Ltd.*(a)	233,843
161,000	Apollo Tyres, Ltd.*	172,525
41,000	Aurizon Holdings, Ltd.*	179,139
5,600	Baidu, Inc., ADR†**	869,008
102,500	Bangkok Dusit Medical Services PCL*	413,683
411,000	Bank Negara Indonesia Persero Tbk PT*	144,500
446,000	Bank Rakyat Indonesia Persero Tbk PT*	278,999
422,000	Beijing Capital International Airport Co., Ltd.*	278,848
56,000	Bumrungrad Hospital PCL*	146,955
7,700	Canon, Inc.*	246,549
14,287	Celltrion, Inc.**	621,506
303,000	Central Pattana PCL*	426,090
650,000	Chaoda Modern Agriculture Holdings, Ltd.†***(b)	-
154,000	China Overseas Land & Investment Ltd.*	456,458
102,000	China Resources Power Holdings Co. Ltd.*	243,518

Shares or Principal Amount		Value
110,000	China State Construction International Holdings Ltd.*	$176,218
235,000	CIMB Group Holdings Bhd*	541,510
11,200	Coca-Cola Amatil, Ltd.*	128,265
8,500	Coca-Cola West Co., Ltd.*	169,874
180,000	ComfortDelGro Corp., Ltd.*(a)	283,245
9,400	Commonwealth Bank of Australia*	624,725
300,000	CP ALL PCL*	338,336
42,900	Crown, Ltd.*	622,869
5,600	CSL, Ltd.*	334,253
20,900	Divi’s Laboratories, Ltd.*	322,289
4,200	Doosan Heavy Industries and Construction Co., Ltd.*	180,231
724,000	Ezion Holdings, Ltd.*	1,271,023
75,000	Galaxy Entertainment Group Ltd.†*	527,027
24,500	HDFC Bank Ltd.*	232,860
16,000	Hengan International Group Co., Ltd.*	187,237
59,000	Hitachi, Ltd.*	390,948
1,370,800	Home Product Center PCL*(a)	536,199
8,100	Honda Motor Co., Ltd.*	309,604
53,900	Hong Leong Bank Bhd*	231,143
72,000	Insurance Australia Group, Ltd.*	394,693

SCHEDULE OF INVESTMENTS	11

Shares or Principal Amount		Value
12,000	Japan Tobacco, Inc.*	$432,597
20,000	Kakaku.com, Inc.*	467,554
35,000	Kasikornbank PCL*	195,915
8,000	KDDI Corp.*(a)	411,120
29,200	Korean Reinsurance Co.*	347,504
656,250	Krung Thai Bank PCL*	403,249
270	LG Household & Health Care, Ltd.*	137,040
40,000	LIC Housing Finance Ltd.*	120,433
3,762,000	Lippo Karawaci Tbk PT†*	353,813
90,000	Luk Fook Holdings International Ltd.*	283,089
70,000	Marubeni Corp.*(a)	553,588
21,100	Maruti Suzuki India Ltd.*	459,870
1,435,500	Media Nusantara Citra Tbk PT*	334,964
122,000	Mirvac Group, REIT*	198,334
353,000	Mitra Adiperkasa Tbk PT*	189,003
8,000	Mitsubishi Corp.*	162,431
1,700	NCSoft Corp.*	302,366
7,100	Nidec Corp.*(a)	598,197
2,700	Philippine Long Distance Telephone Co.*	184,124
265,572	PTT Global Chemical PCL*	633,849
66,400	PTT PCL*	671,622
428,300	Puregold Price Club, Inc.*	410,704
7,200	REA Group Ltd.*	254,241
63,000	Robinson Department Store PCL*	95,881
72,000	SAI Global, Ltd.*(a)	298,505
970	Samsung Electronics Co., Ltd.*	1,233,833
500,000	Shenguan Holdings Group, Ltd.*	212,458

Shares or Principal Amount		Value
1,800	Shimamura Co., Ltd.*	$179,217
438,000	Shun Tak Holdings Ltd.*	246,409
11,500	Siam City Cement PCL*	148,951
90,000	Singapore Telecommunications, Ltd.*	269,378
2,100	SK Telecom Co., Ltd.*	429,428
12,000	Sumitomo Rubber Industries, Ltd.*	185,740
5,900	Sysmex Corp.*(a)	377,305
61,000	Telstra Corp., Ltd.*	283,052
6,100	Tokio Marine Holdings, Inc.*	199,989
10,000	Toyo Suisan Kaisha, Ltd.*(a)	293,609
13,100	Toyota Motor Corp.*	840,201
58,400	Union Bank of India*	102,382
143,000	United Phosphorus, Ltd.*	329,705
6,000	Wesfarmers, Ltd.*	230,499
37,000	Westfield Group, REIT*	380,225
18,700	Westpac Banking Corp.*	571,600

Total Common Stocks (Cost $26,207,877)		28,445,656
Collateral for Securities on Loan (9.9%)
3,033,965	State Street Navigator Prime Portfolio, 0.17%	3,033,965

Total Collateral for Securities on Loan (Cost $3,033,965)		3,033,965

12	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value
Short-Term Investments (5.6%)
$1,711,778	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	$1,711,778

Total Short-Term Investments (Cost $1,711,778)		1,711,778
Total Investments 108.2% (Cost $30,953,620)		33,191,399
Liabilities Less Other Assets (8.2)%		(2,518,568)

Net Assets 100.0%		$30,672,831

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

*	The value of foreign securities fair valued (Note 2) as of September 30, 2013 was 87.9% of net assets.

**	This security is considered a Level 1 security. See Note 2 for further details.

***	This security is considered a Level 3 security. See Note 2 for further details.

(a)	All or a portion of the security was on loan as of September 30, 2013.

(b)	This security is considered to be illiquid. The value of this security at September 30, 2013 was $0, which represents 0.0% of the Fund’s Net Assets.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

SCHEDULE OF INVESTMENTS	13

MANAGEMENT OVERVIEW (UNAUDITED) ICON EUROPE FUND	Class S Class C Class A	ICSEX ICUCX IERAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Europe Fund Class S (“Europe Fund”) returned 18.02% for the fiscal year ended September 30, 2013, underperforming the 24.95% return for the MSCI Europe Index. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	As another year has passed, Europe finds itself mired in a prolonged recession and an overall generally weak economic situation. Uncertainty still remains with the peripheral countries of Greece, Portugal, Italy, and Spain; yet the risk sentiment has generally improved from the elevated financial stresses of the past few years. Despite the troubling landscape, for yet another year we have seen rising equity prices in the European region as central bank intervention has continued to provide a form of stimulus to riskier assets. As this year comes to a close, many of the core concerns over the past few years remain and investors have ultimately benefited from the relative bargains that we have seen. Despite the economic uneasiness, European companies have remained resilient and equity prices have risen. Opportunities remain, but we see fewer opportunities under our system today than in past years.

The period opened with the European region with a V/P of 1.27 according to our system. The region’s equity markets continued their advances from the prior year as improved risk taking led to gains in cyclical industries. However, the market advance paused in early spring as new concerns sparked up in the troubled island nation of Cyprus. As another victim of the ongoing Eurozone debt crisis, this was the fifth country to receive a bailout from the European Union and International Monetary Fund. Despite the attention and headlines, market reaction was notably muted as investors treated it as a non-event of sorts. As sentiment recovered, stocks worldwide were down in June as the U.S. Federal Reserve gave the first inclination of the possibility of tapering the bond purchasing under its quantitative easing operations. Fear of the potential effect of rising global interest rates led to market declines as investors pondered the possibility of decreased central bank intervention. Weakness in the emerging markets countries was also notable, proving especially problematic for commodity-based industries throughout Europe and the world as a whole. The market pullback ultimately turned into a short term buying opportunity and some

14	MANAGEMENT OVERVIEW

improving economic data from Europe helped bolster further market advances into the end of the year.

As the period ended, European stocks continued their overall trend higher as cyclical stocks regained their leadership. However, many of the core problems in the region relating to economic growth and employment data signal continued signs of concern going forward. Corporate earnings have remained resilient and corporate credit spreads have not had an adverse effect on our view of intrinsic value, though higher prices have left us seeing a bit less upside than many times in the past three years. As such, we ended this period with stocks still trading at about a 9% discount to our estimate of intrinsic value. In other words, our system indicates bargains are still to be found in the region, despite the notable worries that still exist.

Q.	How did the Fund’s composition affect performance?

A.	The Europe Fund’s composition over the year maintained a stance towards value, which ultimately maintained a tilt towards more of the defensive areas of the market, with Health Care and Consumer Staples making up some of the largest sector weights. These areas were able to generally keep pace with the broad market in terms of returns, and thus weren’t a source for material outperformance. The Europe Fund’s industry and security selection in the Materials sector contributed the most to relative performance as the Europe Fund was able to avoid metals & mining related industries which suffered losses over the period. Additionally, lower value readings kept the Europe Fund away from the Utilities sector, which lagged the benchmark and ultimately contributed to positive relative performance.

Conversely, the two primary detractors were the Financials and Energy sectors. With all of the overhanging turmoil of the Eurozone banking crisis, financial stocks have continued to show difficulties, and earnings recovery and risk pressures have remained elevated. These factors have contributed to persistent lower valuations under our methodology, making the sector the least attractive to us in the European market for much of the year. Unfortunately, as the risk pressures gradually thawed, Financial sector stocks and industries benefited and were able to outperform the broad market; the Europe Fund was largely underweight and did not participate with these returns. On the other hand, the Energy sector showed great value according to our system entering the period and the Europe Fund maintained an overweight position relative to the benchmark. However, value didn’t translate to returns as the sector ended up being the worst performing group of the ten economic sectors we track and the Europe Fund performance was hindered.

MANAGEMENT OVERVIEW	15

Regarding country composition, an overweight in France contributed positively to performance. Underweights in the United Kingdom also contributed positively as those stocks underperformed the benchmark. The Europe Fund’s primary detractor was an overweight in Norway as that country’s heavier natural resource-based exposure hindered returns in the Energy and Materials sectors.

Foreign currency exchange rates oscillated over the period. The Euro was generally higher, while the Pound erased mid-year losses to end the period essentially unchanged. Currency hedging was briefly used on the Pound and had a negligible positive effect on the Europe Fund returns.

Q.	What is your investment outlook for the European equity market?

A.	Despite Europe’s prolonged recession and protracted economic malaise, the region’s stock markets have still been able to post healthy returns. We estimate that, on average, fair value for European equities is 10% higher than where prices are currently trading according to our system. While this is a bit lower than our readings in recent years, the region still shows the most upside compared to other regions worldwide according to our system. The Eurozone is in the midst of six consecutive quarters of economic contraction and the United Kingdom hasn’t fared much better with near zero growth itself. Continued loose monetary policy has helped shore up confidence and improved liquidity in the peripheral Eurozone countries remains another positive backdrop. Valuation is now a concern in some areas of the market as our readings show more areas that are now at fair value or even overvalued in both relative and absolute terms. As we come to our fiscal year-end, we believe the defensive, non-cyclical sectors within this region show the best opportunity to be the leaders over the foreseeable future; though lagging a bit of late, the two best bargains according to our system by sectors are Consumer Staples and Health Care. Additionally, Industrials and Consumer Discretionary sectors look attractive according to our valuation system. The Financials sector is still the lowest value sector, as prices have moved beyond our estimate of fair value. Similarly, Materials and Utilities remain low, signaling further caution in these areas of the market as a whole.

We believe it is nearly impossible to accurately time market bottoms and we have long preached that rallies do not issue invitations. Using value as a guide in our disciplined, systematic and non-emotional approach to investing, we see opportunities amidst the turbulence and volatility. We continue to work methodically to identify the industries we believe are trading at a discount to fair value. Our valuations at the end of the fiscal year dictate that we remain nearly fully invested, but we will adjust accordingly as market conditions require.

16	MANAGEMENT OVERVIEW

ICON Europe Fund

Country Composition

September 30, 2013

France	28.1%
Germany	23.6%
United Kingdom	14.0%
Denmark	9.5%
Switzerland	5.1%
Norway	4.9%
Netherlands	4.8%
Sweden	1.7%
Austria	0.9%
Luxembourg	0.9%
Finland	0.8%
Spain	0.7%
Hungary	0.5%
Ireland	0.5%

96.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON Europe Fund

Sector Composition

September 30, 2013

Industrials	23.3%
Health Care	23.1%
Consumer Staples	17.1%
Information Technology	12.6%
Consumer Discretionary	6.7%
Materials	5.7%
Utilities	3.6%
Energy	3.0%
Financial	0.9%

96.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON Europe Fund

Industry Composition

September 30, 2013

Pharmaceuticals	8.8%
Health Care Supplies	7.6%
Packaged Foods & Meats	7.6%
Apparel, Accessories & Luxury Goods	5.9%
Industrial Conglomerates	5.3%
IT Consulting & Other Services	5.1%
Aerospace & Defense	5.0%
Industrial Machinery	4.9%
Application Software	3.4%
Oil & Gas Equipment & Services	3.0%
Health Care Equipment	2.9%
Distillers & Vintners	2.8%
Semiconductors	2.6%
Research & Consulting Services	2.5%
Integrated Telecommunication Services	2.4%
Brewers	2.3%
Personal Products	2.1%
Health Care Services	2.0%

Electrical Components & Equipment	1.8%
Life Sciences Tools & Services	1.6%
Construction & Engineering	1.5%
Diversified Chemicals	1.5%
Metal & Glass Containers	1.4%
Tobacco	1.3%
Trucking	1.3%
Gas Utilities	1.2%
Household Products	1.2%
Industrial Gases	1.0%
Office Services & Supplies	1.0%
Systems Software	1.0%
Other Industries (each less than 1%)	4.0%

96.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	17

ICON Europe Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Europe Fund - Class S	2/20/97	18.02%	3.92%	7.23%	6.00%	1.56%	1.56%
ICON Europe Fund - Class C	1/25/08	16.89%	2.90%	N/A	-2.92%	21.20%	2.55%
ICON Europe Fund - Class A	5/31/06	17.82%	3.69%	N/A	-0.09%	13.30%	1.80%
ICON Europe Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	11.01%	2.47%	N/A	-0.89%	13.30%	1.80%
MSCI Europe Index		24.95%	6.71%	9.08%	6.49%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Europe Fund’s name and investment strategy changed effective January 29, 2004. The Europe Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain expenses on Class C and Class A shares; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

18	MANAGEMENT OVERVIEW

ICON Europe Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/20/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	19

ICON EUROPE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value
Common Stocks (93.2%)
2,100	Adidas AG*	$227,790
1,900	Allianz SE*	298,924
53,700	ARM Holdings PLC*	859,522
1,426	Aryzta AG†**	95,494
9,300	AtoS*	726,158
5,200	BASF SE*	498,682
3,200	BioMerieux**	309,965
8,400	British American Tobacco PLC*	442,086
10,073	Carl Zeiss Meditec AG*	300,809
3,500	Carlsberg A/S, Class B*	360,720
10,500	CGG†*	242,047
1,400	Christian Dior S.A.*	274,769
12,300	Cie Generale d’Optique Essilor International S.A.*	1,322,868
22,000	Coloplast A/S, Class B*	1,253,049
21,900	Diageo PLC*	696,144
15,800	DSV A/S*	448,348
1,200	Eurofins Scientific*	302,406
9,200	Experian PLC*	175,166
5,400	Fresenius SE & Co. KGaA*	670,373
17,300	Gerry Weber International AG*	712,737
10,700	Getinge AB, Class B*	382,539
8,508	GlaxoSmithKline PLC*	213,915
55,800	Groupe Steria SCA*	958,463
5,800	Heineken NV*	410,912
2,000	Hugo Boss AG*	258,654
2,200	Ingenico*	158,541
6,000	Koninklijke Boskalis Westminster NV*	265,947
22,000	Koninklijke Philips Electronics NV*	709,743

Shares or Principal Amount		Value
5,100	Krones AG*	$433,699
4,000	L’Oreal S.A.*	686,589
1,700	Linde AG*	336,886
2,570	LVMH Moet Hennessy Louis Vuitton S.A.*	506,458
1,296	Mayr Melnhof Karton AG**	139,913
20,000	Nestle S.A.*	1,394,682
2,600	Novartis AG*	199,987
5,600	Novo Nordisk AS, Class B*	948,440
5,000	Novozymes AS, Class B*	191,362
6,400	Obrascon Huarte Lain S.A.*	242,970
31,000	Orkla ASA*	225,835
889	Osram Licht AG†**	41,733
47,900	Petroleum Geo-Services ASA*	592,100
2,500	Pfeiffer Vacuum Technology AG*	306,244
11,000	QIAGEN NV†*	236,809
1,170	Rational AG*	348,839
2,100	Remy Cointreau S.A.*	223,732
59,090	Rexam PLC*	460,465
10,000	Richter Gedeon Nyrt*	174,141
66,500	Rolls-Royce Holdings PLC†*	1,196,459
6,600	Rubis SCA*	416,898
10,000	Saab AB*	199,692
14,300	Sanofi*	1,448,259
15,600	SAP AG*	1,153,698
6,800	Schneider Electric S.A.*	575,400
1,536	Schoeller-Bleckmann Oilfield Equipment AG*	181,624

20	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value
8,900	Siemens AG*	$1,073,324
2,800	Societe BIC S.A.*	325,626
9,600	Software AG*	341,731
67,000	Tate & Lyle PLC*	798,391
34,400	Telenor ASA*	786,158
14,100	Teleperformance*	681,750
4,800	Vallourec S.A.*	287,617
5,900	Wartsila Oyj Abp*	266,896
1,700	Zodiac Aerospace*	270,617

Total Common Stocks (Cost $28,275,801)		31,271,795
Preferred Stocks (2.8%)
3,300	Fuchs Petrolub SE*	276,210
4,000	Henkel AG & Co. KGaA*	412,231
3,000	Porsche Automobil Holding SE*	261,881

Total Preferred Stocks (Cost $782,470)		950,322

Shares or Principal Amount		Value
Short-Term Investments (3.0%)
$1,014,308	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	$1,014,308

Total Short-Term Investments (Cost $1,014,308)		1,014,308
Total Investments 99.0% (Cost $30,072,579)		33,236,425
Other Assets Less Liabilities 1.0%		331,900

Net Assets 100.0%		$33,568,325

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

*	The value of foreign securities fair valued (Note 2) as of September 30, 2013 was 94.2% of net assets.

**	This security is considered a Level 1 security. See Note 2 for further details.

SCHEDULE OF INVESTMENTS	21

MANAGEMENT OVERVIEW (UNAUDITED) ICON INTERNATIONAL EQUITY FUND	Class S Class C Class A	ICNEX IIQCX IIQAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON International Equity Fund Class S (“International Equity Fund”) returned 7.33% for the fiscal year ended September 30, 2013, while the MSCI All World Country Index (ACWI ex-U.S.) returned 16.98%. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	While the global stock markets experienced another year of gains, the international markets experienced a new wave of both local and global factors that affected equity returns. Europe ended the period just as it entered it - in the middle of a recession and looking for hopes of any gradual economic improvement. In the Asia-Pacific region, Japan enacted an aggressive stimulation plan in hopes of spurring growth and inflation with fiscal and monetary stimulus. Japan’s stimulation plan had some profound local market reactions and a mix of differing side effects to other countries in the region. Additionally, China struggled with continued slow economic growth. For most parts of the world, generally weak data has kept central bank activity accommodative. Nevertheless, market interest rates have gradually risen, though they still remain low by historical standards, which in combination with rising equity prices, has started to sap some value according to our model from the equity markets as the period closed.

While the global economy remained moderate, our valuation model pointed the International Equity Fund towards a consistent overweight position in the defensive themed sectors of Consumer Staples and Health Care for the period. However, gradual improvements in the United States had a beneficial effect on value in parts of other markets, which ultimately led to increases in some of the more economically sensitive areas, most notably Industrials. From a regional perspective, the most significant allocation change was an increase in European equities and a decrease in the Western Hemisphere. Despite the ongoing issues that overhang the world economy and rotations that may seem contrarian, our discipline and focus on value led us to sector and industry rotations in the International Equity Fund and ultimately benefited the International Equity Fund over the period.

As a multi-cap manager, we are not limited by restrictions on market capitalization. However, our valuation metrics resulted in a concentration

22	MANAGEMENT OVERVIEW

in large-cap companies during the period. Despite the International Equity Fund’s concentration in large-cap stocks, the International Equity Fund remained underweight large-cap stocks relative to the benchmark. Large-cap stocks outperformed their small and mid-cap peers, which ultimately detracted from the International Equity Fund’s relative performance.

Currency movements worldwide throughout the fiscal year had a slightly negative effect on returns. The International Equity Fund benefited from a weaker U.S. dollar within Europe, while Asia-Pacific and Western Hemisphere currencies were detractors. Currency hedging was briefly used on the Pound and had a negligible positive effect on the International Equity Fund returns.

Q.	How did the Fund’s composition affect performance?

A.	The International Equity Fund’s primary contributors to benchmark relative performance came from the Energy and Industrials sectors. Specifically, an overweight position combined with stock selection in the oil & gas equipment & services industry helped performance. Additionally, an overweight position relative to the benchmark to stocks in the industrial conglomerates and construction & engineering industries were notable bright spots within the Industrials sector. Conversely, the Consumer Discretionary sector was a detractor to benchmark relative performance, as country and industry selection with the automobile manufacturers and auto parts & equipment industries hindered the International Equity Fund’s returns. Financials was another notable source of relative underperformance as the sector outperformed the benchmark despite being one of the lowest value sectors; consequently, the International Equity Fund remained underweight this part of the market as better bargains were targeted elsewhere. Finally, the gold industry within the Materials sector suffered losses as commodity weakness over this period had an adverse effect on these companies’ stock prices. As the year ended, the gradual improvement in risk aversion and rising equity prices throughout the global markets indicated that prices have moved beyond our estimates of intrinsic value. As such, we see the market as a whole slightly over-valued; however, we believe there is still some upside evident in the defensive areas such as Consumer Staples and Health Care.

There was a clear change in leadership from the prior year as emerging markets countries dramatically underperformed their developed counterparts. An example of this was Japan’s equities rise after years of lagging returns, combined with the underperformance of South Korea; the International Equity Fund was underweight the former and overweight the

MANAGEMENT OVERVIEW	23

latter, which combined to be a large detractor from benchmark relative returns. Additionally, the heavy Energy exposure in the country of Norway detracted from performance as equities did not reach our estimate of fair value during the period. Singapore and France were two developed market standouts which contributed positively to returns, yet they were unable to make up for the losses in other country positions. As the period ended, the emerging markets as well as the Asia-Pacific region as a whole looked overvalued according to our system. Europe and developed countries in general showed the most upside globally.

Q.	What is your investment outlook for the international equity market?

A.	After years of positive equity returns in the aftermath of the 2008-2009 recession, our system shows that stocks have finally caught up with, and even slightly surpassed, our estimate of their intrinsic value. At the end of the fiscal year, international markets had a V/P reading of 0.97, implying that, on average, fair value for stocks is about 3% lower than where they are currently trading. Risk aversion has improved and corporate earnings have been able to grow despite the ongoing economic struggles and fluctuations in global interest rates. While interest rates remain low, thanks in great part to loose monetary policy and central bank intervention, our valuation readings still signal near-term caution in the international markets. Europe represents the best opportunity from a regional perspective, with Asia-Pacific showing the least upside according to our valuation system. While certain emerging market countries have suffered recent equity market losses, collectively they are not yet showing attractive entry points; although, some select countries such as Indonesia, Philippines, and India are among those areas that are showing good opportunity from a value perspective. Developed market countries in Europe show attractive upside in countries like Austria, Denmark, Germany, and France. As of the end of the fiscal year 2013; we estimate that, on average, fair value for European equities is 10% higher than where prices are currently trading.

We believe that we are in still in a recovery from the recession of 2008-09, although strength of the global economies has showed mixed signs of health and concern. Despite the ever-present global economic worries, stocks have moved higher and have even surpassed our estimate of fair value. The International Equity Fund ended the fiscal year with close to 5.2% in cash. From a sector perspective, we are still tilted towards the Consumer Staples and Health Care sectors as they are still showing some of the best bargains around the equity markets according to our system. Materials is now the most over-valued sector, followed by Financials which still struggles with the lingering effects of the financial

24	MANAGEMENT OVERVIEW

crisis; both of these sectors are underweight their respective benchmark weightings as we see a potential for further downside movement.

Europe, with countries like Austria, Denmark, France, and Germany, remains the most attractive region according to our valuation metrics. Within the Western Hemisphere, Canada and Mexico look attractive to our system with Indonesia, the Philippines, and India currently showing the most value in the Asia-Pacific region.

At ICON we continue to seek out industries that our system identifies as trading at a discount to fair value. Guided by our disciplined, systematic and non-emotional approach to investing, we see numerous opportunities amidst the recent turbulence and volatility. We believe it is nearly impossible to accurately time market bottoms and we believe rallies do not offer invitations. Therefore, given our current valuations, we remain almost fully invested. As market conditions dictate, we will adjust accordingly.

ICON International Equity Fund

Country Composition

September 30, 2013

France	16.1%
Germany	11.9%
South Korea	9.3%
Japan	7.5%
United Kingdom	6.9%
Canada	5.8%
Denmark	5.7%
Thailand	5.5%
Singapore	5.3%
India	4.0%
Norway	3.4%
Switzerland	2.3%
Indonesia	2.0%
Philippines	1.9%
Hong Kong	1.3%
Netherlands	1.1%
Luxembourg	0.7%
Brazil	0.5%
Finland	0.5%
Austria	0.3%

92.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON International Equity Fund

Sector Composition

September 30, 2013

Industrials	17.2%
Health Care	16.2%
Information Technology	14.4%
Consumer Staples	13.4%
Consumer Discretionary	8.7%
Energy	8.2%
Financial	7.2%
Materials	3.6%
Utilities	2.3%
Telecommunication	0.8%

92.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	25

ICON International Equity Fund

Industry Composition

September 30, 2013

Oil & Gas Equipment & Services	7.1%
Pharmaceuticals	6.6%
IT Consulting & Other Services	5.4%
Packaged Foods & Meats	4.6%
Health Care Supplies	4.5%
Semiconductors	4.4%
Industrial Conglomerates	4.0%
Industrial Machinery	3.9%
Apparel, Accessories & Luxury Goods	3.2%
Trading Companies & Distributors	2.4%
Application Software	2.3%
Electronic Equipment & Instruments	2.3%
Home Improvement Retail	2.2%
Life Sciences Tools & Services	2.2%
Aerospace & Defense	2.1%
Food Retail	1.9%
Household Products	1.9%

Hypermarkets & Super Centers	1.9%
Real Estate Development	1.8%
Real Estate Operating Companies	1.8%
Distillers & Vintners	1.5%
Health Care Services	1.5%
Integrated Telecommunication Services	1.5%
Property & Casualty Insurance	1.3%
Research & Consulting Services	1.3%
Automobile Manufacturers	1.2%
Commodity Chemicals	1.0%
Electrical Components & Equipment	1.0%
Metal & Glass Containers	1.0%
Other Industries (each less than 1%)	14.2%

92.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

26	MANAGEMENT OVERVIEW

ICON International Equity Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON International Equity Fund - Class S	2/18/97	7.33%	3.03%	7.33%	5.59%	1.39%	1.39%
ICON International Equity Fund - Class C	2/19/04	6.14%	1.86%	N/A	2.92%	2.72%	2.55%
ICON International Equity Fund - Class A	5/31/06	7.03%	2.63%	N/A	-0.70%	2.01%	1.80%
ICON International Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	0.88%	1.42%	N/A	-1.50%	2.01%	1.80%
MSCI ACWI ex-U.S.		16.98%	6.74%	9.24%	5.56%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The International Equity Fund’s name and investment strategy changed effective January 29, 2004. The International Equity Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	27

ICON International Equity Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the International Equity Fund’s Class S shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the International Equity Fund’s other share classes will vary due to differences in charges and expenses. The International Equity Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

28	MANAGEMENT OVERVIEW

ICON INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value
Common Stocks (91.5%)
254,000	Adani Enterprises, Ltd.*	$571,712
5,400,000	Alam Sutera Realty Tbk PT*	279,115
16,200	Alimentation Couche Tard, Inc., Class B**	1,010,013
1,400	Allianz SE*	220,260
34,300	ARM Holdings PLC*	549,005
1,475	Aryzta AG†**	98,775
11,000	AtoS*	858,897
100,000	Bangkok Dusit Medical Services PCL*	403,593
4,400	BASF SE*	421,962
3,000	Canadian Pacific Railway Ltd.**	370,147
10,345	Carl Zeiss Meditec AG*	308,932
4,200	Carlsberg A/S, Class B*	432,864
34,000	CCR S.A.**	266,164
27,008	Celltrion, Inc.**	1,174,889
684,000	Central Pattana PCL*	961,867
9,900	CGG†*	228,216
24,800	CGI Group, Inc., Class A†**	870,366
1,702,000	Chaoda Modern Agriculture Holdings, Ltd.†***(a)	-
1,200	Christian Dior S.A.*	235,516
11,800	Cie Generale d’Optique Essilor International S.A.*	1,269,093
19,500	Coloplast A/S, Class B*	1,110,657
18,100	Diageo PLC*	575,352
50,000	Divi’s Laboratories, Ltd.*	771,027

Shares or Principal Amount		Value
3,200	Dollarama, Inc.**	$260,057
12,900	DSV A/S*	366,056
7,000	Enbridge, Inc.**(b)	292,355
1,400	Eurofins Scientific*	352,807
1,590,000	Ezion Holdings, Ltd.*	2,791,334
6,500	Fresenius SE & Co. KGaA*	806,931
24,400	Gerry Weber International AG*	1,005,248
65,000	Groupe Steria SCA*	1,116,489
480,000	Guangdong Investment, Ltd.*	412,228
142,000	Hitachi, Ltd.*	940,926
3,000,000	Home Product Center PCL*(b)	1,173,473
10,000	Husky Energy, Inc.**(b)	287,559
15,000	Hyundai Greenfood Co., Ltd.*	239,954
3,700	Ingenico*	266,637
12,000	Komatsu, Ltd.*(b)	299,628
18,200	Koninklijke Philips Electronics NV*	587,151
4,700	Krones AG*	399,683
2,600	L’Oreal S.A.*	446,283
2,000	LG Household & Health Care, Ltd.*	1,015,113
165,000	LIC Housing Finance Ltd.*	496,786
31,000	LIG Insurance Co., Ltd.*	704,026
1,300	Linde AG*	257,619
6,000,000	Lippo Karawaci Tbk PT*	564,296
2,500	LVMH Moet Hennessy Louis Vuitton S.A.*	492,663
13,800	Makita Corp.*	804,033
1,490	Mayr Melnhof Karton AG**	160,857

SCHEDULE OF INVESTMENTS	29

Shares or Principal Amount		Value
35,000	Mitsubishi Corp.*	$710,633
16,300	Nestle S.A.*	1,136,666
14,000	NGK Spark Plug Co., Ltd.*	310,716
6,600	Novo Nordisk AS, Class B*	1,117,805
36,000	Orkla ASA*	262,259
1,060	Osram Licht AG†**	49,761
59,000	Petroleum Geo-Services ASA*	729,309
1,060,000	Puregold Price Club, Inc.*	1,016,451
2,000	Remy Cointreau S.A.*	213,078
68,000	Rexam PLC*	529,897
60,700	Rolls-Royce Holdings PLC†*	1,092,106
6,700	Rubis SCA*	423,215
1,400	Samsung Electronics Co., Ltd.*	1,780,791
12,030	Sanofi*	1,218,360
16,400	SAP AG*	1,212,862
5,600	Schneider Electric S.A.*	473,859
450,000	Shun Tak Holdings Ltd.*	253,160
10,600	Siemens AG*	1,278,341
750,000	Supalai PCL*	376,438
1,100,000	Surya Citra Media Tbk PT*	242,282
75,000	Tate & Lyle PLC*	893,722

Shares or Principal Amount		Value
35,000	Telenor ASA*	$799,870
14,300	Teleperformance*	691,420
40,000	Toray Industries, Inc.*(b)	263,783
9,500	Toyota Motor Corp.*	609,306
9,700	Vallourec S.A.*	581,226
6,100	Wartsila Oyj Abp*	275,943
55,000	Yes Bank Ltd.*	252,510

Total Common Stocks (Cost $45,836,425)		48,324,383
Preferred Stock (0.5%)
3,600	Fuchs Petrolub SE*	301,320

Total Preferred Stocks (Cost $280,849)		301,320
Collateral for Securities on Loan (3.4%)
1,769,478	State Street Navigator Prime Portfolio, 0.17%	1,769,478

Total Collateral for Securities on Loan (Cost $1,769,478)		1,769,478
Short-Term Investments (5.2%)
$2,743,691	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	2,743,691

Total Short-Term Investments (Cost $2,743,691)		2,743,691
Total Investments 100.6% (Cost $50,630,443)		53,138,872
Liabilities Less Other Assets (0.6)%		(334,396)

Net Assets 100.0%		$52,804,476

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

*	The value of foreign securities fair valued (Note 2) as of September 30, 2013 was 82.9% of net assets.

**	This security is considered a Level 1 security. See Note 2 for further details.

***	This security is considered a Level 3 security. See Note 2 for further details.

(a)	This security is considered to be illiquid. The value of this security at September 30, 2013 was $0, which represents 0.0% of the Fund’s Net Assets.

(b)	All or a portion of the security was on loan as of September 30, 2013.

30	SCHEDULE OF INVESTMENTS

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STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

	ICON Asia-Pacific Region Fund	ICON Europe Fund	ICON International Equity Fund
Assets
Investments, at cost	$30,953,620	$30,072,579	$50,630,443

Investments, at value†	33,191,399	33,236,425	53,138,872
Foreign currency, at value(a)	11,729	7,114	946
Receivables:
Fund shares sold	71	36,475	719
Investments sold	545,445	282,850	1,663,605
Dividends	105,892	18,832	62,098
Expense reimbursements due from Adviser	19,801	16,395	7,817
Foreign tax reclaims	301	37,120	37,617
Other assets	13,839	13,917	19,059

Total Assets	33,888,477	33,649,128	54,930,733

Liabilities
Payables:
Investments purchased	–	–	149,841
Payable for collateral received on securities loaned	3,033,965	–	1,769,478
Fund shares redeemed	47,083	10,365	63,655
Advisory fees	27,735	27,801	44,754
Accrued distribution fees	810	95	5,698
Fund accounting fees	879	839	754
Transfer agent fees	8,880	5,946	12,043
Administration fees	1,387	1,390	2,237
Trustee fees	1,237	984	1,968
Capital gains tax	53,802	–	36,253
Accrued expenses	39,868	33,383	39,576

Total Liabilities	3,215,646	80,803	2,126,257

Net Assets - all share classes	$30,672,831	$33,568,325	$52,804,476

Net Assets - Class S	$29,052,569	$33,328,074	$42,105,000

Net Assets - Class C	$831,539	$77,303	$5,656,706

Net Assets - Class A	$788,723	$162,948	$5,042,770

32	FINANCIAL STATEMENTS

	ICON Asia-Pacific Region Fund	ICON Europe Fund	ICON International Equity Fund
Net Assets Consist of
Paid-in capital	$38,514,877	$80,514,396	$141,389,896
Accumulated undistributed net investment income/(loss)	45,365	163,400	1,008
Accumulated undistributed net realized gain/ (loss)	(10,070,349)	(50,273,685)	(91,054,571)
Unrealized appreciation/(depreciation)	2,182,938	3,164,214	2,468,143

Net Assets	$30,672,831	$33,568,325	$52,804,476

Shares outstanding (unlimited shares authorized, no par value)
Class S	2,150,260	2,251,703	3,565,768
Class C	63,668	5,332	519,359
Class A	58,368	11,006	429,197
Net asset value (offering and redemption price per share)
Class S	$13.51	$14.80	$11.81
Class C	$13.06	$14.50	$10.89
Class A	$13.51	$14.81	$11.75
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$14.33	$15.71	$12.47

† Includes securities on loan of	$2,882,572	$–	$1,633,779

(a) Foreign currency, at cost	$11,752	$7,116	$946

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2013

	ICON Asia-Pacific Region Fund	ICON Europe Fund	ICON International Equity Fund
Investment Income
Interest	$128	$2,622	$3,896
Dividends	840,219	842,404	1,368,251
Income from securities lending, net	12,445	36,103	82,141
Foreign taxes withheld	(59,573)	(110,658)	(177,908)

Total Investment Income	793,219	770,471	1,276,380

Expenses
Advisory fees	376,254	306,972	605,988
Distribution fees:
Class C	8,798	847	61,743
Class A	1,686	344	13,536
Fund accounting fees	10,087	7,976	16,366
Transfer agent fees	56,583	40,912	87,407
Administration fees	18,812	15,349	30,299
Custody fees	20,029	11,263	26,426
Registration fees:
Class S	14,312	15,146	8,400
Class C	8,648	7,149	8,816
Class A	5,998	5,914	8,051
Insurance expense	8,075	4,305	11,864
Trustee fees and expenses	4,935	3,867	8,287
Audit and tax service expense	35,680	35,594	32,022
Interest expense	787	27	2,318
Other expenses	74,707	46,948	80,346

Total expenses before expense reimbursement	645,391	502,613	1,001,869

Expense reimbursement by Adviser due to expense limitation agreement	(18,421)	(15,332)	(33,867)

Net Expenses	626,970	487,281	968,002

Net Investment Income/(Loss)	166,249	283,190	308,378

Net Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	1,463,941	3,720,650	2,688,672
Foreign currency	(71,832)	(171,711)	(330,659)
Net realized capital gains tax	(7,727)	-	(62,403)
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	2,797,653	1,380,021	1,982,972
Net unrealized capital gains tax	(53,802)	-	(36,253)

Net realized and unrealized gain/(loss)	4,128,233	4,928,960	4,242,329

Net Increase/(Decrease) in Net Assets Resulting From Operations	$4,294,482	$5,212,150	$4,550,707

The accompanying notes are an integral part of the financial statements.

34	FINANCIAL STATEMENTS

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STATEMENTS OF CHANGES IN NET ASSETS

	ICON Asia-Pacific Region Fund
	Year ended September 30, 2013	Year ended September 30, 2012
Operations
Net investment income/(loss)	$166,249	$495,617
Net realized gain/(loss)	1,463,941	(821,355)
Net realized gain/(loss) from foreign currency	(71,832)	(131,423)
Net realized capital gains tax	(7,727)	(118,725)
Change in net unrealized appreciation/(depreciation)	2,743,851	11,219,183

Net increase/(decrease) in net assets resulting from operations	4,294,482	10,643,297

Dividends and Distributions to Shareholders
Net investment income
Class S	(268,567)	(215,357)
Class C	(1,055)	–
Class A	(1,610)	(1,981)

Net decrease from dividends and distributions	(271,232)	(217,338)

Fund Share Transactions
Shares sold
Class S	7,722,364	9,967,625
Class C	382,870	163,820
Class A	657,009	579,330
Reinvested dividends and distributions
Class S	261,722	209,005
Class C	983	–
Class A	1,367	1,823
Shares repurchased
Class S	(20,783,912)	(38,006,696)
Class C	(514,739)	(237,980)
Class A	(605,518)	(773,178)

Net increase/(decrease) from fund share transactions	(12,877,854)	(28,096,251)

Total net increase/(decrease) in net assets	(8,854,604)	(17,670,292)
Net Assets
Beginning of year	39,527,435	57,197,727

End of year	$30,672,831	$39,527,435

36	FINANCIAL STATEMENTS

ICON Europe Fund
Year ended September 30, 2013	Year ended September 30, 2012

$283,190	$452,355
3,720,650	(3,288,964)
(171,711)	(62,156)
-	–
1,380,021	9,404,704

5,212,150	6,505,939

(334,776)	(459,020)
(453)	(307)
(1,730)	(1,339)

(336,959)	(460,666)

11,536,691	4,094,825
37,719	3,972
97,066	11,420

330,615	445,476
359	307
1,696	1,289

(11,523,558)	(10,502,617)
(38,499)	(11,100)
(58,262)	(38,697)

383,827	(5,995,125)

5,259,018	50,148

28,309,307	28,259,159

$33,568,325	$28,309,307

FINANCIAL STATEMENTS	37

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Asia-Pacific Region Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
Transactions in Fund Shares
Shares sold
Class S	591,915	855,247
Class C	31,082	14,331
Class A	47,998	49,003
Reinvested dividends and distributions
Class S	20,871	20,116
Class C	81	–
Class A	109	176
Shares repurchased
Class S	(1,573,311)	(3,259,837)
Class C	(40,887)	(21,117)
Class A	(46,439)	(68,515)

Net increase/(decrease)	(968,581)	(2,410,596)

Shares outstanding, beginning of year	3,240,877	5,651,473

Shares outstanding, end of year	2,272,296	3,240,877

Accumulated undistributed net investment income/(loss)	$45,365	$271,230

The accompanying notes are an integral part of the financial statements.

38	FINANCIAL STATEMENTS

ICON Europe Fund
Year Ended September 30, 2013	Year Ended September 30, 2012

845,385	349,507
2,884	335
7,146	993

25,142	42,386
27	29
129	122

(837,167)	(908,119)
(2,824)	(964)
(4,235)	(3,370)

36,487	(519,081)

2,231,554	2,750,635

2,268,041	2,231,554

$ 163,400	$388,880

FINANCIAL STATEMENTS	39

STATEMENTS OF CHANGES IN NET ASSETS

	ICON International Equity Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
Operations
Net investment income/(loss)	$308,378	$570,427
Net realized gain/(loss)	2,688,672	(12,911,496)
Net realized gain/(loss) from foreign currency	(330,659)	(283,466)
Net realized capital gains tax	(62,403)	(84,388)
Change in net unrealized appreciation/(depreciation)	1,946,719	27,547,163

Net increase/(decrease) in net assets resulting from operations	4,550,707	14,838,240

Dividends and Distributions to Shareholders
Net investment income
Class S (pre-merger)*	-	(446,175)
Class S (formerly, Class Z)	(9,742)	(74,205)
Class I**	-	(153,050)
Class A	(252)	(13,281)
Return of Capital
Class S (formerly, Class Z)	(223,901)	-
Class A	(5,798)	-

Net decrease from dividends and distributions	(239,693)	(686,711)

Fund Share Transactions
Shares sold
Class S (pre-merger)*	-	1,305,260
Class S (formerly, Class Z)***	9,502,457	60,203,967
Class I**	-	1,041,882
Class C	98,284	130,023
Class A***	474,307	14,985,718
Reinvested dividends and distributions
Class S (pre-merger)*	-	445,550
Class S (formerly, Class Z)	228,381	69,998
Class I**	-	134,039
Class A	5,066	9,439
Shares repurchased
Class S (pre-merger)*	-	(42,941,189)
Class S (formerly, Class Z)	(27,357,099)	(15,236,665)
Class I**	-	(29,247,969)
Class C	(1,585,047)	(2,837,159)
Class A	(2,106,904)	(11,907,130)

Net increase/(decrease) from fund share transactions	(20,740,555)	(23,844,236)

Total net increase/(decrease) in net assets	(16,429,541)	(9,692,707)
Net Assets
Beginning of year	69,234,017	78,926,724

End of year	$52,804,476	$69,234,017

40	FINANCIAL STATEMENTS

	ICON International Equity Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
Transactions in Fund Shares
Shares sold
Class S (pre-merger)*	-	125,902
Class S (formerly, Class Z)***	846,277	5,783,166
Class I**	-	102,639
Class C	9,335	13,510
Class A***	41,741	1,436,432
Reinvested dividends and distributions
Class S (pre-merger)*	-	45,933
Class S (formerly, Class Z)	20,247	7,307
Class I**	-	14,139
Class A	450	986
Shares repurchased
Class S (pre-merger)*	-	(4,078,066)
Class S (formerly, Class Z)	(2,383,691)	(1,447,812)
Class I**	-	(2,858,784)
Class C	(150,212)	(293,417)
Class A	(186,779)	(1,151,832)

Net increase/(decrease)	(1,802,632)	(2,299,897)

Shares outstanding, beginning of year	6,316,956	8,616,853

Shares outstanding, end of year	4,514,324	6,316,956

Accumulated undistributed net investment income/(loss)	$1,008	$180,659

*	Class S shares of the International Equity Fund merged into Class Z shares and were renamed to Class S on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.

**	Class I shares of the International Equity Fund merged into Class A shares on January 23, 2012. The information presented is that before and including the merger.

***	The information presented includes the January 23, 2012 merger activity.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	41

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Asia-Pacific Region Fund
Class S
Year ended September 30, 2013	$12.21	$0.06	$1.33	$1.39	$(0.09)	$–
Year ended September 30, 2012	10.12	0.11	2.02	2.13	(0.04)	–
Year ended September 30, 2011	12.35	0.07	(2.30)	(2.23)	–	–
Year ended September 30, 2010	10.64	0.01	1.89	1.90	(0.19)	–
Year ended September 30, 2009	9.47	0.08	1.20	1.28	(0.11)	–
Class C
Year ended September 30, 2013	11.84	(0.05)	1.28	1.23	(0.01)	–
Year ended September 30, 2012	9.88	0.01	1.95	1.96	–	–
Year ended September 30, 2011	12.17	(0.02)	(2.27)	(2.29)	–	–
Year ended September 30, 2010	10.54	(0.05)	1.82	1.77	(0.14)	–
Year ended September 30, 2009	9.41	0.02	1.18	1.20	(0.07)	–
Class A
Year ended September 30, 2013	12.17	0.04	1.33	1.37	(0.03)	–
Year ended September 30, 2012	10.10	0.09	2.00	2.09	(0.02)	–
Year ended September 30, 2011	12.35	0.04	(2.29)	(2.25)	–	–
Year ended September 30, 2010	10.63	0.02	1.86	1.88	(0.16)	–
Year ended September 30, 2009	9.38	0.05	1.25	1.30	(0.05)	–
ICON Europe Fund
Class S
Year ended September 30, 2013	12.69	0.13	2.14	2.27	(0.16)	–
Year ended September 30, 2012	10.27	0.19	2.41	2.60	(0.18)	–
Year ended September 30, 2011	12.95	0.19	(2.73)	(2.54)	(0.14)	–
Year ended September 30, 2010	12.28	0.18	0.60	0.78	(0.11)	–
Year ended September 30, 2009	13.23	0.15	(0.79)	(0.64)	(0.31)	–
Class C
Year ended September 30, 2013	12.47	– (c)	2.10	2.10	(0.07)	–
Year ended September 30, 2012	10.07	0.07	2.38	2.45	(0.05)	–
Year ended September 30, 2011	12.77	0.07	(2.70)	(2.63)	(0.07)	–
Year ended September 30, 2010	12.15	0.09	0.56	0.65	(0.03)	–
Year ended September 30, 2009	13.12	0.07	(0.80)	(0.73)	(0.24)	–
Class A
Year ended September 30, 2013	12.71	0.09	2.16	2.25	(0.15)	–
Year ended September 30, 2012	10.28	0.15	2.42	2.57	(0.14)	–
Year ended September 30, 2011	12.98	0.18	(2.75)	(2.57)	(0.13)	–
Year ended September 30, 2010	12.30	0.15	0.60	0.75	(0.07)	–
Year ended September 30, 2009	13.14	0.12	(0.75)	(0.63)	(0.21)	–

42	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits		Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.09)	$13.51	11.44%	$29,053	1.64%	1.64%		0.46%	0.46%	59.98%
(0.04)	12.21	21.16%	37,969	1.50%	1.50%		0.96%	0.96%	71.84%
–	10.12	(18.06)%	55,637	1.59%	1.59%		0.55%	0.55%	71.03%
(0.19)	12.35	18.02%	70,854	1.63%	1.63%		0.13%	0.13%	100.41%
(0.11)	10.64	14.18%	108,325	1.54%	1.54%		1.00%	1.00%	171.05%

(0.01)	13.06	10.44%	832	3.76%	2.56	%(b)	(1.63)%	(0.43)%	59.98%
–	11.84	19.84%	869	3.91%	2.55	%(b)	(1.28)%	0.08%	71.84%
–	9.88	(18.82)%	792	4.40%	2.55	%(b)	(2.02)%	(0.17)%	71.03%
(0.14)	12.17	17.02%	441	9.04%	2.57	%(b)	(6.91)%	(0.44)%	100.41%
(0.07)	10.54	13.10%	260	19.80%	2.55	%(b)	(17.06)%	0.19%	171.05%

(0.03)	13.51	11.29%	789	2.97%	1.81	%(b)	(0.82)%	0.34%	59.98%
(0.02)	12.17	20.73%	690	2.88%	1.80	%(b)	(0.31)%	0.77%	71.84%
–	10.10	(18.22)%	768	3.05%	1.81	%(b)	(0.97)%	0.27%	71.03%
(0.16)	12.35	17.91%	1,149	5.17%	1.82	%(b)	(3.13)%	0.22%	100.41%
(0.05)	10.63	14.11%	543	5.89%	1.82	%(b)	(3.41)%	0.66%	171.05%

(0.16)	14.80	18.02%	33,328	1.58%	1.58%		0.93%	0.93%	138.15%
(0.18)	12.69	25.69%	28,143	1.56%	1.56%		1.61%	1.61%	89.78%
(0.14)	10.27	(19.90)%	28,095	1.54%	1.54%		1.40%	1.40%	51.94%
(0.11)	12.95	6.40%	48,547	1.58%	1.58%		1.48%	1.48%	105.08%
(0.31)	12.28	(4.13)%	56,681	1.57%	1.57%		1.52%	1.52%	129.97%

(0.07)	14.50	16.89%	77	12.20%	2.55	%(b)	(9.67)%	(0.02)%	138.15%
(0.05)	12.47	24.46%	65	21.20%	2.55	%(b)	(18.00)%	0.65%	89.78%
(0.07)	10.07	(20.73)%	59	19.88%	2.52	%(b)	(16.84)%	0.52%	51.94%
(0.03)	12.77	5.37%	71	40.14%	2.55	%(b)	(36.86)%	0.73%	105.08%
(0.24)	12.15	(5.04)%	22	75.12%	2.57	%(b)	(71.83)%	0.72%	129.97%

(0.15)	14.81	17.82%	163	7.00%	1.80	%(b)	(4.52)%	0.68%	138.15%
(0.14)	12.71	25.26%	101	13.30%	1.80	%(b)	(10.23)%	1.27%	89.78%
(0.13)	10.28	(20.04)%	105	11.29%	1.80	%(b)	(8.20)%	1.29%	51.94%
(0.07)	12.98	6.16%	150	17.22%	1.80	%(b)	(14.22)%	1.21%	105.08%
(0.21)	12.30	(4.32)%	159	11.15%	1.82	%(b)	(8.08)%	1.25%	129.97%

FINANCIAL HIGHLIGHTS	43

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from Return of Capital
ICON International Equity Fund
Class S**
Year ended September 30, 2013	$11.05	$0.07	$0.74	$0.81	$– (c)	$(0.05)
Year ended September 30, 2012	9.22	0.16	1.78	1.94	(0.11)	-
Year ended September 30, 2011	12.11	0.14	(2.95)	(2.81)	(0.08)	-
Year ended September 30, 2010	11.13	0.13	1.06	1.19	(0.21)	-
Year ended September 30, 2009	10.87	0.11	0.35	0.46	(0.20)	-
Class C
Year ended September 30, 2013	10.26	(0.04)	0.67	0.63	-	-
Year ended September 30, 2012	8.56	(0.02)	1.72	1.70	-	-
Year ended September 30, 2011	11.30	– (c)	(2.74)	(2.74)	-	-
Year ended September 30, 2010	10.40	(0.01)	1.01	1.00	(0.10)	-
Year ended September 30, 2009	10.10	– (c)	0.36	0.36	(0.06)	-
Class A***
Year ended September 30, 2013	10.99	0.04	0.73	0.77	– (c)	(0.01)
Year ended September 30, 2012	9.16	0.11	1.77	1.88	(0.05)	-
Year ended September 30, 2011	12.04	0.10	(2.94)	(2.84)	(0.04)	-
Year ended September 30, 2010	11.07	0.08	1.06	1.14	(0.17)	-
Year ended September 30, 2009	10.78	0.06	0.37	0.43	(0.14)	-

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
**	Class S shares were formerly named Class Z shares prior to January 23, 2012.
***	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(a)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than a year.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(c)	Amount less than $0.005.
(d)	The ratio of expenses to average net assets after the contractual expense limitation and voluntary expense waiver and transfer agent earnings credit is 1.25%, 2.52% and 1.76% for Class S, C and A, respectively.
(e)	The ratio of net investment income/loss to average net assets after the contractual expense limitation and voluntary expense waiver and transfer agent earnings credit is 1.25%, (0.01%) and 0.74% for Class S, C, and A, respectively.

The accompanying notes are an integral part of the financial statements.

44	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits(b)		Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits		Portfolio turnover rate(a)

$(0.05)	$11.81	7.33%	$42,105	1.45%	1.45%		0.65%	0.65%		137.83%
(0.11)	11.05	21.19%	56,152	1.39%	1.39%		1.47%	1.47%		121.82%
(0.08)	9.22	(23.38)%	6,826	1.45%	1.45%		1.12%	1.12%		91.46%
(0.21)	12.11	10.87%	12,806	1.43%	1.36%		1.06%	1.12%		111.29%
(0.20)	11.13	5.16%	29,437	1.43%	1.25	%(d)	1.07%	1.25	%(e)	182.73%

-	10.89	6.14%	5,657	2.77%	2.56%		(0.63)%	(0.42)%		137.83%
-	10.26	19.86%	6,773	2.72%	2.55%		(0.41)%	(0.24)%		121.82%
-	8.56	(24.25)%	8,050	2.64%	2.55%		(0.11)%	(0.02)%		91.46%
(0.10)	11.30	9.65%	13,990	2.69%	2.55%		(0.21)%	(0.07)%		111.29%
(0.06)	10.40	3.79%	15,774	2.64%	2.55	%(d)	(0.13)%	(0.04	)%(e)	182.73%

(0.01)	11.75	7.03%	5,043	2.19%	1.81%		(0.06)%	0.32%		137.83%
(0.05)	10.99	20.61%	6,309	2.01%	1.80%		0.85%	1.06%		121.82%
(0.04)	9.16	(23.65)%	2,640	2.03%	1.80%		0.56%	0.79%		91.46%
(0.17)	12.04	10.38%	5,358	2.16%	1.80%		0.33%	0.68%		111.29%
(0.14)	11.07	4.65%	5,214	2.08%	1.80	%(d)	0.42%	0.70	%(e)	182.73%

FINANCIAL HIGHLIGHTS	45

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

1.  Organization

The ICON Asia-Pacific Region Fund (“Asia-Pacific Region Fund”), ICON Europe Fund (“Europe Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund offers three classes of shares: Class S, Class C and Class A. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently fifteen other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Asia-Pacific Region Fund and the Europe Fund primarily invest in companies whose principal business activities fall within specific regions. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity, and small market share.

46	NOTES TO FINANCIAL STATEMENTS

The Europe Fund has a significant weighting in France which may cause the Fund’s performance to be susceptible to economic, business and/or other developments that may affect that country.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not in the Funds’ judgment reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the

NOTES TO FINANCIAL STATEMENTS	47

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

48	NOTES TO FINANCIAL STATEMENTS

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2013:

	Level 1	Level 2	Level 3		Total
ICON Asia-Pacific Region Fund*
Assets
Common Stocks
Japan	$-	$5,818,523	$-		$5,818,523
Australia	-	4,972,304	-		4,972,304
Thailand	-	4,149,641	-		4,149,641
South Korea	621,506	2,630,403	-		3,251,909
India	-	1,965,927	-		1,965,927
Hong Kong	-	1,932,719	0	**	1,932,719
Singapore	-	1,823,646	-		1,823,646
Indonesia	-	1,615,956	-		1,615,956
China	869,008	678,543	-		1,547,551
Other Countries	-	1,367,480	-		1,367,480
Collateral for Securities on Loan	-	3,033,965	-		3,033,965
Short-Term Investments	-	1,711,778	-		1,711,778

Total	$1,490,514	$31,700,885	$0		$33,191,399

NOTES TO FINANCIAL STATEMENTS	49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Level 1	Level 2	Level 3		Total
ICON Europe Fund*
Assets
Common Stocks
France	$309,965	$9,105,792	$-		$9,415,757
Germany	41,733	6,962,390	-		7,004,123
United Kingdom	-	4,666,982	-		4,666,982
Denmark	-	3,201,919	-		3,201,919
Switzerland	95,494	1,594,669	-		1,690,163
Other Countries	139,913	5,152,938	-		5,292,851
Preferred Stocks
Germany	-	950,322	-		950,322
Short-Term Investments	-	1,014,308	-		1,014,308

Total	$587,105	$32,649,320	$-		$33,236,425

ICON International Equity Fund*
Assets
Common Stocks
France	$-	$8,514,952	$-		$8,514,952
Germany	49,761	5,911,838	-		5,961,599
South Korea	1,174,889	3,739,884	-		4,914,773
Japan	-	3,939,025	-		3,939,025
United Kingdom	-	3,640,082	-		3,640,082
Canada	3,090,497	-	-		3,090,497
Denmark	-	3,027,382	-		3,027,382
Thailand	-	2,915,371	-		2,915,371
Singapore	-	2,791,334	-		2,791,334
Hong Kong	-	665,388	0	**	665,388
Other Countries	525,796	8,338,184	-		8,863,980
Preferred Stocks
Germany	-	301,320	-		301,320
Collateral for Securities on Loan	-	1,769,478	-		1,769,478
Short-Term Investments	-	2,743,691	-		2,743,691

Total	$4,840,943	$48,297,929	$0		$53,138,872

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Country Composition tables for additional security details.

**	Chaoda Modern Agriculture Holdings, Ltd. is illiquid and valued with a zero market value for the year ended September 30, 2013.

There were no significant Level 3 securities held in any of the Funds at September 30, 2013.

50	NOTES TO FINANCIAL STATEMENTS

For the ICON Asia Pacific Region Fund, common stocks valued at $621,506 were transferred from Level 2 to Level 1 during the year ended September 30, 2013. At September 30, 2012, these securities were valued using quoted market prices in active markets with fair value adjustment factors; at September 30, 2013, these securities were valued using quoted market prices in active markets without using fair value adjustment factors.

For the ICON Europe Fund, there was no significant transfer activity between Level 1 and Level 2.

For the ICON International Equity Fund, common stocks valued at $1,174,889 were transferred from Level 2 to Level 1 during the year ended September 30, 2013. At September 30, 2012, these securities were valued using quoted market prices in active markets with fair value adjustment factors; at September 30, 2013, these securities were valued using quoted market prices in active markets without using fair value adjustment factors.

The end of year timing recognition is used for the transfers between levels of the Fund’s assets and liabilities.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2013 for the Asia-Pacific Region Fund and the International Equity Fund, is as follows:

Common Stocks Hong Kong
ICON Asia-Pacific Region Fund
Beginning balance 9/30/12	$57,841
Purchases	-
Sales	-
Accrued discounts/(premiums)	-
Total realized gains/(losses)	-
Total change in unrealized appreciation/(depreciation)	(57,841)
Transfers in to Level 3	-
Transfers out of Level 3	-

Ending balance 9/30/13	$-

Net change in unrealized appreciation/(depreciation) on investments held at 9/30/13	$(57,841)

NOTES TO FINANCIAL STATEMENTS	51

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Common Stocks Hong Kong
ICON International Equity Fund
Beginning balance 9/30/12	$151,454
Purchases	-
Sales	-
Accrued discounts/(premiums)	-
Total realized gains/(losses)	-
Total change in unrealized appreciation/(depreciation)	(151,454)
Transfers in to Level 3	-
Transfers out of Level 3	-

Ending balance 9/30/13	$-

Net change in unrealized appreciation/(depreciation) on investments held at 9/30/13	$(151,454)

Net realized gain/(loss) and net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

52	NOTES TO FINANCIAL STATEMENTS

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds may use forward foreign currency contracts to manage foreign currency exposure with respect to transactional hedging, positional hedging, cross hedging and proxy hedging.

These contracts involve market risk and do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Funds could be exposed to risk if the value of the currency changes unfavorably. Additionally, the Funds could be exposed to counterparty risk if the counterparties are unable to meet the terms of the contracts.

These contracts are marked-to-market daily. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statement of Operations. At September 30, 2013, the Asia-Pacific Region Fund, Europe Fund and International Equity Fund had no outstanding forward foreign currency contracts.

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Forward foreign exchange contracts
Foreign exchange risk
ICON Europe Fund	Net realized gain/(loss) from	$(86,922)
ICON International Equity Fund	foreign currency transactions	(103,166)

NOTES TO FINANCIAL STATEMENTS	53

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Forward foreign exchange contracts
Foreign exchange risk	Change in unrealized net
	appreciation/(depreciation) on
ICON Europe Fund	foreign currency transactions	$51,922
ICON International Equity Fund		66,766

The number of foreign currency contracts opened during the year ended September 30, 2013 for the Europe Fund and the International Equity Fund were 3 and 3, respectively.

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral.

54	NOTES TO FINANCIAL STATEMENTS

The net securities lending income earned by the Funds for the year ended September 30, 2013, is included in the Statement of Operations.

For the year ended September 30, 2013, the following Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
ICON Asia-Pacific Region Fund	$2,882,572	$3,033,965
ICON International Equity Fund	1,633,779	1,769,478

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2013. It may also include collateral received from the pre-funding of loans.

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no

NOTES TO FINANCIAL STATEMENTS	55

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

56	NOTES TO FINANCIAL STATEMENTS

Below are the class level expenses that are included on the Statement of Operations:

Fund	Legal Expense	Printing and Postage Expense	Transfer Agent Expense
ICON Asia-Pacific Region Fund
Class S	$2,063	$14,915	$51,828
Class C	48	507	2,626
Class A	36	608	2,129
ICON Europe Fund
Class S	2,348	14,434	38,799
Class C	7	266	919
Class A	11	312	1,194
ICON International Equity Fund
Class S	3,677	16,767	47,692
Class C	455	2,942	16,732
Class A	397	3,096	22,983

3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets.

ICON Advisers has contractually agreed to limit the Funds’ operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Asia-Pacific Region Fund	-	2.55%	1.80%
ICON Europe Fund	-	2.55%	1.80%
ICON International Equity Fund	1.55%	2.55%	1.80%

The Funds’ expense limitations will continue in effect until at least January 31, 2021. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

NOTES TO FINANCIAL STATEMENTS	57

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of September 30, 2013 the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2014	2015	2016
ICON Asia-Pacific Region Fund	$31,078	$22,319	$18,421
ICON Europe Fund	29,163	23,519	15,332
ICON International Equity Fund	11,377	25,950	33,867

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the fund accounting agent for the Funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction Cusip charges and out-of-pocket expenses. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2013, each Fund’s payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

58	NOTES TO FINANCIAL STATEMENTS

ICON Advisers has a sub-administration agreement under which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual distribution and service fee of 1.00% of average daily net assets. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans by the Funds, if any, is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid $120,000 of the CCO’s salary and the remaining portion is paid by ICON Advisers. For the year ended September 30, 2013, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

The Fund may reimburse ICON Advisers for legal work performed for the Fund by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the year ended September 30, 2013, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

4.  Borrowings

The Trust has entered into a Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing is limited to $150 million. Effective March 25, 2013, interest on domestic borrowings is charged at a rate quoted and determined

NOTES TO FINANCIAL STATEMENTS	59

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

by State Street. Prior to March 25, 2013, interest on domestic borrowings was charged at the higher of the Federal Funds Rate effective on that day and the Overnight LIBOR Rate effective on that day plus 1.25%. The average interest rate charged for the year ended September 30, 2013 was 1.38%.

For the year ended September 30, 2013 the average outstanding loan by Fund was as follows:

Fund*	Average Borrowing (10/1/12-9/30/13)
ICON Asia-Pacific Region Fund	$56,313
ICON Europe Fund	1,536
ICON International Equity Fund	158,003

*	There were no outstanding loans at September 30, 2013.

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Asia-Pacific Region Fund	$21,458,786	$36,300,064
ICON Europe Fund	40,473,921	40,716,546
ICON International Equity Fund	81,148,319	106,113,153

6.  Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, and net investment losses.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused.

60	NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2013 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Asia-Pacific Region Fund	$9,482,596	2017
	619,899	Unlimited
ICON Europe Fund	23,659,246	2017
	26,614,409	2018
ICON International Equity Fund	53,195,839	2017
	27,012,993	2018
	10,856,071	Unlimited

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2013 the following Funds utilized capital loss carryforwards:

Fund	Amount
ICON Europe Fund	$1,387,041

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2013, were as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Return of Capital	Total Distributions Paid
ICON Asia-Pacific Region Fund	$271,232	$-	$271,232
ICON Europe Fund	336,959	-	336,959
ICON International Equity Fund	9,994	229,699	239,693

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2012, were as follows:

Fund	Distributions Paid from Ordinary Income	Total Distributions Paid
ICON Asia-Pacific Region Fund	$217,338	$217,338
ICON Europe Fund	460,666	460,666
ICON International Equity Fund	686,711	686,711

NOTES TO FINANCIAL STATEMENTS	61

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Late Year Loss Deferral**	Capital Loss Carryover	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
ICON Asia-Pacific Region Fund	$60,794	$-	$(10,102,495)	$2,199,655	$(7,842,046)
ICON Europe Fund	163,067	-	(50,273,655)	3,164,517	(46,946,071)
ICON International Equity Fund	-	-	(91,064,903)	2,479,483	(88,585,420)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

**	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

As of September 30, 2013, cost of investments for federal income tax purposes and the amounts of gross and net unrealized appreciation/(depreciation) were as follows:

Fund	Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation/ (Depreciation)
ICON Asia-Pacific Region Fund	$30,969,583	$4,466,980	$(2,245,164)	$2,221,816
ICON Europe Fund	30,072,609	3,595,285	(431,469)	3,163,816
ICON International Equity Fund	50,630,443	5,578,383	(3,069,954)	2,508,429

7.  Accounting Pronouncement

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an

62	NOTES TO FINANCIAL STATEMENTS

enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require adjustments to or disclosure in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	63

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Asia-Pacific Region Fund, ICON Europe Fund, and ICON International Equity Fund (three of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 19, 2013

64	REPORT OF ACCOUNTING FIRM

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2013 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/13 – 9/30/13).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

EXPENSE EXAMPLE	65

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expense Paid During Period 4/1/13 - 9/30/13*	Annualized Expense Ratio 4/1/13 - 9/30/13*
Actual Expenses
ICON Asia-Pacific Region Fund
Class S	$1,000	$1,001.50	$8.58	1.71%
Class C	1,000	997.70	12.82	2.56%
Class A	1,000	1,000.70	9.08	1.81%
ICON Europe Fund
Class S	1,000	1,077.90	8.39	1.61%
Class C	1,000	1,073.30	13.25	2.55%
Class A	1,000	1,077.10	9.37	1.80%
ICON International Equity Fund
Class S	1,000	1,011.10	7.61	1.51%
Class C	1,000	1,005.50	12.82	2.55%
Class A	1,000	1,009.50	9.07	1.80%
Hypothetical (assuming a 5% return before expenses)
ICON Asia-Pacific Region Fund
Class S	1,000	1,016.50	8.64
Class C	1,000	1,012.23	12.91
Class A	1,000	1,015.99	9.15
ICON Europe Fund
Class S	1,000	1,017.00	8.14
Class C	1,000	1,012.28	12.86
Class A	1,000	1,016.04	9.10
ICON International Equity Fund
Class S	1,000	1,017.50	7.64
Class C	1,000	1,012.28	12.86
Class A	1,000	1,016.04	9.10

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

66	EXPENSE EXAMPLE

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 18 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 62, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 63. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to present) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to present). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

John C. Pomeroy, Jr., 66. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director

TRUSTEES AND OFFICERS	67

of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 65. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 62, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 60. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 40. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission (2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

68	TRUSTEES AND OFFICERS

OTHER INFORMATION (UNAUDITED)

Renewal of Investment Advisory Agreement

On August 19, 2013 the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2013.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, was provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2013. The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including, in particular, expense limitation agreements dated January 22, 2013 and May 1, 2005 (for the International Equity Fund).

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements and Administrative Services Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Strategic Insights related to Fund performance and Fund expenses (the “SI report”). The data also included an analysis of the management style to be applied and the style applied to the Funds’ ratings of the Funds’ performance in their management style on the AthenaInvest system (the “AthenaInvest data”) and a presentation on the Adviser’s investment model.

Management personnel discussed the data for and with the Board. Included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense

OTHER INFORMATION	69

reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; current quality control procedures in place to show consistency in the management of the investment model, modification to the investment model, and staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. Prior to acting on the proposed contract renewals, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Board received materials from legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI report and the AthenaInvest data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. During the discussion on performance, management personnel noted that the markets continue to experience volatility and that when the markets are volatile, it affects ICON’s performance; during the last three – four years ICON’s style of management, intrinsic valuation, has not been in favor. The Trustees noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is quite positive, but in relation to other strategy managers, valuation is underperforming. The Board believes this information supports the view that an active valuation manager is in a very difficult setting and indicates this setting has been particularly difficult for managers

70	OTHER INFORMATION

buying what they consider to be value stocks. Management noted that the ICON system is designed to handle one to two year industry themes, not ones averaging 14 weeks; and that the Adviser has stuck to its system as specified in Fund disclosure documents, holding the stocks and industries that appear inexpensive in relation to ICON’s calculating of value and ridden through the volatility.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has added a new level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Director of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings. Management also advised that part of his responsibilities require him to evaluate the ICON system and that this effort has resulted in improvements to the ICON methodology, when necessary.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B.  That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, as evidenced in part by the AthenaInvest data (ratings based on an assessment of fund strategy), the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C.  That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D.  That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews

OTHER INFORMATION	71

with selected PMs, is satisfied with the research and portfolio management, that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services constantly, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E.  The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed significantly reduced asset levels in each Fund covered by the Advisory Agreements due to the relative poor Fund performance, and the industry wide net-redemptions in equity and actively managed funds due to the uncertainty of the markets. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the

72	OTHER INFORMATION

Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI report. It was noted that SI was selected at the May Board meeting to prepare its report, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.  the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.  expense ratios for 10 of the 18 Funds are above median, and 2 are below the median;

C.  in 16 of the 18 Funds, the assets under management are significantly below either the average or the median. SI did not provide an analysis of fund expense on an asset weighted basis. Such an analysis is very subjective and uncertain because it would require the Adviser to make a number of assumptions, which the Adviser’s management was uncomfortable in making due to the unreliability of the assumptions. It was, however, noted that when the fund size approaches peer group averages the Funds expenses also approach peer group averages.;

D.  ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

E.  ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according

OTHER INFORMATION	73

to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, with its performance being what it is, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services appears to be consistent with such fees in other fund groups. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Information

For corporate shareholders, none of the total ordinary income dividends paid during the fiscal year ended September 30, 2013, qualified for the corporate

74	OTHER INFORMATION

dividends received deduction. For the fiscal year ended September 30, 2013, the following funds paid qualified dividend income:

Fund	Amount
ICON Asia-Pacific Region Fund	100%
ICON Europe Fund	100%
ICON International Equity Fund	4.17%

The Funds had no long-term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology.

OTHER INFORMATION	75

This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

76	OTHER INFORMATION

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ income and transaction history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

FUNDS PRIVACY INFORMATION	77

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■ open an account or enter into an investment advisory contract

■ provide account information or give us your contact information

■ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

78	FUNDS PRIVACY INFORMATION

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2013 ANNUAL REPORT

ICON SECTOR FUNDS

INVESTMENT UPDATE

ICON Consumer Discretionary Fund

ICON Consumer Staples Fund

ICON Energy Fund

ICON Financial Fund

ICON Healthcare Fund

ICON Industrials Fund

ICON Information Technology Fund

ICON Materials Fund

ICON Utilities Fund

1-800-764-0442 | www.iconfunds.com

AR-SECT-13-W37523

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442     •     www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2013 are included in each Fund’s Schedule of Investments.

According to ICON, value investing is an analytical approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio (“V/P”) is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation

2	ABOUT THIS REPORT

methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public or assumptions based on such information supplied; interest rates; bond yields; future earnings growth rates; the risks noted in this Report and other factors beyond the control of our investment team but used by the investment team to influence their assumptions. Therefore, actual outcomes may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

ABOUT THIS REPORT	3

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging the Funds’ performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•

The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

•	The unmanaged NASDAQ Composite (“NASDAQ”) Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

•

Total returns for the S&P 1500 Consumer Discretionary Index and the S&P 1500 Industrials Index include the reinvestment of dividends and capital gain distributions beginning January 1, 2002. Index returns with reinvested dividends and distributions are unavailable prior to that date.

Index returns and statistical data included in this Report are provided by FactSet Research Systems.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	ABOUT THIS REPORT

MANAGEMENT OVERVIEW (UNAUDITED) ICON CONSUMER DISCRETIONARY FUND	Class S Class C Class A	ICCCX ICCEX ICCAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Consumer Discretionary Fund Class S returned 22.91% for the fiscal year ended September 30, 2013, while the benchmark S&P 1500 Consumer Discretionary Index rose 31.89%. The broad market S&P Composite 1500 Index gained 20.43%. Total returns for other periods and additional Class shares as of September 30, 2013, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	Although economic growth was relatively moderate, U.S. gross domestic product did rise and the Federal Reserve continued its loose monetary policy. The loose monetary policy kept interest rates low and helped create a relatively strong housing market during the period. In the early spring 2013, 30-year fixed rate mortgages were at about 3.5% down from 6.5% in the fall of 2008. Homebuyers took advantage of the low rates and U.S. existing home sales rose steadily to levels not seen since November of 2009. Housing prices also increased sharply. From a broader perspective, earnings in the sector were positive, also supportive of the move higher in this area of the market.

The moderate economic growth, low interest rate environment and rising stock market appeared to help steady consumer confidence over the period. The Consumer Board Confidence Index, a measure of respondents’ attitude toward future economic conditions rose sharply over the period. The Index started the year at 68.4 and ended at a value of 79.7, more than a 16% increase. The Index was also well above its three year low of 40.9 reached on October of 2011 and its all-time low of 25.3 reached on February of 2009 just before the market began its turnaround.

At the start of this fiscal period, our valuation model indicated that there was significant value in the market and the Consumer Discretionary sector. Our model provides us with an estimate of the intrinsic value of a stock, which can then be compared to where it is trading in the market. As we entered the beginning of the fiscal year, the model provided us with a reasonable degree of confidence that Consumer Discretionary stocks were trading below our measure of intrinsic value. While macroeconomic conditions were showing signs of stability and the

MANAGEMENT OVERVIEW	5

housing market was recovering sharply, it was our estimate of value that guided our investment decisions. We maintained low levels of cash over the fiscal year consistent with our model’s indication of value in the sector.

Q.	How did the Fund’s composition affect performance?

A.	While this Fund did lag its benchmark for the period, we were able to participate in some of the gains in the sector. Our disciplined approach to constructing and managing this Fund is based on our valuation estimates. The model indicated industries within the sector where there may be the most upside potential and we tilted towards them. In breaking down this Fund’s performance, we will focus on those industries that had the most significant impact on benchmark relative performance.

Two large overweight industries had a large positive impact on benchmark relative performance: footwear and housewares & specialties. The average weight of the footwear industry in this Fund was about 7.1% over the period. This compares to its average benchmark weight over the period of approximately 2.6%. This industry significantly outperformed the sector as a whole. In the housewares & specialties industry, this Fund held an average position of about 6.8% vs. about 0.9% for the benchmark. This industry also outperformed the Consumer Discretionary sector and was another major contributor to positive benchmark-relative performance. A large underweight position in the restaurant industry also provided positive performance relative to this Fund’s benchmark. This Fund held almost no position in this industry – about 1.3% for the period – while the benchmark weight was about 11.4% on average over the fiscal year. This industry significantly underperformed the benchmark leading to benchmark-relative gains.

On the flipside, a few of the industries that negatively impacted benchmark-relative performance were homebuilding, apparel accessories & luxury goods and internet retail. Despite the fact that the homebuilding industry was in a strong growth mode, stocks did not follow suit. The average return of a homebuilding stock in the sector index was about 4.0% for the fiscal year, well below the sector return of 31.9%. We held only a small position in this industry of about 3.6% for the period, slightly higher than the average benchmark weight of approximately 1.9%, but the dramatic underperformance of the group translated into significant negative benchmark relative performance for this Fund. This Fund held an overweight position in the apparel accessories & luxury goods industry of about 7.2% versus 4.0% for the benchmark, and this group underperformed the sector benchmark. This Fund’s position in the internet retail industry also detracted from benchmark relative

6	MANAGEMENT OVERVIEW

performance. We held almost no position in this industry and it comprised approximately 8.3% of the benchmark and outperformed the sector benchmark index.

Q.	What is your investment outlook for the Consumer Discretionary sector?

A.	At the close of the fiscal year, our model suggests the Consumer Discretionary sector is about fairly valued. However, at the industry level there are still opportunities according to our calculation of value. We believe, for example, that the specialty stores industry is among the most undervalued in the sector and we continue to maintain a significant overweight position there. Guided by our valuation methodology, we will attempt to capture additional opportunities as they may present themselves over the course of the next year. From ICON’s perspective, however, our belief that the sector does not have much upside potential is a function of our value based bottom-up investment process.

ICON Consumer Discretionary Fund

Sector Composition

September 30, 2013

Consumer Discretionary	82.0%

82.0%

Percentages are based upon common stocks as a percentage of net assets.

ICON Consumer Discretionary Fund

Industry Composition

September 30, 2013

Specialty Stores	19.6%
Movies & Entertainment	8.3%
Apparel Retail	8.2%
Apparel, Accessories & Luxury Goods	7.2%
Housewares & Specialties	7.0%
Footwear	5.6%
Broadcasting	5.4%
Internet Retail	3.8%
Homebuilding	3.5%
Cable & Satellite	3.3%
Home Improvement Retail	3.2%
General Merchandise Stores	2.1%
Automotive Retail	1.5%
Restaurants	1.3%
Department Stores	1.2%
Leisure Products	0.8%

82.0%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	7

ICON Consumer Discretionary Fund Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Discretionary Fund - Class S	7/9/97	22.91%	16.01%	7.51%	5.78%	1.40%	1.40%
ICON Consumer Discretionary Fund - Class C	9/30/10	21.43%	N/A	N/A	21.03%	6.01%	2.75%
ICON Consumer Discretionary Fund - Class A	9/30/10	22.42%	N/A	N/A	21.61%	1.78%	1.78%
ICON Consumer Discretionary Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	15.38%	N/A	N/A	19.25%	1.78%	1.78%
S&P 1500 Consumer Discretionary Index		31.89%	18.74%	9.76%	8.24%	N/A	N/A
S&P Composite 1500 Index		20.43%	10.35%	7.97%	6.26%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

8	MANAGEMENT OVERVIEW

ICON Consumer Discretionary Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	9

ICON CONSUMER DISCRETIONARY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value

Common Stocks (82.0%)
1,600	AutoZone, Inc.†	$676,368
18,300	Comcast Corp., Class A	826,245
13,500	Dick’s Sporting Goods, Inc.	720,630
11,100	DIRECTV†	663,225
25,000	Discovery Communications, Inc., Class A†	2,110,500
16,700	Dollar Tree, Inc.†	954,572
6,400	Expedia, Inc.	331,456
20,400	Genesco, Inc.†	1,337,832
31,100	Hibbett Sports, Inc.†(a)	1,746,265
18,900	Home Depot, Inc.	1,433,565
34,950	Jarden Corp.†	1,691,580
8,800	MDC Holdings, Inc.	264,088
30,740	Nike, Inc., Class B	2,232,954
10,000	Nordstrom, Inc.	562,000
3,600	Panera Bread Co., Class A†	570,708
33,400	PetSmart, Inc.	2,547,084
2,800	Polaris Industries, Inc.	361,704
1,400	priceline.com, Inc.†	1,415,330
14,800	PulteGroup, Inc.	244,200
11,800	PVH Corp.	1,400,542
8,600	Ralph Lauren Corp.	1,416,678
32,400	Ross Stores, Inc.	2,358,720
15,000	Ryland Group, Inc.	608,100

Shares or Principal Amount		Value

4,100	Scripps Networks Interactive, Inc., Class A	$320,251
14,900	Tiffany & Co.	1,141,638
14,100	Toll Brothers, Inc.†	457,263
39,400	Tractor Supply Co.	2,646,498
16,600	Tupperware Brands Corp.	1,433,742
2,200	V.F. Corp.	437,910
58,200	Walt Disney Co.	3,753,318
4,900	Wolverine World Wide, Inc.	285,327

Total Common Stocks (Cost $31,608,889)		36,950,293
Collateral for Securities on Loan (3.8%)
1,691,451	State Street Navigator Prime Portfolio, 0.17%	1,691,451

Total Collateral for Securities on Loan (Cost $1,691,451)		1,691,451
Short-Term Investments (16.9%)
$7,639,702	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	7,639,702

Total Short-Term Investments (Cost $7,639,702)		7,639,702
Total Investments 102.7% (Cost $40,940,042)		46,281,446
Liabilities Less Other Assets (2.7)%		(1,226,380)

Net Assets 100.0%		$45,055,066

10	SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2013.

MANAGEMENT OVERVIEW (UNAUDITED) ICON CONSUMER STAPLES FUND	Class S Class C Class A	ICLEX ICLCX ICRAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Consumer Staples Fund Class S returned 11.75% for the fiscal year ended September 30, 2013, while its sector-specific benchmark, the S&P 1500 Consumer Staples Index rose 15.17%. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The fiscal year was marked by tepid growth in the U.S. economy and a relatively high unemployment rate. The unemployment rate started the fiscal year at 7.8% and ended the period at about 7.3%. The Federal Reserve continued its quantitative easing program to hold interest rates down in an effort to sustain economic growth. The Federal Reserve’s efforts did appear to ignite growth in the housing market. With mortgage rates holding at historical lows, buyers took advantage of the opportunity spurring growth in home sales and prices. The stock market continued its strong rally that began back in March of 2009 as economic conditions improved, albeit at a slow pace.

The market rally was broad with nine of the ten sectors in the S&P Composite 1500 Index posting gains. Two of the most economically sensitive sectors led the market higher: Consumer Discretionary and Industrials; while two of the least economically sensitive sectors, Utilities and Telecommunication Services finished ninth and tenth in fiscal year returns respectively. For some perspective, the Consumer Discretionary sector was up the most over the period posting a total return of 31.89%. At the other end of the spectrum, the Telecommunication Services sector was the worst performer posting a negative total return of 0.47%. The Consumer Staples sector was in the middle of the pack gaining 15.16% for the year. It appeared that with the economy slightly improving and low interest rates making housing more affordable; investors had more of an appetite for the economically sensitive sectors that generally carry more risk than a defensive one such as Consumer Staples. The beta (a measure of volatility, or systematic risk, in comparison to the S&P Composite 1500 Index) for the Consumer Discretionary sector was 1.13, while the beta for the Consumer Staples sector was 0.81.

As we entered fiscal year 2013, ICON’s valuation model indicated upside potential both in the market and in the Consumer Staples sector. As a

MANAGEMENT OVERVIEW	11

result, we did not hold significant amounts of cash in this Fund. This decision was not based on a top down macroeconomic analysis, but rather based on our bottom-up value based investment methodology.

Q.	How did the Fund’s composition affect performance?

A.	There were industry positions within this Fund that had a positive impact on benchmark relative performance during the fiscal year. Of the 12 industries we track in the sector, positions in household products and tobacco resulted in strong benchmark relative performance. This Fund maintained a significant underweight position in household products over the period. The average weight of the group in this Fund was about 14.0%. The benchmark weight was approximately 20.5%. This group lagged the benchmark. Holdings in tobacco stocks also had a positive impact on benchmark relative performance. The combined weight of these stocks was about 22.7% in this Fund versus approximately 16.1% in the benchmark. Select tobacco industry holdings contributed to positive benchmark relative performance.

While active stock selection benefited this Fund’s performance relative to its benchmark and on a total return basis as well, they were not enough to overcome other industry holdings that negatively impacted benchmark relative performance. The industry position that hurt this Fund the most was packaged foods & meats. This Fund held an average weight of about 11.5% in the industry over the period. The group comprised about 16.6% of the benchmark. Because this industry outperformed the sector benchmark, our underweight position detracted from benchmark relative performance. An underweight position in the drug retail industry also detracted from benchmark relative performance. Over the period, this Fund had about a 2.6% position in this industry; the benchmark weight was significantly higher at approximately 6.7%. This too, was an outperforming industry within the sector hurting benchmark relative performance.

Q.	What is your investment outlook for the Consumer Staples sector?

A.	Entering the new fiscal period, our valuation model indicates that there is still value in this sector, but not as much upside potential as was indicated going into last year. Our model also indicates that there are some industries with more upside opportunities than others. Two of those industries are tobacco and agricultural products. This Fund maintains overweight positions in each of them.

We expect the Consumer Staples sector will continue to exhibit moderate returns compared to other more economically sensitive sectors and the

12	MANAGEMENT OVERVIEW

broader market, as it has historically. Still, the so-called recession proof characteristics of the Consumer Staples sector have generally demonstrated less volatility than the broader market and our model suggests there is room for the sector to continue higher over the course of the next twelve months.

ICON Consumer Staples Fund

Sector Composition

September 30, 2013

Consumer Staples	98.9%

98.9%

Percentages are based upon common stocks as a percentage of net assets.

ICON Consumer Staples Fund

Industry Composition

September 30, 2013

Tobacco	25.3%
Hypermarkets & Super Centers	16.0%
Soft Drinks	15.6%
Packaged Foods & Meats	14.9%
Household Products	13.1%
Agricultural Products	6.4%
Distillers & Vintners	5.8%
Other Industries (each less than 1%)	1.8%

98.9%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	13

ICON Consumer Staples Fund Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Staples Fund - Class S	5/9/97	11.75%	10.13%	6.63%	8.23%	1.55%	1.51%
ICON Consumer Staples Fund - Class C	9/30/10	10.69%	N/A	N/A	12.38%	3.33%	2.51%
ICON Consumer Staples Fund - Class A	9/30/10	11.52%	N/A	N/A	13.52%	2.05%	1.77%
ICON Consumer Staples Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	5.15%	N/A	N/A	11.32%	2.05%	1.77%
S&P 1500 Consumer Staples Index		15.17%	11.20%	10.16%	7.53%	N/A	N/A
S&P Composite 1500 Index		20.43%	10.35%	7.97%	6.84%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Staples Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

14	MANAGEMENT OVERVIEW

ICON Consumer Staples Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	15

ICON CONSUMER STAPLES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value

Common Stocks (98.9%)
11,800	Altria Group, Inc.	$405,330
3,900	British American Tobacco PLC, ADR	410,085
25,300	Brown-Forman Corp., Class B	1,723,689
13,100	Bunge, Ltd.	994,421
4,800	Casey’s General Stores, Inc.	352,800
19,900	Church & Dwight Co., Inc.	1,194,995
128,600	Coca-Cola Co.	4,871,368
23,200	Colgate-Palmolive Co.	1,375,760
42,000	ConAgra Foods, Inc.	1,274,280
30,400	Costco Wholesale Corp.	3,499,648
3,900	Diageo PLC, ADR	495,612
4,600	Energizer Holdings, Inc.	419,290
21,700	Ingredion, Inc.	1,435,889
15,800	J.M. Smucker Co.	1,659,632
4,700	Kimberly-Clark Corp.	442,834
37,600	Lorillard, Inc.	1,683,728
23,600	McCormick & Co., Inc.	1,526,920

Shares or Principal Amount		Value

13,800	PepsiCo, Inc.	$1,097,100
58,400	Philip Morris International, Inc.	5,056,856
20,700	Procter & Gamble Co.	1,564,713
43,500	Reynolds American, Inc.	2,121,930
45,300	Tyson Foods, Inc., Class A	1,281,084
5,200	United Natural Foods, Inc.†	349,544
35,700	Wal-Mart Stores, Inc.	2,640,372

Total Common Stocks (Cost $35,716,720)		37,877,880
Short-Term Investments (0.9%)
$338,712	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	338,712

Total Short-Term Investments (Cost $338,712)		338,712
Total Investments 99.8% (Cost $36,055,432)		38,216,592
Other Assets Less Liabilities 0.2%		78,544

Net Assets 100.0%		$38,295,136

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

ADR	American Depositary Receipt

16	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON ENERGY FUND	Class S Class C Class A	ICENX ICEEX ICEAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Energy Fund Class S returned 19.55% for the fiscal year ended September 30, 2013, outperforming its sector-specific benchmark, the S&P 1500 Energy Index, which gained 13.25%. Relative to the broad benchmark, the S&P Composite 1500 Index, which rose 20.43%, the ICON Energy Fund lagged slightly. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Despite high energy commodity pricing over the course of the fiscal year, the Energy sector struggled to keep pace with the broader market as the perception of improving economic conditions led to a broad market rally. During the past fiscal year the average per barrel price of West Texas Intermediate Crude held higher than $95, and yet with this price support the large integrated oil and gas companies’ gains were a meager 2.65% within the S&P 1500 Energy Index. Energy giant Exxon Mobil Corp. declined over 3% during the fiscal year. This lackluster performance is attributed to the lack of production increases at Exxon Mobil Corp. and its increased exposure to the lower profit margin production of natural gas.

Outside of the integrated oil & gas industry, which comprises over 45% of the S&P 1500 Energy Index, there were some strong performing industries. Both oil & gas equipment & services and oil & gas exploration & production industries achieved weighted average returns higher than 20% over the year as efficiencies in oil & gas extraction had led to record U.S. production placing the U.S. as the world’s leading energy producer at the end of this fiscal year.

Q.	How did the Fund’s composition affect performance?

A.

This Fund benefited from strong active bets resulting in performance which exceeded that of the benchmark. Oil & gas equipment & services comprised, on average, about 26% of this Fund during the fiscal year with a heavy tilt towards offshore service providers like Dril-Quip, Inc. and Oceaneering International, Inc. These two companies represent the two largest oil & gas equipment & services weightings in this Fund over the past year. Both positions returned over 50% in this Fund over the course of the fiscal year. The overweight of these two companies was

MANAGEMENT OVERVIEW	17

instrumental in helping this Fund’s oil & gas equipment & services industry holdings outperform the S&P 1500 Energy Index oil & gas equipment & services holdings during this time period.

Additional outperformance came from an overweight position in the oil & gas refining & marketing industry. While the stocks held in this Fund for this industry did not have as strong of returns as the industry specific benchmark, the return was still high enough versus the S&P 1500 Energy Index to lead to a positive contribution to this Fund’s performance. A large underweight position of the integrated oil & gas industry, about 23% in this Fund versus 45% in the benchmark, also contributed positively during the fiscal year as that industry was a notable drag on the energy sector with a weighted average return well below the broad based Energy index.

Q.	What is your investment outlook for the Energy sector?

A.	At the end of the fiscal year the overall market V/P stands at 0.99. As a result we are not anticipating a broad market rally to help lift the energy sector. That being said, ICON’s V/P for the energy sector is at 1.11 and thus has some attractive upside. The oil & gas refining & marketing industry with an average V/P of 1.21 looks particularly attractive under our system from a valuation standpoint. While this industry is currently only slightly overweight in this Fund compared to the benchmark, ICON will monitor the industry valuations to potentially increase the oil & gas refining & marketing weight, assuming valuations remain attractive.

ICON Energy Fund

Sector Composition

September 30, 2013

Energy	92.3%
Utilities	3.2%

95.5%

Percentages are based upon common stocks as a percentage of net assets.

ICON Energy Fund

Industry Composition

September 30, 2013

Integrated Oil & Gas	28.7%
Oil & Gas Equipment & Services	25.9%
Oil & Gas Exploration & Production	21.5%
Oil & Gas Refining & Marketing	8.0%
Oil & Gas Drilling	6.9%
Gas Utilities	2.4%
Coal & Consumable Fuels	1.3%
Multi-Utilities	0.8%

95.5%

Percentages are based upon common stocks as a percentage of net assets.

18	MANAGEMENT OVERVIEW

ICON Energy Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Energy Fund - Class S	11/5/97	19.55%	7.04%	15.23%	12.23%	1.23%	1.23%
ICON Energy Fund - Class C	9/30/10	18.30%	N/A	N/A	11.50%	2.36%	2.36%
ICON Energy Fund - Class A	9/30/10	19.21%	N/A	N/A	12.37%	1.55%	1.55%
ICON Energy Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	12.34%	N/A	N/A	10.17%	1.55%	1.55%
S&P 1500 Energy Index		13.25%	6.67%	14.37%	9.62%	N/A	N/A
S&P Composite 1500 Index		20.43%	10.35%	7.97%	6.04%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	19

ICON Energy Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

20	MANAGEMENT OVERVIEW

ICON ENERGY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value
Common Stocks (95.5%)
91,600	Alliance Resource Partners L.P.	$6,790,308
93,600	Anadarko Petroleum Corp.	8,703,864
201,500	Atmos Energy Corp.	8,581,885
396,300	Atwood Oceanics, Inc.†	21,812,352
231,800	Cameron International Corp.†	13,530,166
501,900	Chevron Corp.	60,980,850
150,600	Cimarex Energy Co.	14,517,840
199,600	CMS Energy Corp.	5,253,472
72,700	CNOOC, Ltd., ADR	14,670,860
495,200	ConocoPhillips	34,421,352
111,400	Core Laboratories NV	18,849,994
394,600	Denbury Resources, Inc.†	7,264,586
102,100	Dresser-Rand Group, Inc.†	6,371,040
251,400	Dril-Quip, Inc.†	28,848,150
251,300	Ensco PLC, Class A	13,507,375
1,125,400	Exxon Mobil Corp.	96,829,416
477,500	FMC Technologies, Inc.†	26,463,050
410,300	Halliburton Co.	19,755,945
184,500	Laclede Group, Inc.	8,302,500
146,600	LUKOIL OAO, ADR	9,317,896
130,400	Marathon Petroleum Corp.	8,387,328
95,200	National Oilwell Varco, Inc.	7,436,072
351,100	Noble Corp.	13,261,047
306,800	Noble Energy, Inc.	20,558,668
458,700	Oceaneering International, Inc.	37,264,788
143,500	Oil States International, Inc.†	14,846,510

Shares or Principal Amount		Value
99,400	Peabody Energy Corp.	$1,714,650
253,850	Phillips 66	14,677,607
48,900	Pioneer Natural Resources Co.	9,232,320
493,100	Rosetta Resources, Inc.†	26,854,226
331,100	RPC, Inc.(a)	5,122,117
794,100	Southwestern Energy Co.†	28,889,358
321,800	Tesoro Corp.	14,152,764
271,800	Tetra Technologies, Inc.†	3,405,654
549,100	Valero Energy Corp.	18,751,765
325,700	Whiting Petroleum Corp.†	19,493,145

Total Common Stocks (Cost $562,123,117)		668,820,920
Collateral for Securities on Loan (0.7%)
5,032,720	State Street Navigator Prime Portfolio, 0.17%	5,032,720

Total Collateral for Securities on Loan (Cost $5,032,720)		5,032,720
Short-Term Investments (4.5%)
$31,735,280	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	31,735,280

Total Short-Term Investments (Cost $31,735,280)		31,735,280
Total Investments 100.7% (Cost $598,891,117)		705,588,920
Liabilities Less Other Assets (0.7)%		(5,148,003)

Net Assets 100.0%		$700,440,917

SCHEDULE OF INVESTMENTS	21

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2013.

ADR	American Depositary Receipt

22	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON FINANCIAL FUND	Class S Class C Class A	ICFSX ICOCX ICFAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Financial Fund Class S gained 24.68% for the fiscal year ending September 30, 2013, lagging the Fund’s sector-specific benchmark, the S&P 1500 Financials Index, which returned 28.70%. The ICON Financial Fund Class S however did outpace the broad benchmark the S&P Composite 1500 Index which rose 20.43% over the fiscal year. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In the last annual report there was a lot of discussion around the volatility in the Financial sector. The European financial crisis was still a topic of discussion and the US Federal Reserve had recently initiated quantitative easing with Central Banks (QE3). As a result of this volatility, the 1-year weekly beta of the S&P Financial Index relative to the S&P Composite 1500 Index was slightly above 1.30 indicating substantial volatility. This past fiscal year was notably less volatile. The same beta measure was down below 1.15, due to a calming of the European financial crisis and improvements in financial sector earnings. The preceding factors helped the Financial sector outperform the broader market as measured by the S&P Composite 1500 Index.

The majority of the Financial sector’s strong performance occurred in the first 3 quarters of the fiscal year. By the end of June 2013, the Financial sector V/P slipped below 1.00, indicating we saw the sector as basically fair valued.

Q.	How did the Fund’s composition affect performance?

A.	Strong valuations in the consumer finance industry led this Fund to hold a notable overweight in that industry over the course of the fiscal year averaging about a 15% versus a 5% weighting in the S&P 1500 Financials Index. However, stock selection within this industry hurt relative performance as DFG Global fell 27% in one day after reporting below estimate earnings.

Additional underperformance came from positions in the other diversified financial services and diversified banks industries. This Fund had a significant overweight in the diversified bank industry which lagged the broad based financial index. Conversely, this Fund’s low exposure to

MANAGEMENT OVERVIEW	23

other diversified financial services, due to weak valuations according to our system, resulted in poor relative performance as this industry outperformed the sector specific benchmark over the fiscal year.

This Fund had a large position in asset management & custody banks over the course of the year, around 21% compared to a little over 7.5% for the benchmark. Asset management & custody banks was the top contributing industry in this Fund during the fiscal year, with returns of approximately 40%.

Q.	What is your investment outlook for the Financials sector?

A.	As of September 30, 2013 the Financials sector V/P, as calculated by ICON’s proprietary methodology, was at 0.93. As a result of this weak valuation, this Fund finished off the year with a cash position of over 20%. Despite low overall valuations, there are some select industries that look attractive to us under our system. Both asset management & custody banks and consumer finance have valuations that exceed 1.20 and have heavy representation within this Fund. With both low market and sector valuations, this Fund was structured in a cautionary manner as of September 30, 2013 and will be monitored closely going forward.

ICON Financial Fund

Sector Composition

September 30, 2013

Financial	72.4%
Information Technology	5.9%

78.3%

Percentages are based upon common stocks as a percentage of net assets.

ICON Financial Fund

Industry Composition

as of September 30, 2013

Asset Management & Custody Banks	13.9%
Diversified Banks	10.2%
Consumer Finance	9.6%
Other Diversified Financial Services	9.2%
Specialized REIT’s	8.1%
Property & Casualty Insurance	6.4%
Data Processing & Outsourced Services	5.9%
Specialized Finance	4.2%
Insurance Brokers	4.0%
Reinsurance	3.7%
Real Estate Services	3.1%

78.3%

Percentages are based upon common stocks as a percentage of net assets.

24	MANAGEMENT OVERVIEW

ICON Financial Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Financial Fund - Class S	7/1/97	24.68%	-0.99%	0.47%	3.58%	1.39%	1.39%
ICON Financial Fund - Class C	9/30/10	23.18%	N/A	N/A	9.71%	23.96%	2.51%
ICON Financial Fund - Class A	9/30/10	24.20%	N/A	N/A	10.63%	1.80%	1.77%
ICON Financial Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	16.97%	N/A	N/A	8.46%	1.80%	1.77%
S&P 1500 Financials Index		28.70%	2.32%	0.67%	3.40%	N/A	N/A
S&P Composite 1500 Index		20.43%	10.35%	7.97%	6.37%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	25

ICON Financial Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

26	MANAGEMENT OVERVIEW

ICON FINANCIAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value

Common Stocks (78.3%)
500	Affiliated Managers Group, Inc.†	$91,320
4,900	Allstate Corp.	247,695
3,700	Aon PLC	275,428
7,900	Brown & Brown, Inc.	253,590
1,200	Credicorp, Ltd.	154,152
6,200	Discover Financial Services	313,348
4,800	DST Systems, Inc.	361,968
6,900	Eaton Vance Corp.	267,927
3,000	Encore Capital Group, Inc.†	137,580
4,500	EPR Properties, REIT	219,330
1,400	Everest Re Group, Ltd.	203,574
6,700	First Cash Financial Services, Inc.†	388,265
3,600	Franklin Resources, Inc.	181,980
7,400	HCP, Inc., REIT	303,030
10,100	Invesco, Ltd.	322,190
4,700	Jones Lang LaSalle, Inc.	410,310
23,300	JPMorgan Chase & Co.	1,204,377
5,700	Moody’s Corp.	400,881
4,300	Northern Trust Corp.	233,877
7,800	Omega Healthcare Investors, Inc., REIT	232,986

Shares or Principal Amount		Value
2,500	Portfolio Recovery Associates, Inc.†	$149,850
3,100	RenaissanceRe Holdings, Ltd.	280,643
5,300	SEI Investments Co.	163,823
2,800	State Street Corp.	184,100
3,000	T Rowe Price Group, Inc.	215,790
3,600	Travelers Cos., Inc.	305,172
3,200	U.S. Bancorp	117,056
4,800	Ventas, Inc., REIT	295,200
2,100	Visa, Inc., Class A	401,310
3,100	Waddell & Reed Financial, Inc., Class A	159,588
25,700	Wells Fargo & Co.	1,061,924
4,700	World Acceptance Corp.†	422,624
6,800	WR Berkley Corp.	291,448

Total Common Stocks (Cost $9,224,450)		10,252,336
Short-Term Investments (20.2%)
$2,643,108	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	2,643,108

Total Short-Term Investments (Cost $2,643,108)		2,643,108
Total Investments 98.5% (Cost $11,867,558)		12,895,444
Other Assets Less Liabilities 1.5%		190,134

Net Assets 100.0%		$13,085,578

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

REIT	Real Estate Investment Trust

SCHEDULE OF INVESTMENTS	27

MANAGEMENT OVERVIEW (UNAUDITED) ICON HEALTHCARE FUND	Class S Class C Class A	ICHCX ICHEX ICHAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Healthcare Fund Class S returned 27.48% for the fiscal year ended September 30, 2013, while the Fund’s sector-specific benchmark, the S&P 1500 Health Care Index, returned 28.91%, and its broad benchmark, the S&P Composite 1500 Index, returned 20.43%. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The broad market performed well over the past year, and the Health Care sector was a notable standout. Despite many of the lingering concerns about worldwide growth and the pace of recovery from the 2008-2009 recession, the U.S. economy has remained fairly resilient, providing a boost to the local equity markets. As the recovery has followed a relatively slow pace, monetary policy has remained very accommodative as the U.S. Federal Reserve has kept its quantitative easing policies in place. Many of the sector specific factors still revolve around the rollout of the much publicized Affordable Care Act and its ultimate implications on the Health Care industries and companies. For most of the year, many of these concerns appeared to be immaterial or already priced-in by investors as stocks in this sector continued to grow their earnings and their returns outpaced the gains in the broad U.S. benchmarks. The latter half of the period brought gains, albeit not without periods of volatility. Concerns about the U.S. Federal Reserve tapering its asset purchase program, the effects of rising interest rates, as well as political volatility surrounding the funding and implementation of the Affordable Care Act all contributed to the oscillations in the equity markets. Additionally, declining value in the sector and equity market as a whole by year end, further added to worries about the investment climate.

Q.	How did the Fund’s composition affect performance?

A.

Pharmaceuticals was the greatest industry contributor to this Fund over the period. The industry as a whole actually lagged the Health Care benchmark, and this Fund was appropriately underweight. This Fund was able to outperform the industry with strong stock selection over the period. Companies like Actavis, Inc., Pfizer, Inc., and Questcor Pharmaceuticals, Inc. were strong contributors to relative performance.

28	MANAGEMENT OVERVIEW

The biotechnology industry was another positive contributor, as the industry showed the best value coming into the year and was ultimately the top performer of the ten industries within the Health Care sector. This Fund was overweight this sector by approximately 12% over the period, with names like Biogen Idec, Inc., Gilead Sciences, Inc., and Amgen, Inc. providing positive returns.

Health care technology was this Fund’s largest industry detractor to relative performance as overweight positions in names like HMS Holdings Corp. and Computer Programs & Systems, Inc. underperformed the benchmark. The managed health care industry was a positive returning group, yet this Fund held an underweight position for the period which also detracted from relative performance. Additionally, as the sector posted returns into the summer months, our value metrics indicated over-priced conditions for the Health Care stocks as whole, and cash was raised. During that period, the sector returns oscillated, yet ultimately grinded higher in the final quarter; this cash position ending up slightly hurting performance yet was prudent given our primary focus on value.

Q.	What is your investment outlook for the Health Care sector?

A.	After this period’s positive returns, the ICON valuation methodology indicates that equities are now approximately fairly priced to slightly overvalued. Our calculations indicate that Health Care is one of the lower value sectors in the market with a V/P reading of 0.98; or in other words, we see fair value 2% lower on average than where Health Care stocks are currently trading. These over-priced conditions have been the case for most of the last quarter and this Fund’s cash position has been increased with the expectation for better bargains in the future. However, not all areas of the sector are over-priced and we continue to favor and appropriately overweight industries like biotechnology and pharmaceuticals which still show further upside. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

MANAGEMENT OVERVIEW	29

ICON Healthcare Fund

Sector Composition

September 30, 2013

Health Care	95.4%

95.4%

Percentages are based upon common stocks as a percentage of net assets.

ICON Healthcare Fund

Industry Composition

September 30, 2013

Pharmaceuticals	48.7%
Biotechnology	23.6%
Health Care Equipment	9.8%
Health Care Services	5.5%
Health Care Distributors	4.3%
Managed Health Care	1.5%
Health Care Supplies	1.0%
Life Sciences Tools & Services	1.0%

95.4%

Percentages are based upon common stocks as a percentage of net assets.

30	MANAGEMENT OVERVIEW

ICON Healthcare Fund Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Healthcare Fund - Class S	2/24/97	27.48%	11.29%	8.56%	9.82%	1.34%	1.34%
ICON Healthcare Fund - Class C	9/30/10	26.11%	N/A	N/A	19.83%	11.81%	2.51%
ICON Healthcare Fund - Class A	9/30/10	26.95%	N/A	N/A	20.69%	2.89%	1.76%
ICON Healthcare Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	19.67%	N/A	N/A	18.33%	2.89%	1.76%
S&P 1500 Health Care Index		28.91%	13.45%	8.72%	8.47%	N/A	N/A
S&P Composite 1500 Index		20.43%	10.35%	7.97%	6.88%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	31

ICON Healthcare Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

32	MANAGEMENT OVERVIEW

ICON HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value

Common Stocks (95.4%)
97,700	Abbott Laboratories	$3,242,663
84,000	AbbVie, Inc.	3,757,320
50,975	Actavis, Inc.†	7,340,400
44,085	Alexion Pharmaceuticals, Inc.†	5,120,914
8,600	Allergan, Inc.	777,870
25,690	Amgen, Inc.	2,875,739
20,000	Baxter International, Inc.	1,313,800
15,500	Bayer AG, ADR	1,828,070
25,100	Biogen Idec, Inc.†	6,043,076
18,800	CIGNA Corp.	1,444,968
19,000	Cyberonics, Inc.†	964,060
53,200	DaVita HealthCare Partners, Inc.†	3,027,080
90,382	Gilead Sciences, Inc.†	5,679,605
24,000	Haemonetics Corp.†	957,120
155,600	Johnson & Johnson	13,488,964
32,435	McKesson Corp.	4,161,410
87,000	Medicines Co.†	2,916,240
27,000	Medtronic, Inc.	1,437,750
22,600	Novo Nordisk AS, ADR	3,824,372
369,300	PDL BioPharma, Inc.(a)	2,943,321
26,000	PerkinElmer, Inc.	981,500

Shares or Principal Amount		Value

39,400	Perrigo Co.	$4,861,172
151,000	Pfizer, Inc.	4,335,210
34,000	Questcor Pharmaceuticals, Inc.	1,972,000
35,000	Sanofi, ADR	1,772,050
36,000	Sirona Dental Systems, Inc.†	2,409,480
59,000	Team Health Holdings, Inc.†	2,238,460

Total Common Stocks (Cost $77,552,284)		91,714,614
Collateral for Securities on Loan (3.1%)
2,982,098	State Street Navigator Prime Portfolio, 0.17%	2,982,098

Total Collateral for Securities on Loan (Cost $2,982,098)		2,982,098
Short-Term Investments (6.8%)
$6,535,856	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	6,535,856

Total Short-Term Investments (Cost $6,535,856)		6,535,856
Total Investments 105.3% (Cost $87,070,238)		101,232,568
Liabilities Less Other Assets (5.3)%		(5,054,850)

Net Assets 100.0%		$96,177,718

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2013.

ADR	American Depositary Receipt

SCHEDULE OF INVESTMENTS	33

MANAGEMENT OVERVIEW (UNAUDITED) ICON INDUSTRIALS FUND	Class S Class C Class A	ICTRX ICICX ICIAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Industrials Fund Class S returned 29.52% for the fiscal year ended September 30, 2013, while its sector-specific benchmark, the S&P 1500 Industrials Index, returned 30.73% and the S&P Composite 1500 Index gained 20.43%. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Fiscal year 2013 was another solid year for equity investors as the combination of accommodative monetary policies coupled with improving domestic economic conditions produced a good environment for equity securities. The Industrials sector benefited during the period due, in part, to strong earnings growth.

From a valuation standpoint, we began fiscal year 2013 with a V/P in the Industrials sector of 1.43, indicating we had high confidence that future returns would be strong. However, fiscal year 2013 saw the emergence of new and unique industry leadership within the Industrials sector. Over the past few years, the majority of gains within the Industrials sector came from industries and companies that derive a large portion of their revenues from emerging market growth and continued expansion within the mining industry. These industries include construction & farm machinery & heavy trucks and industrial machinery. Fiscal year 2013 saw a shift in the previous trend as industries more heavily tied to domestic economic growth like human resources & employment services, airlines, and commercial printing, led the way. Our system failed to capture a shift in leadership, thus missing opportunities in some of the best performing industries.

Q.	How did the Fund’s composition affect performance?

A.	Industry returns in the S&P 1500 Industrials Index show how volatile this past fiscal year has been as the best performing industry, human resource & employment services, outperformed the worst performing industry, heavy electrical equipment, by almost 63%. This divergence highlights how correct industry allocation could be beneficial over the course of the fiscal year.

34	MANAGEMENT OVERVIEW

The top industry contributors to performance during fiscal year 2013 were; aerospace & defense, industrial machinery, trading companies & distributors, and construction & engineering.

Due to positive returns from all industries within the Industrials sector there were no industry based performance detractors on an absolute basis during fiscal year 2013. However, from a total effect standpoint, industries that hurt the fund relative to the benchmark include; railroads, electrical components & equipment, and construction & farm machinery & heavy trucks.

Q.	What is your investment outlook for the Industrials sector?

A.	At the close of the fiscal year, the Industrials sector had a V/P of 1.11 indicating that we still see upside possibility in this sector. From an industry standpoint, areas tied to domestic economic growth continue to show the most attractive forward looking earnings growth estimates and valuations. Regardless of whether value rises or falls under our methodology, we believe our focus on bottom up, valuation based industry rotation will allow us to navigate the market environment ahead.

ICON Industrials Fund

Sector Composition

September 30, 2013

Industrials	91.3%

91.3%

Percentages are based upon common stocks as a percentage of net assets.

ICON Industrials Fund

Industry Composition

September 30, 2013

Aerospace & Defense	19.7%
Railroads	13.1%
Trading Companies & Distributors	10.8%
Construction & Engineering	9.6%
Industrial Machinery	9.4%
Industrial Conglomerates	7.5%
Electrical Components & Equipment	6.1%
Airlines	3.7%
Diversified Support Services	3.3%
Security & Alarm Services	3.2%
Construction & Farm Machinery & Heavy Trucks	3.1%
Trucking	1.8%

91.3%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	35

ICON Industrials Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Industrials Fund - Class S	5/9/97	29.52%	6.57%	7.95%	5.09%	1.40%	1.40%
ICON Industrials Fund - Class C	9/30/10	28.20%	N/A	N/A	12.23%	13.40%	2.51%
ICON Industrials Fund - Class A	9/30/10	29.20%	N/A	N/A	12.62%	2.50%	1.75%
ICON Industrials Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	21.83%	N/A	N/A	10.40%	2.50%	1.75%
S&P 1500 Industrials Index		30.73%	11.19%	9.45%	7.46%	N/A	N/A
S&P Composite 1500 Index		20.43%	10.35%	7.97%	6.84%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

36	MANAGEMENT OVERVIEW

ICON Industrials Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	37

ICON INDUSTRIALS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value

Common Stocks (91.3%)
3,000	3M Co.	$358,230
10,000	Alaska Air Group, Inc.	626,200
5,000	Boeing Co.	587,500
3,000	Canadian National Railway Co.	304,110
10,000	Caterpillar, Inc.	833,700
5,000	Crane Co.	308,350
20,000	CSX Corp.	514,800
11,000	Danaher Corp.	762,520
5,000	Deere & Co.	406,950
35,000	Delta Air Lines, Inc.	825,650
15,000	Dover Corp.	1,347,450
10,000	Eaton Corp. PLC	688,400
10,000	Fastenal Co.	502,500
15,000	Flowserve Corp.	935,850
25,000	Fluor Corp.	1,774,000
15,000	General Cable Corp.	476,250
15,000	General Dynamics Corp.	1,312,800
75,000	General Electric Co.	1,791,750
15,000	Genesee & Wyoming, Inc., Class A†	1,394,550
50,000	Healthcare Services Group, Inc.	1,288,000
5,000	Honeywell International, Inc.	415,200
5,000	Hubbell, Inc., Class B	523,700
10,000	IDEX Corp.	652,500
6,400	Jacobs Engineering Group, Inc.†	372,352
5,000	Landstar System, Inc.	279,900

Shares or Principal Amount		Value

15,000	MSC Industrial Direct Co., Class A	$1,220,250
11,000	Norfolk Southern Corp.	850,850
5,000	Pall Corp.	385,200
5,000	Precision Castparts Corp.	1,136,200
10,000	Quanta Services, Inc.†	275,100
8,000	Raytheon Co.	616,560
10,000	Regal-Beloit Corp.	679,300
7,000	Ryder System, Inc.	417,900
35,000	Tyco International, Ltd.	1,224,300
13,000	Union Pacific Corp.	2,019,420
33,000	United Technologies Corp.	3,558,060
24,000	URS Corp.	1,290,000
5,000	WESCO International, Inc.†	382,650
8,000	WW Grainger, Inc.	2,093,680

Total Common Stocks (Cost $26,806,118)		35,432,682
Short-Term Investments (11.0%)
$4,295,608	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	4,295,608

Total Short-Term Investments (Cost $4,295,608)		4,295,608
Total Investments 102.3% (Cost $31,101,726)		39,728,290
Liabilities Less Other Assets (2.3)%		(909,704)

Net Assets 100.0%		$38,818,586

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

38	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON INFORMATION TECHNOLOGY FUND	Class S Class C Class A	ICTEX ICTFX ICTTX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Information Technology Fund Class S returned 6.72% for the fiscal year ended September 30, 2013, underperforming its benchmark, the S&P 1500 Information Technology Index, which returned 8.75%. The broad index, the S&P 1500 Composite Index, gained 20.43% during the period. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	While the broad market experienced a strong year, thanks in large part to a continuation of accommodative monetary policy along with improvement in economic conditions domestically, the Information Technology sector lagged. Despite a slowly improving economy, concerns over the potential of a fiscal drag on the economy served as an impediment to the sector. Whether it be worries of going over the “fiscal cliff” early in the fiscal year, the implementation of sequestration in March, or the more recent prospect of the US government defaulting on its obligations; investors were concerned that events in Washington, D.C., may lead many firms to pare back technology related spending.

Further, although consumer confidence rose sharply over the period, growth slowed amongst smart phones and other personal devices, a result of increased competition and saturation in developed markets. Question marks over economic growth in foreign markets like China and Europe also had an impact on investor sentiment in the sector.

Against this backdrop, we began the fiscal year with a V/P reading of 1.38 for the sector, a relatively high level of value. However, by the end of the period sector V/P had dropped to 1.04. While still indicating upside potential in the sector, value readings at both the sector and industry level prompted us to pare back overweight positions in certain heavier weighted industries, like IT consulting & other services, data processing & outsourced service and application software, and reallocate to other industries as value dictated.

Q.	How did the Fund’s composition affect performance?

A.	The application software industry had the largest positive effect on relative value, with Mentor Graphics Corp. providing the largest

MANAGEMENT OVERVIEW	39

positive effect of any holding in this Fund. Other bright spots within this industry included positions in Fair Isaac Corp. and Tyler Technologies, Inc.

Computer storage & peripherals also had a large positive effect on relative returns, driven primarily by our position in Western Digital Corp.

With respect to the heaviest benchmark weight in the sector, this Fund’s underweighting of Apple, Inc. added positively to relative performance. Computer hardware lagged the most of any industry in the sector due primarily to Apple, which fell 27% during the period. Computer hardware companies like Apple were especially prone to investor concerns over diminishing growth prospects in the personal device space, mentioned earlier.

Data processing & outsourced services had the largest negative effect on fund performance relative to the benchmark. This Fund’s overweights Visa, Inc. Class A and MasterCard, Inc. Class A enjoyed another strong year, up 44% and 50% respectively during the period, and contributed positively to relative performance. Earnings for both companies consistently beat estimates, and investor concerns over regulatory risk continued to diminish. However, a position in VeriFone Systems, Inc. was the largest individual detractor to relative performance in this Fund. The stock dropped 43% in a day after the company drastically reduced its earnings guidance.

Systems software also hurt relative performance primarily due to our underweighting in low V/P Microsoft Corp.

Q.	What is your investment outlook for the Information Technology Sector?

A.	At the close of fiscal year 2013, the Information Technology sector had a V/P reading of 1.04. At this time our largest overweight positions were in application software, IT consulting & other services and data processing & outsourcing. In spite of the sector’s modest V/P, we still see upside potential in the sector and remain positioned to take advantage of opportunities as they present themselves. At ICON, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

40	MANAGEMENT OVERVIEW

ICON Information Technology Fund

Sector Composition

September 30, 2013

Information Technology	89.6%

89.6%

Percentages are based upon common stocks as a percentage of net assets.

ICON Information Technology Fund

Industry Composition

September 30, 2013

IT Consulting & Other Services	16.4%
Internet Software & Services	14.8%
Data Processing & Outsourced Services	13.1%
Application Software	12.3%
Computer Hardware	12.2%
Semiconductors	5.3%
Systems Software	5.0%
Technology Distributors	3.2%
Electronic Equipment & Instruments	2.0%
Electronic Manufacturing Services	2.0%
Computer Storage & Peripherals	1.7%
Communications Equipment	1.0%
Semiconductor Equipment	0.6%

89.6%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	41

ICON Information Technology Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Information Technology Fund - Class S	2/19/97	6.72%	7.91%	3.35%	7.47%	1.34%	1.34%
ICON Information Technology Fund - Class C	9/30/10	5.53%	N/A	N/A	11.19%	4.46%	2.50%
ICON Information Technology Fund - Class A	9/30/10	6.10%	N/A	N/A	11.96%	2.87%	1.75%
ICON Information Technology Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	0.00%	N/A	N/A	9.77%	2.87%	1.75%
S&P 1500 Information Technology Index		8.75%	12.21%	7.29%	6.32%	N/A	N/A
NASDAQ Composite Index		21.03%	12.51%	7.75%	6.31%	N/A	N/A
S&P Composite 1500 Index		20.43%	10.35%	7.97%	6.85%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

42	MANAGEMENT OVERVIEW

ICON Information Technology Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	43

ICON INFORMATION TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value

Common Stocks (89.6%)
34,600	Accenture PLC, Class A	$2,547,944
16,100	ACI Worldwide, Inc.†	870,366
20,000	Amdocs, Ltd.	732,800
19,600	Apple, Inc.	9,344,300
19,040	Citrix Systems, Inc.†	1,344,414
28,400	Cognizant Technology Solutions Corp., Class A†	2,332,208
12,100	Coherent, Inc.	743,545
55,100	eBay, Inc.†	3,074,029
30,225	Fair Isaac Corp.	1,670,838
17,900	Fidelity National Information Services, Inc.	831,276
13,000	Gartner, Inc.†	780,000
24,300	Global Payments, Inc.	1,241,244
6,625	Google, Inc., Class A†	5,802,904
21,200	IAC/InterActiveCorp	1,159,004
38,400	Informatica Corp.†	1,496,448
29,100	International Business Machines Corp.	5,388,738
24,300	Intuit, Inc.	1,611,333
3,380	Mastercard, Inc., Class A	2,273,996
18,000	MAXIMUS, Inc.	810,720

Shares or Principal Amount		Value
99,900	Mentor Graphics Corp.	$2,334,663
29,500	Microsoft Corp.	982,645
11,900	MTS Systems Corp.	765,765
84,900	Oracle Corp.	2,816,133
71,000	Perficient, Inc.†	1,303,560
16,600	Plantronics, Inc.	764,430
70,277	ScanSource, Inc.†	2,431,584
85,100	Semtech Corp.†	2,552,149
62,000	Skyworks Solutions, Inc.†	1,540,080
36,300	Total System Services, Inc.	1,067,946
51,500	Trimble Navigation Ltd.†	1,530,065
15,000	Ultratech, Inc.†	454,500
24,045	Visa, Inc., Class A	4,595,000
21,100	Western Digital Corp.	1,337,740

Total Common Stocks (Cost $49,672,562)		68,532,367
Short-Term Investments (13.6%)
$10,415,437	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	10,415,437

Total Short-Term Investments (Cost $10,415,437)		10,415,437
Total Investments 103.2% (Cost $60,087,999)		78,947,804
Liabilities Less Other Assets (3.2)%		(2,451,579)

Net Assets 100.0%		$76,496,225

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

44	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON MATERIALS FUND	Class S Class C Class A	ICBMX ICBCX ICBAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Materials Fund Class S returned 22.73% for the fiscal year ended September 30, 2013, while its sector-specific benchmark, the S&P 1500 Materials Index, returned 18.02%, and the S&P Composite 1500 Index gained 20.43%. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Fiscal year 2013 was another solid year for equity investors as the combination of accommodative monetary policies coupled with improving domestic economic conditions produced an environment favorable for equity securities. The Materials sector was no exception as investors bid up prices in this highly cyclical segment of the market to produce returns in excess of 18% for the sector as a whole. However, the S&P 1500 Materials Index returns were moderate compared to the other nine sector indices. Furthermore, a general slowdown in emerging market economies reduced global demand for basic materials related products and hurt the earnings growth of many domestic companies within the sector.

From a valuation standpoint, we began fiscal year 2013 with a V/P in the Materials sector of 1.30, indicating we had high confidence that future returns would be strong. However, fiscal year 2013 saw the emergence of new and unique industry leadership within the Materials sector. Historically, Materials sector gains tended to coincide with gains in the commodity market and economic growth in emerging market economies. However, this year saw a significant leadership shift as industries tied to domestic based economic growth; such as paper products, steel, and chemical based areas, produced strong returns while mining and commodity based segments actually produced negative returns. We were able to capitalize on this leadership shift by utilizing our valuation methodology and the fund outperformed the S&P Materials 1500 Index for the fiscal year.

Many investors have shifted their focus towards the gold industry over the course of the last few years in anticipation of strong inflationary pressures due to global expansionary monetary policy. In spite of this, the gold industry was by far the worst performing industry within the S&P

MANAGEMENT OVERVIEW	45

1500 Materials Index, falling by just over 48 percent. Our underweight position in this underperforming industry was another reason this Fund was able to outperform the benchmark.

Q.	How did the Fund’s composition affect performance?

A.	Industry returns in the S&P 1500 Materials Index show how volatile this past fiscal year has been as the best performing industry, commodity chemicals, outperformed the worst performing industry, gold, by almost 97%. This divergence highlights how correct industry allocation could be helpful over the course of the fiscal year.

The top industry contributors to performance during fiscal year 2013 were specialty chemicals, diversified chemicals, steel, paper products, and commodity chemicals.

The top industry detractors from performance during fiscal year 2013 were gold, diversified metals & mining, and precious metals & minerals. While both gold and diversified metals & mining detracted from absolute performance over the course of the fiscal year, this Fund had a strong underweight position relative to the benchmark in both industries resulting in positive total effect from an attribution standpoint.

Q.	What is your investment outlook for the Materials sector?

A.	At the close of fiscal year 2013, the Materials sector had a V/P of 1.09 indicating that we still see upside possibility in this sector. At the industry level, both current valuations and forward looking growth estimates remain attractive in select chemical based equities. We remain cautious with mining and precious metals based industries as forward looking growth rates continue to show further weakness. Overall, in spite of macroeconomic headline noise, and regardless of whether value rises or falls under our system, we believe our bottom up, valuation based methodology will allow us to navigate the market environment ahead.

46	MANAGEMENT OVERVIEW

ICON Materials Fund

Sector Composition

September 30, 2013

Materials	87.0%
Industrials	1.4%

88.4%

Percentages are based upon common stocks as a percentage of net assets.

ICON Materials Fund

Industry Composition

September 30, 2013

Diversified Chemicals	18.4%
Commodity Chemicals	15.1%
Specialty Chemicals	13.1%
Steel	11.5%
Fertilizers & Agricultural Chemicals	10.8%
Metal & Glass Containers	4.2%
Industrial Gases	3.4%
Construction Materials	3.2%
Paper Products	3.1%
Diversified Metals & Mining	2.9%
Railroads	1.4%
Other Industries (each less than 1%)	1.3%

88.4%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	47

ICON Materials Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Materials Fund - Class S	5/5/97	22.73%	7.66%	12.81%	4.91%	1.39%	1.39%
ICON Materials Fund - Class C	9/30/10	21.43%	N/A	N/A	10.10%	4.29%	2.51%
ICON Materials Fund - Class A	9/30/10	22.24%	N/A	N/A	10.87%	2.12%	1.76%
ICON Materials Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	15.17%	N/A	N/A	8.72%	2.12%	1.76%
S&P 1500 Materials Index		18.02%	9.22%	10.41%	6.73%	N/A	N/A
S&P Composite 1500 Index		20.43%	10.35%	7.97%	6.80%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

48	MANAGEMENT OVERVIEW

ICON Materials Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	49

ICON MATERIALS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value

Common Stocks (88.4%)
10,000	Airgas, Inc.	$1,060,500
5,000	Albemarle Corp.	314,700
20,000	Aptargroup, Inc.	1,202,600
7,000	Ashland, Inc.	647,360
15,000	Bemis Co., Inc.	585,150
10,000	Cabot Corp.	427,100
20,000	Celanese Corp.	1,055,800
2,500	CF Industries Holdings, Inc.	527,075
90,000	Dow Chemical Co.	3,456,000
65,000	E.I. du Pont de Nemours & Co.	3,806,400
30,000	Eagle Materials, Inc.	2,176,500
25,000	Eastman Chemical Co.	1,947,500
40,000	Ecolab, Inc.	3,950,400
40,000	FMC Corp.	2,868,800
60,000	Freeport-McMoRan Copper & Gold, Inc.	1,984,800
40,000	HB Fuller Co.	1,807,600
50,000	KapStone Paper and Packaging Corp.	2,140,000
55,000	Koppers Holdings, Inc.	2,345,750
70,000	LyondellBasell Industries, Class A	5,126,100
35,000	Methanex Corp.	1,794,450
65,000	Monsanto Co.	6,784,050

Shares or Principal Amount		Value

10,000	Newmont Mining Corp.	$281,000
3,000	Norfolk Southern Corp.	232,050
80,000	Nucor Corp.	3,921,600
10,000	Praxair, Inc.	1,202,100
25,000	Reliance Steel & Aluminum Co.	1,831,750
5,000	Sigma-Aldrich Corp.	426,500
35,000	Silgan Holdings, Inc.	1,645,000
120,000	Steel Dynamics, Inc.	2,005,200
5,000	Union Pacific Corp.	776,700
10,000	Valspar Corp.	634,300
10,000	Westlake Chemical Corp.	1,046,600

Total Common Stocks (Cost $46,112,088)		60,011,435
Short-Term Investments (13.6%)
$9,242,982	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	9,242,982

Total Short-Term Investments (Cost $9,242,982)		9,242,982
Total Investments 102.0% (Cost $55,355,070)		69,254,417
Liabilities Less Other Assets (2.0)%		(1,371,432)

Net Assets 100.0%		$67,882,985

The accompanying notes are an integral part of the financial statements.

50	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON UTILITIES FUND	Class S Class C Class A	ICTUX ICTZX ICTVX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Utilities Fund Class S returned 9.25% for the fiscal year ended September 30, 2013, while its sector-specific benchmark, the S&P 1500 Utilities Index, returned 8.73%, and the S&P Composite 1500 Index gained 20.43%. Total returns for other periods and additional Class shares as of September 30, 2013 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	The economic environment entering the fiscal period was one of sluggish growth, high unemployment and low inflation. The Federal Reserve maintained its quantitative easing program in an effort to keep interest rates low and support the fragile economy. Their loose monetary policy was particularly helpful to growth in the housing sector. The national average for a 30-year fixed mortgage began the period around the 3.4% level and never rose above 4.0% until May. Homebuyers took advantage of the historically low rates and demand for housing increased, spurring growth in sales and higher prices. The stock market also rose sharply as investors appeared to gain confidence in the domestic economy.

The low interest rate environment created difficulty for investors looking to earn a safe, steady cash flow in their portfolios. With the 10-year Treasury note yielding about 1.6% at the beginning of the period, investors appeared willing to take some risk to obtain a higher yield. This benefited the Utilities sector. Viewed as a relatively safe sector in the stock market, Utilities stocks were yielding about 4.0% at the start of the fiscal year and rose to almost 4.4% by mid-November 2012. The relatively higher yields on these stocks, combined with their historically low betas, were likely the primary catalyst for the rise in this sector over the first seven months of the fiscal year. From the beginning of the fiscal year through April 2013, the S&P 1500 Utilities Index rose 16.95%, outpacing the S&P Composite 1500 Index which gained 12.83%.

By the end of April 2013, however, the sharp rise in the sector pushed its dividend yield lower. At the same time, the 10-year Treasury note yield turned higher. This reversal appeared to be the primary catalyst for a downturn in Utilities stocks. From the end of April 2013 to the end of the fiscal year, the 10-year Treasury rose from 1.67% to 2.61%. During this

MANAGEMENT OVERVIEW	51

period, the S&P 1500 Utilities Index averaged approximately 4.0% dividend yield. This spread tightening between the 10-year Treasury and the yield on Utilities stocks appeared to be the primary cause for a price reversal in the sector; over the period, the S&P 1500 Utilities Index declined 7.01% while the S&P Composite 1500 Index rose 6.72%. From start (September 28, 2012) to finish (September 30, 2013), the sector gained 8.74%

Q.	How did the Fund’s composition affect performance?

A.	This Fund was able to outperform the index as a result of tilting toward areas within the sector where our valuation model indicated upside potential. ICON’s valuation model is used to calculate the intrinsic value of a company. The value represents an estimate of what we believe the company is worth. We compare this value to the price the stock is trading in the market to get an indication of whether or not the stock is trading at a discount to our estimate of fair value. During this fiscal period, a few of the stocks that accounted for this Fund’s positive benchmark relative performance were: Exelon Corporation, FirstEnergy Corp., and Integrys Energy Group, Inc. Both Exelon and First Energy were stocks the model indicated were overvalued. As result, we did not hold them. Both were significant weights in the benchmark and significant underperformers. Integrys was a stock our model estimated did have value and, consistent with our investment process, it was a significant overweight position. Integrys rose more than the benchmark, resulting in positive relative performance. All three names were in the electric utilities industry which produced the highest benchmark relative performance of the five sector industries.

A few stocks that hurt benchmark relative performance were Dominion Resources, Inc., NiSource, Inc., and SCANA Corporation. Because our model indicated that both Dominion Resources and NiSource Inc. were overvalued, we underweighted both. Both Dominion Resources and NiSource, Inc. rose more than the benchmark, detracting from this Fund’s relative performance. SCANA Corporation was a significant overweight position as our estimate of value indicated it was a bargain. The stock did not realize the value we believed was there, underperforming the sector index and detracting from benchmark relative performance. These three names were in the multi-utilities industry which was the largest detractor to benchmark relative performance.

52	MANAGEMENT OVERVIEW

Q.	What is your investment outlook for the Utilities sector?

A.	Entering the new fiscal period, the Utilities sector is trading at a discount to our model’s measure of fair value. The upside potential that exists is not as high as we saw at the start of the fiscal year, but we remain bullish on the sector and continue to look for attractive opportunities.

ICON Utilities Fund

Sector Composition

September 30, 2013

Utilities	87.1%
Telecommunication	12.1%

99.2%

Percentages are based upon common stocks as a percentage of net assets.

ICON Utilities Fund

Industry Composition

September 30, 2013

Electric Utilities	37.9%
Multi-Utilities	32.7%
Gas Utilities	16.0%
Water Utilities	7.0%
Integrated Telecommunication Services	4.1%
Independent Power Producers & Energy Traders	1.5%

99.2%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	53

ICON Utilities Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Utilities Fund - Class S	7/9/97	9.25%	7.26%	8.71%	7.66%	1.53%	1.51%
ICON Utilities Fund - Class C	9/30/10	8.16%	N/A	N/A	9.13%	2.47%	2.47%
ICON Utilities Fund - Class A	9/30/10	8.96%	N/A	N/A	9.76%	1.70%	1.70%
ICON Utilities Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	2.71%	N/A	N/A	7.59%	1.70%	1.70%
S&P 1500 Utilities Index		8.73%	8.02%	10.08%	7.43%	N/A	N/A
S&P Composite 1500 Index		20.43%	10.35%	7.97%	6.26%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

54	MANAGEMENT OVERVIEW

ICON Utilities Fund

Value of a $10,000 Investment

through September 30, 2013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	55

ICON UTILITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Shares or Principal Amount		Value

Common Stocks (99.2%)
37,800	AES Corp.	$502,362
25,300	American Water Works Co., Inc.	1,044,384
56,125	Aqua America, Inc.	1,387,971
29,300	Atmos Energy Corp.	1,247,887
61,600	Avista Corp.	1,626,240
33,200	BCE, Inc.	1,417,640
15,300	Cleco Corp.	686,052
22,200	CMS Energy Corp.	584,304
13,100	Duke Energy Corp.	874,818
31,200	Laclede Group, Inc.	1,404,000
11,800	NextEra Energy, Inc.	945,888
17,500	ONEOK, Inc.	933,100
34,400	PG&E Corp.	1,407,648
36,200	Piedmont Natural Gas Co., Inc.	1,190,256
24,700	Pinnacle West Capital Corp.	1,352,078
49,900	SCANA Corp.	2,297,396

Shares or Principal Amount		Value

12,500	South Jersey Industries, Inc.	$732,250
82,500	Southern Co.	3,397,350
68,400	UIL Holdings Corp.	2,543,112
104,300	Westar Energy, Inc.	3,196,795
55,300	Wisconsin Energy Corp.	2,233,014
111,400	Xcel Energy, Inc.	3,075,754

Total Common Stocks (Cost $34,115,671)		34,080,299
Short-Term Investments (0.3%)
$101,999	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/13	101,999

Total Short-Term Investments (Cost $101,999)		101,999
Total Investments 99.5% (Cost $34,217,670)		34,182,298
Other Assets Less Liabilities 0.5%		170,774

Net Assets 100.0%		$34,353,072

The accompanying notes are an integral part of the financial statements.

56	SCHEDULE OF INVESTMENTS

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STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Assets
Investments, at cost	$40,940,042	$36,055,432	$598,891,117

Investments, at value†	46,281,446	38,216,592	705,588,920
Receivables:
Fund shares sold	56,901	5,215	1,230,975
Investments sold	546,680	-	-
Dividends	39,804	154,788	236,330
Expense reimbursements due from Adviser	74	1,933	-
Foreign tax reclaims	-	-	29,517
Other assets	14,621	11,070	87,590

Total Assets	46,939,526	38,389,598	707,173,332

Liabilities
Payables:
Expense recoupment due to Adviser	107	95	-
Payable for collateral received on securities loaned	1,691,451	-	5,032,720
Fund shares redeemed	98,739	11,630	765,154
Distributions due to shareholders	-	6,968	-
Advisory fees	43,785	32,260	564,414
Accrued distribution fees	1,372	2,002	16,952
Fund accounting fees	1,384	980	16,856
Transfer agent fees	15,575	11,670	207,106
Administration fees	2,189	1,613	28,625
Trustee fees	1,990	1,297	20,114
Accrued expenses	27,868	25,947	80,474

Total Liabilities	1,884,460	94,462	6,732,415

Net Assets - all share classes	$45,055,066	$38,295,136	$700,440,917

Net Assets - Class S	$39,883,286	$33,813,347	$659,580,749

Net Assets - Class C	$472,973	$1,738,254	$14,690,633

Net Assets - Class A	$4,698,807	$2,743,535	$26,169,535

58	FINANCIAL STATEMENTS

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Net Assets Consist of
Paid-in capital	$40,592,023	$33,235,105	$581,583,058
Accumulated undistributed net investment income/(loss)	(144,779)	327	1,301,971
Accumulated undistributed net realized gain/(loss)	(733,582)	2,898,544	10,858,085
Unrealized appreciation/(depreciation)	5,341,404	2,161,160	106,697,803

Net Assets	$45,055,066	$38,295,136	$700,440,917

Shares outstanding (unlimited shares authorized, no par value)
Class S	2,751,369	3,023,434	29,198,382
Class C	33,672	157,688	661,331
Class A	329,721	244,370	1,163,255
Net asset value (offering and redemption price per share)
Class S	$14.50	$11.18	$22.59
Class C	$14.05	$11.02	$22.21
Class A	$14.25	$11.23	$22.50
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$15.12	$11.92	$23.87

† Includes securities on loan of	$1,658,952	$-	$4,866,011

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	59

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Assets
Investments, at cost	$11,867,558	$87,070,238	$31,101,726

Investments, at value†	12,895,444	101,232,568	39,728,290
Foreign currency, at value(a)	-	-	1,119
Receivables:
Fund shares sold	13,095	174,426	3,573
Investments sold	214,681	-	122
Dividends	13,097	7,786	44,832
Expense reimbursements due from Adviser	6,509	706	441
Foreign tax reclaims	4,616	5,884	-
Other assets	10,732	24,555	9,954

Total Assets	13,158,174	101,445,925	39,788,331

Liabilities
Payables:
Due to custodian bank	-	-	1,280
Expense recoupment due to Adviser	-	-	1,498
Investments purchased	-	2,086,579	825,186
Payable for collateral received on securities loaned	-	2,982,098	-
Fund shares redeemed	4,317	35,302	71,489
Advisory fees	22,453	79,834	31,908
Accrued distribution fees	444	1,251	980
Fund accounting fees	856	2,582	937
Transfer agent fees	14,037	40,454	8,517
Administration fees	1,123	3,992	1,595
Trustee fees	1,366	3,442	1,138
Accrued expenses	28,000	32,673	25,217

Total Liabilities	72,596	5,268,207	969,745

Net Assets - all share classes	$13,085,578	$96,177,718	$38,818,586

Net Assets - Class S	$11,853,479	$92,170,538	$34,409,245

Net Assets - Class C	$296,462	$258,808	$86,941

Net Assets - Class A	$935,637	$3,748,372	$4,322,400

60	FINANCIAL STATEMENTS

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Net Assets Consist of
Paid-in capital	$101,906,188	$56,164,162	$60,735,045
Accumulated undistributed net investment income/(loss)	278,277	130,520	198,892
Accumulated undistributed net realized gain/(loss)	(90,126,773)	25,720,706	(30,742,036)
Unrealized appreciation/(depreciation)	1,027,886	14,162,330	8,626,685

Net Assets	$13,085,578	$96,177,718	$38,818,586

Shares outstanding (unlimited shares authorized, no par value)
Class S	1,587,821	4,156,694	3,258,037
Class C	41,154	12,012	8,351
Class A	126,936	170,990	413,637
Net asset value (offering and redemption price per share)
Class S	$7.47	$22.17	$10.56
Class C	$7.20	$21.55	$10.41
Class A	$7.37	$21.92	$10.45
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$7.82	$23.26	$11.09

† Includes securities on loan of	$-	$2,796,155	$-

(a) Foreign currency, at cost	$-	$-	$1,119

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	61

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

	ICON Information Technology Fund	ICON Materials Fund	ICON Utilities Fund
Assets
Investments, at cost	$60,087,999	$55,355,070	$34,217,670

Investments, at value	78,947,804	69,254,417	34,182,298
Cash	-	89	-
Receivables:
Fund shares sold	47,743	95,770	67,648
Dividends	15,078	146,817	183,151
Expense reimbursements due from Adviser	1,257	584	22,836
Foreign tax reclaims	-	-	4,916
Other assets	15,146	12,511	9,883

Total Assets	79,027,028	69,510,188	34,470,732

Liabilities
Payables:
Due to custodian bank	-	5,488	-
Expense recoupment due to Adviser	-	253	-
Investments purchased	2,399,022	1,419,373	-
Fund shares redeemed	11,972	94,090	20,663
Distributions due to shareholders	-	-	24,718
Advisory fees	61,087	54,968	28,229
Accrued distribution fees	363	539	2,868
Fund accounting fees	1,841	1,580	870
Transfer agent fees	22,055	20,670	12,139
Administration fees	3,054	2,748	1,411
Trustee fees	2,414	1,552	1,038
Accrued expenses	28,995	25,942	25,724

Total Liabilities	2,530,803	1,627,203	117,660

Net Assets - all share classes	$76,496,225	$67,882,985	$34,353,072

Net Assets - Class S	$73,851,466	$65,781,786	$29,117,127

Net Assets - Class C	$314,941	$217,781	$2,833,686

Net Assets - Class A	$2,329,818	$1,883,418	$2,402,259

62	FINANCIAL STATEMENTS

	ICON Information Technology Fund	ICON Materials Fund	ICON Utilities Fund
Net Assets Consist of
Paid-in capital	$82,536,944	$68,964,483	$38,985,693
Accumulated undistributed net investment income/(loss)	(290,634)	347,882	3,401
Accumulated undistributed net realized (loss)	(24,609,890)	(15,328,727)	(4,600,675)
Unrealized appreciation/(depreciation)	18,859,805	13,899,347	(35,347)

Net Assets	$76,496,225	$67,882,985	$34,353,072

Shares outstanding (unlimited shares authorized, no par value)
Class S	6,455,852	4,899,387	4,033,426
Class C	28,458	16,450	398,072
Class A	206,095	140,984	336,645
Net asset value (offering and redemption price per share)
Class S	$11.44	$13.43	$7.22
Class C	$11.07	$13.24	$7.12
Class A	$11.30	$13.36	$7.14
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$11.99	$14.18	$7.58

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	63

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2013

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Investment Income
Interest	$221	$47	$1,092
Dividends	712,473	1,369,263	13,455,876
Income from securities lending, net	1,802	4,821	84,769
Foreign taxes withheld	-	(191)	(96,183)

Total Investment Income	714,496	1,373,940	13,445,554

Expenses
Advisory fees	611,848	404,008	6,204,715
Distribution fees:
Class C	2,025	13,575	105,148
Class A	7,597	5,163	47,383
Fund accounting fees	14,779	10,084	156,986
Transfer agent fees	84,170	66,942	949,437
Administration fees	30,593	20,200	313,406
Custody fees	4,460	2,816	18,555
Registration fees:
Class S	20,366	17,479	42,116
Class C	1,450	1,951	4,141
Class A	2,919	1,575	4,603
Insurance expense	8,233	4,055	95,194
Trustee fees and expenses	8,121	5,555	78,349
Audit and tax service expense	25,334	25,330	27,330
Interest expense	6,317	2,550	1,979
Recoupment of previously reimbursed expenses	107	19,798	-
Other expenses	32,836	29,106	237,083

Total expenses before expense reimbursement	861,155	630,187	8,286,425
Expense reimbursement by Adviser due to expense limitation agreement	(1,881)	(3,344)	-

Net Expenses	859,274	626,843	8,286,425

Net Investment Income/(Loss)	(144,778)	747,097	5,159,129

Net Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	17,367,080	5,151,989	51,204,020
Foreign currency	-	-	102
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(5,298,877)	(1,187,254)	51,972,292

Net realized and unrealized gain/(loss)	12,068,203	3,964,735	103,176,414

Net Increase/(Decrease) in Net Assets Resulting From Operations	$11,923,425	$4,711,832	$108,335,543

The accompanying notes are an integral part of the financial statements.

64	FINANCIAL STATEMENTS

ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund	ICON Information Technology Fund	ICON Materials Fund	ICON Utilities Fund

$126	$496	$98	$158	$241	$45
900,787	1,572,683	719,043	863,680	1,073,018	1,397,431
-	82,369	1,212	4,424	2,600	-
-	(29,348)	(738)	-	(14,597)	(2,812)

900,913	1,626,200	719,615	868,262	1,061,262	1,394,664

410,114	1,063,287	351,436	747,387	488,673	322,497

2,631	1,664	303	2,721	1,862	31,486
13,746	9,361	1,815	1,886	1,992	9,197
10,669	27,528	9,337	19,153	12,701	8,105
75,920	198,917	52,268	119,268	94,484	64,277
20,506	53,165	17,572	37,369	24,433	16,125
3,633	4,869	2,430	3,535	2,585	3,702

14,224	20,195	16,489	18,599	15,838	16,571
1,370	2,226	1,291	1,521	2,165	2,221
3,901	1,896	1,304	2,801	1,930	3,886
7,335	14,000	7,135	11,016	8,948	4,790
5,118	13,985	4,549	10,166	5,460	4,168
25,326	25,358	25,344	25,348	33,618	25,318
3,558	3,905	1,721	2,252	1,285	4,406
895	4,246	1,498	211	253	12,471
28,973	54,265	24,527	41,253	22,317	23,201

627,919	1,498,867	519,019	1,044,486	718,544	552,421
(8,359)	(3,191)	(4,711)	(5,822)	(5,169)	(25,930)

619,560	1,495,676	514,308	1,038,664	713,375	526,491

281,353	130,524	205,307	(170,402)	347,887	868,173

12,374,185	26,892,462	5,370,827	5,389,992	3,216,292	4,937,104
-	-	3	-	-	-

(2,638,068)	68,512	3,471,242	(1,444,372)	7,021,570	(2,498,233)

9,736,117	26,960,974	8,842,072	3,945,620	10,237,862	2,438,871

$10,017,470	$27,091,498	$9,047,379	$3,775,218	$10,585,749	$3,307,044

FINANCIAL STATEMENTS	65

STATEMENTS OF CHANGES IN NET ASSETS

	ICON Consumer Discretionary Fund		ICON Consumer Staples Fund
	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012
Operations
Net investment income/(loss)	$(144,778)	$107,080	$747,097	$377,838
Net realized gain/(loss)	17,367,080	1,721,881	5,151,989	1,416,484
Change in net unrealized appreciation/(depreciation)	(5,298,877)	11,806,915	(1,187,254)	3,306,301

Net increase/(decrease) in net assets resulting from operations	11,923,425	13,635,876	4,711,832	5,100,623

Dividends and Distributions to Shareholders
Net investment income
Class S	(107,081)	–	(705,385)	(607,366)
Class C	–	–	(14,925)	(4,771)
Class A	–	–	(34,332)	(37,597)
Net realized gains
Class S	–	–	–	–
Class C	–	–	–	–
Class A	–	–	–	–

Net decrease from dividends and distributions	(107,081)	–	(754,642)	(649,734)

Fund Share Transactions
Shares sold
Class S	43,652,744	41,313,577	21,836,090	38,108,999
Class C	401,289	41,835	813,655	858,192
Class A	4,395,182	12,555,595	3,932,331	3,237,040
Reinvested dividends and distributions
Class S	105,010	–	692,727	590,753
Class C	–	–	4,317	3,283
Class A	–	–	29,553	36,134
Shares repurchased
Class S	(73,391,087)	(29,433,208)	(30,093,447)	(26,025,739)
Class C	(36,831)	(19,367)	(124,117)	(20,676)
Class A	(1,812,004)	(12,336,129)	(2,752,989)	(1,931,826)

Net increase/(decrease) from fund share transactions	(26,685,697)	12,122,303	(5,661,880)	14,856,160

Total net increase/(decrease) in net assets	(14,869,353)	25,758,179	(1,704,690)	19,307,049
Net Assets
Beginning of year	59,924,419	34,166,240	39,999,826	20,692,777

End of year	$45,055,066	$59,924,419	$38,295,136	$39,999,826

66	FINANCIAL STATEMENTS

ICON Energy Fund		ICON Financial Fund		ICON Healthcare Fund
Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012

$5,159,129	$5,254,624	$281,353	$307,391	$130,524	$965,962
51,204,122	(14,957,676)	12,374,185	389,339	26,892,462	3,733,841

51,972,292	111,974,219	(2,638,068)	9,758,028	68,512	19,012,768

108,335,543	102,271,167	10,017,470	10,454,758	27,091,498	23,712,571

(7,939,013)	(4,918,808)	(212,181)	(210,303)	(960,315)	(661,181)
(40,680)	(14,407)	(2,641)	(30)	(830)	(198)
(198,437)	(36,255)	(87,060)	(365)	(4,814)	(1,982)

–	(13,005,707)	–	–	–	–
–	(124,748)	–	–	–	–
–	(160,032)	–	–	–	–

(8,178,130)	(18,259,957)	(301,882)	(210,698)	(965,959)	(663,361)

198,302,565	120,855,909	29,654,752	27,764,740	43,127,373	59,020,177
6,783,056	3,912,708	243,546	1,000	146,690	78,893
17,708,600	11,659,637	819,285	8,825,613	11,232,441	544,015

7,493,213	16,918,343	206,388	205,516	908,195	617,310
32,808	123,901	2,641	30	494	198
156,316	166,811	71,977	127	3,781	1,781

(208,619,981)	(209,071,623)	(54,045,138)	(42,061,174)	(77,710,064)	(56,788,889)
(1,988,902)	(1,176,364)	(4,217)	(9,535)	(28,984)	(7,628)
(10,731,767)	(3,368,788)	(10,555,135)	(459,328)	(9,058,937)	(346,970)

9,135,908	(59,979,466)	(33,605,901)	(5,733,011)	(31,379,011)	3,118,887

109,293,321	24,031,744	(23,890,313)	4,511,049	(5,253,472)	26,168,097

591,147,596	567,115,852	36,975,891	32,464,842	101,431,190	75,263,093

$700,440,917	$591,147,596	$13,085,578	$36,975,891	$96,177,718	$101,431,190

FINANCIAL STATEMENTS	67

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Consumer Discretionary Fund		ICON Consumer Staples Fund
	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012
Transactions in Fund Shares
Shares sold
Class S	3,395,262	3,838,023	2,043,041	3,984,680
Class C	30,502	4,075	76,170	88,143
Class A	332,826	1,265,567	342,500	341,933
Reinvested dividends and distributions
Class S	9,147	–	64,320	62,161
Class C	–	–	403	346
Class A	–	–	2,678	3,860
Shares repurchased
Class S	(5,587,832)	(2,787,134)	(2,766,875)	(2,756,946)
Class C	(2,785)	(1,766)	(11,686)	(2,125)
Class A	(135,510)	(1,134,440)	(247,161)	(202,173)

Net increase/(decrease)	(1,958,390)	1,184,325	(496,610)	1,519,879

Shares outstanding, beginning of year	5,073,152	3,888,827	3,922,102	2,402,223

Shares outstanding, end of year	3,114,762	5,073,152	3,425,492	3,922,102

Accumulated undistributed net investment income/(loss)	$(144,779)	$107,080	$327	$7,872

The accompanying notes are an integral part of the financial statements.

68	FINANCIAL STATEMENTS

ICON Energy Fund		ICON Financial Fund		ICON Healthcare Fund
Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012

9,319,960	6,426,038	4,375,423	5,007,873	2,183,690	3,772,473
319,293	208,736	40,854	188	7,542	4,831
838,402	640,406	124,095	1,623,709	584,040	33,895

401,996	970,645	34,227	42,288	51,749	43,138
1,776	7,162	450	6	29	14
8,404	9,581	12,036	26	217	125

(10,092,638)	(11,259,069)	(7,408,147)	(7,376,904)	(3,826,521)	(3,607,680)
(97,341)	(64,819)	(582)	(1,661)	(1,548)	(488)
(511,867)	(183,587)	(1,557,301)	(80,699)	(435,642)	(20,932)

187,985	(3,244,907)	(4,378,945)	(785,174)	(1,436,444)	225,376

30,834,983	34,079,890	6,134,856	6,920,030	5,776,140	5,550,764

31,022,968	30,834,983	1,755,911	6,134,856	4,339,696	5,776,140

$1,301,971	$5,791,817	$278,277	$301,877	$130,520	$965,955

FINANCIAL STATEMENTS	69

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Industrials Fund		ICON Information Technology Fund
	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012
Operations
Net investment income/(loss)	$205,307	$420,657	$(170,402)	$(143,424)
Net realized gain/(loss)	5,370,830	3,544,086	5,389,992	(316,676)
Change in net unrealized appreciation/(depreciation)	3,471,242	7,192,118	(1,444,372)	18,102,518

Net increase/(decrease) in net assets resulting from operations	9,047,379	11,156,861	3,775,218	17,642,418

Dividends and Distributions to Shareholders
Net investment income
Class S	(420,405)	(533,894)	–	–
Class C	–	(101)	–	–
Class A	(217)	(1,598)	–	–

Net decrease from dividends and distributions	(420,622)	(535,593)	–	–

Fund Share Transactions
Shares sold
Class S	7,173,504	9,116,007	17,162,900	31,212,015
Class C	74,596	15,368	181,126	290,459
Class A	4,283,513	2,866,767	2,303,876	1,490,272
Reinvested dividends and distributions
Class S	414,890	525,486	–	–
Class C	–	55	–	–
Class A	175	548	–	–
Shares repurchased
Class S	(21,215,368)	(31,170,444)	(30,428,290)	(26,579,338)
Class C	(6,000)	(21,576)	(177,556)	(8,609)
Class A	(328,907)	(2,948,167)	(1,345,123)	(106,906)

Net increase/(decrease) from fund share transactions	(9,603,597)	(21,615,956)	(12,303,067)	6,297,893

Total net increase/(decrease) in net assets	(976,840)	(10,994,688)	(8,527,849)	23,940,311
Net Assets
Beginning of year	39,795,426	50,790,114	85,024,074	61,083,763

End of year	$38,818,586	$39,795,426	$76,496,225	$85,024,074

70	FINANCIAL STATEMENTS

ICON Materials Fund		ICON Utilities Fund
Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012

$347,887	$569,890	$868,173	$912,208
3,216,292	1,938,852	4,937,104	361,079

7,021,570	11,086,211	(2,498,233)	1,826,061

10,585,749	13,594,953	3,307,044	3,099,348

(562,814)	(645,281)	(720,511)	(787,907)
(522)	(1,002)	(63,357)	(80,281)
(6,559)	(4,720)	(86,104)	(187,259)

(569,895)	(651,003)	(869,972)	(1,055,447)

38,528,676	8,002,597	34,316,231	20,476,677
39,207	71,781	94,411	3,909,159
3,429,905	168,201	817,380	6,771,649

518,793	586,449	654,271	686,914
473	923	19,963	36,141
5,232	3,278	46,543	91,904

(24,745,973)	(38,839,092)	(31,490,277)	(20,585,025)
(51,875)	(25,844)	(715,484)	(809,410)
(2,218,510)	(225,421)	(5,719,639)	(514,585)

15,505,928	(30,257,128)	(1,976,601)	10,063,424

25,521,782	(17,313,178)	460,471	12,107,325

42,361,203	59,674,381	33,892,601	21,785,276

$67,882,985	$42,361,203	$34,353,072	$33,892,601

FINANCIAL STATEMENTS	71

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Industrials Fund		ICON Information Technology Fund
	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012
Transactions in Fund Shares
Shares sold
Class S	770,135	1,103,070	1,627,939	3,027,960
Class C	7,472	1,849	17,981	28,703
Class A	426,449	344,128	204,149	142,036
Reinvested dividends and distributions
Class S	49,628	69,694	–	–
Class C	–	7	–	–
Class A	21	73	–	–
Shares repurchased
Class S	(2,361,282)	(3,827,215)	(2,944,037)	(2,685,759)
Class C	(570)	(2,595)	(17,570)	(816)
Class A	(32,904)	(342,247)	(129,555)	(10,696)

Net increase/(decrease)	(1,141,051)	(2,653,236)	(1,241,093)	501,428

Shares outstanding, beginning of year	4,821,076	7,474,312	7,931,498	7,430,070

Shares outstanding, end of year	3,680,025	4,821,076	6,690,405	7,931,498

Accumulated undistributed net investment income/(loss)	$198,892	$420,620	$(290,634)	$(105,973)

The accompanying notes are an integral part of the financial statements.

72	FINANCIAL STATEMENTS

ICON Materials Fund		ICON Utilities Fund
Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012

3,213,924	722,271	4,739,990	3,079,659
3,256	6,709	13,503	600,513
268,253	15,763	111,218	1,048,723

47,903	58,940	91,047	101,750
44	94	2,846	5,426
484	330	6,655	13,780

(2,106,268)	(3,597,504)	(4,252,491)	(3,116,021)
(4,677)	(2,440)	(103,007)	(125,065)
(176,505)	(21,569)	(838,700)	(76,922)

1,246,414	(2,817,406)	(228,939)	1,531,843

3,810,407	6,627,813	4,997,082	3,465,239

5,056,821	3,810,407	4,768,143	4,997,082

$347,882	$569,893	$3,401	$5,200

FINANCIAL STATEMENTS	73

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Consumer Discretionary Fund
Class S
Year ended September 30, 2013	$11.82	$(0.03)	$2.73	$2.70	$(0.02)	$–
Year ended September 30, 2012	8.79	0.03	3.00	3.03	–	–
Year ended September 30, 2011	7.92	(0.02)	0.89	0.87	–	–
Year ended September 30, 2010	6.83	(0.05)	1.42	1.37	(0.28)	–
Year ended September 30, 2009	7.19	0.01	(0.37)	(0.36)	–	–
Class C
Year ended September 30, 2013	11.57	(0.24)	2.72	2.48	–	–
Year ended September 30, 2012	8.72	(0.12)	2.97	2.85	–	–
Year ended September 30, 2011	7.92	(0.12)	0.92	0.80	–	–
Class A
Year ended September 30, 2013	11.65	(0.09)	2.69	2.60	–	–
Year ended September 30, 2012	8.75	(0.02)	2.92	2.90	–	–
Year ended September 30, 2011	7.92	(0.06)	0.89	0.83	–	–
ICON Consumer Staples Fund
Class S
Year ended September 30, 2013	10.20	0.21	0.98	1.19	(0.21)	–
Year ended September 30, 2012	8.61	0.14	1.69	1.83	(0.24)	–
Year ended September 30, 2011	8.08	0.10	0.52	0.62	(0.09)	–
Year ended September 30, 2010	7.32	0.08	0.76	0.84	(0.08)	–
Year ended September 30, 2009	7.37	0.04	(0.09)	(0.05)	–	–	(c)
Class C
Year ended September 30, 2013	10.06	0.08	0.99	1.07	(0.11)	–
Year ended September 30, 2012	8.53	0.05	1.66	1.71	(0.18)	–
Year ended September 30, 2011	8.08	0.04	0.50	0.54	(0.09)	–
Class A
Year ended September 30, 2013	10.24	0.14	1.03	1.17	(0.18)	–
Year ended September 30, 2012	8.68	0.11	1.68	1.79	(0.23)	–
Year ended September 30, 2011	8.08	0.11	0.58	0.69	(0.09)	–

74	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits		Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.02)	$14.50	22.91%	$39,883	1.38%	1.38	%(b)	(0.21)%	(0.21)%	87.00%
–	11.82	34.47%	58,314	1.40%	1.40	%(b)	0.26%	0.26%	91.24%
–	8.79	10.98%	34,123	1.54%	1.54	%(b)	(0.23)%	(0.23)%	107.57%
(0.28)	7.92	20.61%	17,750	2.02%	2.02%		(0.62)%	(0.62)%	194.84%
–	6.83	(5.01)%	14,205	1.63%	1.63%		0.14%	0.14%	200.23%

–	14.05	21.43%	473	3.68%	2.75	%(b)	(2.74)%	(1.81)%	87.00%
–	11.57	32.68%	69	6.01%	2.75	%(b)	(4.42)%	(1.16)%	91.24%
–	8.72	10.10%	32	13.14%	2.75	%(b)	(11.73)%	(1.34)%	107.57%

–	14.25	22.42%	4,699	1.78%	1.78	%(b)	(0.66)%	(0.66)%	87.00%
–	11.65	33.03%	1,542	1.78%	1.78	%(b)	(0.20)%	(0.20)%	91.24%
–	8.75	10.48%	11	18.49%	1.98	%(b)	(17.17)%	(0.66)%	107.57%

(0.21)	11.18	11.75%	33,813	1.51%	1.51	%(b)	1.92%	1.92%	90.51%
(0.24)	10.20	21.50%	37,567	1.55%	1.51	%(b)	1.40%	1.44%	81.81%
(0.09)	8.61	7.64%	20,614	1.57%	1.50	%(b)	1.03%	1.10%	109.56%
(0.08)	8.08	11.56%	30,640	1.54%	1.54%		0.98%	0.98%	86.31%
– (c)	7.32	(0.64)%	26,074	1.58%	1.58%		0.72%	0.72%	134.29%

(0.11)	11.02	10.69%	1,738	2.61%	2.50	%(b)	0.61%	0.72%	90.51%
(0.18)	10.06	20.26%	934	3.33%	2.51	%(b)	(0.35)%	0.47%	81.81%
(0.09)	8.53	6.65%	55	7.00%	2.50	%(b)	(4.09)%	0.41%	109.56%

(0.18)	11.23	11.52%	2,744	1.84%	1.75	%(b)	1.20%	1.29%	90.51%
(0.23)	10.24	20.94%	1,499	2.05%	1.77	%(b)	0.82%	1.10%	81.81%
(0.09)	8.68	8.52%	24	7.60%	1.75	%(b)	(4.60)%	1.25%	109.56%

FINANCIAL HIGHLIGHTS	75

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Energy Fund
Class S
Year ended September 30, 2013	$19.18	$0.18	$3.51	$3.69	$(0.28)	$–
Year ended September 30, 2012	16.64	0.16	2.93	3.09	(0.15)	(0.40)
Year ended September 30, 2011	16.69	0.16	–	0.16	(0.21)	–
Year ended September 30, 2010	16.92	0.21	(0.23)	(0.02)	(0.21)	–
Year ended September 30, 2009	27.06	0.21	(2.41)	(2.20)	(0.12)	(7.82)
Class C
Year ended September 30, 2013	18.87	(0.05)	3.48	3.43	(0.09)	–
Year ended September 30, 2012	16.47	(0.04)	2.88	2.84	(0.04)	(0.40)
Year ended September 30, 2011	16.69	(0.10)	0.09	(0.01)	(0.21)	–
Class A
Year ended September 30, 2013	19.12	0.11	3.51	3.62	(0.24)	–
Year ended September 30, 2012	16.59	0.11	2.91	3.02	(0.09)	(0.40)
Year ended September 30, 2011	16.69	0.08	0.03	0.11	(0.21)	–
ICON Financial Fund
Class S
Year ended September 30, 2013	6.04	0.04	1.44	1.48	(0.05)	–
Year ended September 30, 2012	4.69	0.04	1.34	1.38	(0.03)	–
Year ended September 30, 2011	5.55	0.03	(0.87)	(0.84)	(0.02)	–
Year ended September 30, 2010	5.97	0.02	(0.32)	(0.30)	(0.12)	–
Year ended September 30, 2009	8.55	0.09	(2.43)	(2.34)	(0.24)	–
Class C
Year ended September 30, 2013	5.91	(0.03)	1.39	1.36	(0.07)	–
Year ended September 30, 2012	4.64	(0.02)	1.31	1.29	(0.02)	–
Year ended September 30, 2011	5.55	(0.02)	(0.87)	(0.89)	(0.02)	–
Class A
Year ended September 30, 2013	5.99	0.06	1.38	1.44	(0.06)	–
Year ended September 30, 2012	4.68	0.01	1.33	1.34	(0.03)	–
Year ended September 30, 2011	5.55	0.01	(0.86)	(0.85)	(0.02)	–

76	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits		Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.28)	$22.59	19.55%	$659,581	1.29%	1.29	%(b)	0.85%	0.85%	88.16%
(0.55)	19.18	18.87%	567,054	1.23%	1.23	%(b)	0.87%	0.87%	74.41%
(0.21)	16.64	0.80%	556,393	1.20%	1.20	%(b)	0.77%	0.77%	88.31%
(0.21)	16.69	(0.17)%	510,181	1.24%	1.24%		1.26%	1.26%	169.86%
(7.94)	16.92	(1.73)%	560,555	1.24%	1.24%		1.39%	1.39%	186.47%

(0.09)	22.21	18.30%	14,691	2.35%	2.35	%(b)	(0.25)%	(0.25)%	88.16%
(0.44)	18.87	17.50%	8,257	2.36%	2.36	%(b)	(0.20)%	(0.20)%	74.41%
(0.21)	16.47	(0.23)%	4,718	2.47%	2.47	%(b)	(0.47)%	(0.47)%	88.31%

(0.24)	22.50	19.21%	26,170	1.61%	1.61	%(b)	0.51%	0.51%	88.16%
(0.49)	19.12	18.47%	15,836	1.55%	1.55	%(b)	0.61%	0.61%	74.41%
(0.21)	16.59	0.49%	6,005	1.70%	1.70	%(b)	0.38%	0.38%	88.31%

(0.05)	7.47	24.68%	11,853	1.47%	1.47	%(b)	0.65%	0.65%	95.21%
(0.03)	6.04	29.54%	27,696	1.39%	1.39	%(b)	0.70%	0.70%	95.47%
(0.02)	4.69	(15.18)%	32,432	1.40%	1.40	%(b)	0.44%	0.44%	100.23%
(0.12)	5.55	(5.11)%	58,750	1.43%	1.43%		0.36%	0.36%	143.36%
(0.24)	5.97	(26.80)%	82,067	1.42%	1.42%		1.70%	1.70%	194.00%

(0.07)	7.20	23.18%	296	3.19%	2.51	%(b)	(1.07)%	(0.40)%	95.21%
(0.02)	5.91	27.79%	3	23.96%	2.51	%(b)	(21.84)%	(0.39)%	95.47%
(0.02)	4.64	(16.08)%	9	35.28%	2.50	%(b)	(33.22)%	(0.44)%	100.23%

(0.06)	7.37	24.20%	936	1.88%	1.76	%(b)	0.82%	0.94%	95.21%
(0.03)	5.99	28.83%	9,278	1.80%	1.77	%(b)	0.09%	0.12%	95.47%
(0.02)	4.68	(15.36)%	24	7.37%	1.75	%(b)	(5.50)%	0.12%	100.23%

FINANCIAL HIGHLIGHTS	77

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Healthcare Fund
Class S
Year ended September 30, 2013	$17.56	$0.03	$4.75	$4.78	$(0.17)	$–
Year ended September 30, 2012	13.56	0.17	3.97	4.14	(0.14)	–
Year ended September 30, 2011	12.78	0.12	0.73	0.85	(0.07)	–
Year ended September 30, 2010	12.29	0.04	0.63	0.67	(0.18)	–
Year ended September 30, 2009	13.49	0.08	(1.28)	(1.20)	–	–
Class C
Year ended September 30, 2013	17.21	(0.21)	4.67	4.46	(0.12)	–
Year ended September 30, 2012	13.43	(0.01)	3.91	3.90	(0.12)	–
Year ended September 30, 2011	12.78	(0.01)	0.73	0.72	(0.07)	–
Class A
Year ended September 30, 2013	17.42	(0.03)	4.69	4.66	(0.16)	–
Year ended September 30, 2012	13.53	0.11	3.94	4.05	(0.16)	–
Year ended September 30, 2011	12.78	0.12	0.70	0.82	(0.07)	–
ICON Industrials Fund
Class S
Year ended September 30, 2013	8.26	0.06	2.35	2.41	(0.11)	–
Year ended September 30, 2012	6.80	0.07	1.48	1.55	(0.09)	–
Year ended September 30, 2011	7.47	0.07	(0.67)	(0.60)	(0.07)	–
Year ended September 30, 2010	6.38	0.05	1.17	1.22	(0.13)	–
Year ended September 30, 2009	8.16	0.08	(1.82)	(1.74)	(0.04)	–
Class C
Year ended September 30, 2013	8.12	(0.06)	2.35	2.29	–	–
Year ended September 30, 2012	6.72	(0.01)	1.46	1.45	(0.05)	–
Year ended September 30, 2011	7.47	(0.02)	(0.66)	(0.68)	(0.07)	–
Class A
Year ended September 30, 2013	8.10	– (c)	2.36	2.36	(0.01)	–
Year ended September 30, 2012	6.76	0.08	1.35	1.43	(0.09)	–
Year ended September 30, 2011	7.47	0.05	(0.69)	(0.64)	(0.07)	–

78	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits		Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.17)	$22.17	27.48%	$92,171	1.39%	1.39	%(b)	0.13%	0.13%	111.86%
(0.14)	17.56	30.76%	100,938	1.34%	1.34	%(b)	1.08%	1.08%	47.59%
(0.07)	13.56	6.66%	75,116	1.36%	1.36	%(b)	0.85%	0.85%	83.63%
(0.18)	12.78	5.39%	72,554	1.36%	1.36%		0.31%	0.31%	102.42%
–	12.29	(8.90)%	110,605	1.37%	1.37%		0.74%	0.74%	105.75%

(0.12)	21.55	26.11%	259	4.42%	2.50	%(b)	(2.98)%	(1.06)%	111.86%
(0.12)	17.21	29.24%	103	11.81%	2.51	%(b)	(9.38)%	(0.08)%	47.59%
(0.07)	13.43	5.64%	22	31.38%	2.50	%(b)	(28.98)%	(0.10)%	83.63%

(0.16)	21.92	26.95%	3,748	1.69%	1.69	%(b)	(0.15)%	(0.15)%	111.86%
(0.16)	17.42	30.19%	390	2.89%	1.76	%(b)	(0.46)%	0.67%	47.59%
(0.07)	13.53	6.42%	126	7.15%	1.75	%(b)	(4.58)%	0.82%	83.63%

(0.11)	10.56	29.52%	34,409	1.46%	1.46	%(b)	0.60%	0.60%	45.66%
(0.09)	8.26	22.99%	39,621	1.40%	1.40	%(b)	0.91%	0.91%	33.73%
(0.07)	6.80	(8.21)%	50,653	1.36%	1.36	%(b)	0.80%	0.80%	55.87%
(0.13)	7.47	19.40%	71,607	1.40%	1.40%		0.73%	0.73%	54.34%
(0.04)	6.38	(21.25)%	70,535	1.37%	1.37%		1.39%	1.39%	96.24%

–	10.41	28.20%	87	9.86%	2.50	%(b)	(8.02)%	(0.66)%	45.66%
(0.05)	8.12	21.58%	12	13.40%	2.51	%(b)	(11.07)%	(0.18)%	33.73%
(0.07)	6.72	(9.29)%	15	13.56%	2.50	%(b)	(11.29)%	(0.23)%	55.87%

(0.01)	10.45	29.20%	4,322	2.09%	1.75	%(b)	(0.32)%	0.02%	45.66%
(0.09)	8.10	21.21%	163	2.50%	1.75	%(b)	0.18%	0.93%	33.73%
(0.07)	6.76	(8.75)%	122	3.46%	1.75	%(b)	(1.12)%	0.59%	55.87%

FINANCIAL HIGHLIGHTS	79

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Information Technology Fund
Class S
Year ended September 30, 2013	$10.72	$(0.02)	$0.74	$0.72	$–	$–
Year ended September 30, 2012	8.22	(0.02)	2.52	2.50	–	–
Year ended September 30, 2011	8.05	(0.04)	0.21	0.17	–	–
Year ended September 30, 2010	7.79	(0.05)	0.35	0.30	(0.04)	–
Year ended September 30, 2009	7.86	(0.01)	(0.06)	(0.07)	–	–
Class C
Year ended September 30, 2013	10.49	(0.14)	0.72	0.58	–	–
Year ended September 30, 2012	8.13	(0.13)	2.49	2.36	–	–
Year ended September 30, 2011	8.05	(0.13)	0.21	0.08	–	–
Class A
Year ended September 30, 2013	10.65	(0.05)	0.70	0.65	–	–
Year ended September 30, 2012	8.20	(0.06)	2.51	2.45	–	–
Year ended September 30, 2011	8.05	(0.05)	0.20	0.15	–	–
ICON Materials Fund
Class S
Year ended September 30, 2013	11.12	0.09	2.40	2.49	(0.18)	–
Year ended September 30, 2012	9.00	0.11	2.11	2.22	(0.10)	–
Year ended September 30, 2011	10.06	0.08	(1.08)	(1.00)	(0.06)	–
Year ended September 30, 2010	8.93	0.05	1.18	1.23	(0.10)	–
Year ended September 30, 2009	9.81	0.11	(0.91)	(0.80)	(0.08)	–
Class C
Year ended September 30, 2013	10.94	(0.04)	2.38	2.34	(0.04)	–
Year ended September 30, 2012	8.92	– (c)	2.08	2.08	(0.06)	–
Year ended September 30, 2011	10.06	(0.03)	(1.05)	(1.08)	(0.06)	–
Class A
Year ended September 30, 2013	11.07	0.05	2.38	2.43	(0.14)	–
Year ended September 30, 2012	8.97	0.08	2.10	2.18	(0.08)	–
Year ended September 30, 2011	10.06	0.05	(1.08)	(1.03)	(0.06)	–

80	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits		Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits	Portfolio turnover rate(a)

$–	$11.44	6.72%	$73,851	1.38%	1.38	%(b)	(0.22)%	(0.22)%	51.71%
–	10.72	30.41%	83,330	1.34%	1.34	%(b)	(0.20)%	(0.20)%	35.22%
–	8.22	2.11%	61,081	1.34%	1.34	%(b)	(0.40)%	(0.40)%	44.84%
(0.04)	8.05	3.91%	77,269	1.37%	1.37%		(0.58)%	(0.58)%	68.32%
–	7.79	(0.89)%	119,250	1.38%	1.38%		(0.09)%	(0.09)%	89.87%

–	11.07	5.53%	315	3.31%	2.50	%(b)	(2.16)%	(1.36)%	51.71%
–	10.49	29.03%	294	4.46%	2.50	%(b)	(3.22)%	(1.26)%	35.22%
–	8.13	0.99%	1	115.00%	2.51	%(b)	(113.96)%	(1.47)%	44.84%

–	11.30	6.10%	2,330	2.23%	1.75	%(b)	(0.94)%	(0.45)%	51.71%
–	10.65	29.88%	1,400	2.87%	1.75	%(b)	(1.71)%	(0.59)%	35.22%
–	8.20	1.86%	1	215.56%	1.75	%(b)	(214.36)%	(0.55)%	44.84%

(0.18)	13.43	22.73%	65,782	1.45%	1.45	%(b)	0.72%	0.72%	55.66%
(0.10)	11.12	24.85%	41,627	1.39%	1.39	%(b)	1.00%	1.00%	40.89%
(0.06)	9.00	(10.07)%	59,068	1.33%	1.33	%(b)	0.73%	0.73%	62.97%
(0.10)	10.06	13.92%	87,856	1.38%	1.38%		0.54%	0.54%	70.80%
(0.08)	8.93	(7.87)%	95,028	1.40%	1.40%		1.50%	1.50%	134.88%

(0.04)	13.24	21.43%	218	4.12%	2.50	%(b)	(1.95)%	(0.33)%	55.66%
(0.06)	10.94	23.36%	195	4.29%	2.51	%(b)	(1.82)%	(0.04)%	40.89%
(0.06)	8.92	(10.87)%	120	4.11%	2.50	%(b)	(1.91)%	(0.30)%	62.97%

(0.14)	13.36	22.24%	1,883	2.02%	1.75	%(b)	0.17%	0.44%	55.66%
(0.08)	11.07	24.44%	539	2.12%	1.76	%(b)	0.34%	0.70%	40.89%
(0.06)	8.97	(10.37)%	487	2.26%	1.74	%(b)	(0.07)%	0.45%	62.97%

FINANCIAL HIGHLIGHTS	81

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Utilities Fund
Class S
Year ended September 30, 2013	$6.81	$0.20	$0.43	$0.63	$(0.22)	$–
Year ended September 30, 2012	6.29	0.20	0.55	0.75	(0.23)	–
Year ended September 30, 2011	6.15	0.24	0.31	0.55	(0.41)	–
Year ended September 30, 2010	5.66	0.19	0.44	0.63	(0.14)	–
Year ended September 30, 2009	6.34	0.14	(0.44)	(0.30)	(0.38)	–
Class C
Year ended September 30, 2013	6.72	0.13	0.42	0.55	(0.15)	–
Year ended September 30, 2012	6.21	0.14	0.57	0.71	(0.20)	–
Year ended September 30, 2011	6.15	0.25	0.22	0.47	(0.41)	–
Class A
Year ended September 30, 2013	6.73	0.18	0.42	0.60	(0.19)	–
Year ended September 30, 2012	6.24	0.20	0.53	0.73	(0.24)	–
Year ended September 30, 2011	6.15	0.34	0.17	0.51	(0.42)	–

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
(a)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than a year.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(c)	Amount less than $0.005.

The accompanying notes are an integral part of the financial statements.

82	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits		Before expense limitation/ and transfer agent earnings credits	After expense limitation/ and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.22)	$7.22	9.25%	$29,117	1.62%	1.51	%(b)	2.71%	2.81%	121.14%
(0.23)	6.81	12.01%	23,524	1.53%	1.51	%(b)	3.00%	3.02%	50.92%
(0.41)	6.29	9.16%	21,313	1.61%	1.51	%(b)	3.75%	3.85%	114.73%
(0.14)	6.15	11.16%	32,036	1.67%	1.67%		3.28%	3.28%	84.45%
(0.38)	5.66	(4.39)%	22,547	1.70%	1.70%		2.70%	2.70%	90.27%

(0.15)	7.12	8.16%	2,834	2.47%	2.47	%(b)	1.89%	1.89%	121.14%
(0.20)	6.72	11.53%	3,256	2.47%	2.47	%(b)	2.17%	2.17%	50.92%
(0.41)	6.21	7.77%	24	122.08%	2.50	%(b)	(115.58)%	4.00%	114.73%

(0.19)	7.14	8.96%	2,402	1.74%	1.74	%(b)	2.55%	2.55%	121.14%
(0.24)	6.73	11.81%	7,113	1.70%	1.70	%(b)	3.03%	3.03%	50.92%
(0.42)	6.24	8.56%	449	185.34%	1.75	%(b)	(178.27)%	5.32%	114.73%

FINANCIAL HIGHLIGHTS	83

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

1.  Organization

The ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Materials Fund, and ICON Utilities Fund are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end non-diversified investment management company. Each Fund offers three classes of shares: Class S, Class C and Class A. All classes have equal rights as to earnings, assets, and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently nine other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds invest primarily in securities of companies whose principal business activities fall within specific sectors and industries. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a more diversified fund. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity and small market share.

84	NOTES TO FINANCIAL STATEMENTS

The ICON Consumer Staples Fund has a significant weighting in the Tobacco industry, the ICON Energy Fund has a significant weighting in the Integrated Oil & Gas industry and the Oil & Gas Equipment & Services industry, the ICON Healthcare Fund has a significant weighting in the Pharmaceuticals industry, and the ICON Utilities Fund has a significant weighting in the Electric Utilities industry and the Multi-Utilities industry which may cause the Funds’ performance to be susceptible to the economic, business and/or other developments that may affect those industries.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the

NOTES TO FINANCIAL STATEMENTS	85

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

pricing service’s valuation is considered inaccurate or does not in the Funds’ judgment reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a

86	NOTES TO FINANCIAL STATEMENTS

Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2013:

	Level 1	Level 2	Total
ICON Consumer Discretionary Fund*
Assets
Common Stocks	$36,950,293	$-	$36,950,293
Collateral for Securities on Loan	-	1,691,451	1,691,451
Short-Term Investments	-	7,639,702	7,639,702

Total	$36,950,293	$9,331,153	$46,281,446

ICON Consumer Staples Fund*
Assets
Common Stocks	$37,877,880	$-	$37,877,880
Short-Term Investments	-	338,712	338,712

Total	$37,877,880	$338,712	$38,216,592

NOTES TO FINANCIAL STATEMENTS	87

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Level 1	Level 2	Total
ICON Energy Fund*
Assets
Common Stocks	$668,820,920	$-	$668,820,920
Collateral for Securities on Loan	-	5,032,720	5,032,720
Short-Term Investments	-	31,735,280	31,735,280

Total	$668,820,920	$36,768,000	$705,588,920

ICON Financial Fund*
Assets
Common Stocks	$10,252,336	$-	$10,252,336
Short-Term Investments	-	2,643,108	2,643,108

Total	$10,252,336	$2,643,108	$12,895,444

ICON Healthcare Fund*
Assets
Common Stocks	$91,714,614	$-	$91,714,614
Collateral for Securities on Loan	-	2,982,098	2,982,098
Short-Term Investments	-	6,535,856	6,535,856

Total	$91,714,614	$9,517,954	$101,232,568

ICON Industrials Fund*
Assets
Common Stocks	$35,432,682	$-	$35,432,682
Short-Term Investments	-	4,295,608	4,295,608

Total	$35,432,682	$4,295,608	$39,728,290

ICON Information Technology Fund*
Assets
Common Stocks	$68,532,367	$-	$68,532,367
Short-Term Investments	-	10,415,437	10,415,437

Total	$68,532,367	$10,415,437	$78,947,804

ICON Materials Fund*
Assets
Common Stocks	$60,011,435	$-	$60,011,435
Short-Term Investments	-	9,242,982	9,242,982

Total	$60,011,435	$9,242,982	$69,254,417

ICON Utilities Fund*
Assets
Common Stocks	$34,080,299	$-	$34,080,299
Short-Term Investments	-	101,999	101,999

Total	$34,080,299	$101,999	$34,182,298

88	NOTES TO FINANCIAL STATEMENTS

*	Please refer to the Schedule of Investments and the Sector/Industry Classification tables for additional security details.

No Level 3 securities were held in any of the Funds at September 30, 2013.

For the year ended September 30, 2013, there was no transfer activity between Level 1, Level 2 or Level 3. The end of year timing recognition is used for transfers between levels of the Fund’s assets and liabilities.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in

NOTES TO FINANCIAL STATEMENTS	89

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2013, is included in the Statement of Operations.

For the year ended September 30, 2013, the following Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
ICON Consumer Discretionary Fund	$1,658,952	$1,691,451
ICON Energy Fund	4,866,011	5,032,720
ICON Healthcare Fund	2,796,155	2,982,098

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2013. It may also include collateral received from the pre-funding of security loans.

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

90	NOTES TO FINANCIAL STATEMENTS

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

NOTES TO FINANCIAL STATEMENTS	91

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are the class level expenses that are included on the Statement of Operations:

Fund	Legal Expense	Printing And Postage Expense	Transfer Agent Expense
ICON Consumer Discretionary Fund
Class S	$5,354	$13,672	$75,752
Class C	-	259	1,175
Class A	130	(53)	7,243
ICON Consumer Staples Fund
Class S	4,004	13,765	58,775
Class C	125	510	2,922
Class A	176	391	5,245
ICON Energy Fund
Class S	44,128	89,837	896,086
Class C	637	1,856	17,975
Class A	1,165	4,638	35,376
ICON Financial Fund
Class S	1,877	12,081	60,784
Class C	3	242	872
Class A	579	3,415	14,264
ICON Healthcare Fund
Class S	9,178	24,276	193,945
Class C	9	261	1,267
Class A	205	529	3,705
ICON Industrials Fund
Class S	2,455	11,101	49,995
Class C	(1)	221	800
Class A	(152)	337	1,473

92	NOTES TO FINANCIAL STATEMENTS

Fund	Legal Expense	Printing And Postage Expense	Transfer Agent Expense
ICON Information Technology Fund
Class S	$6,836	$17,193	$115,625
Class C	24	283	1,280
Class A	81	799	2,363
ICON Materials Fund
Class S	1,945	7,975	91,578
Class C	9	262	1,133
Class A	-	410	1,773
ICON Utilities Fund
Class S	1,998	9,392	56,231
Class C	302	840	3,815
Class A	416	1,184	4,231

3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% on the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion.

ICON Advisers has contractually agreed to limit its Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Consumer Discretionary Fund	1.74%	2.74%	1.99%
ICON Consumer Staples Fund	1.50%	2.50%	1.75%
ICON Energy Fund	1.50%	2.50%	1.75%
ICON Financial Fund	1.50%	2.50%	1.75%
ICON Healthcare Fund	1.50%	2.50%	1.75%
ICON Industrials Fund	1.50%	2.50%	1.75%
ICON Information Technology Fund	1.50%	2.50%	1.75%
ICON Materials Fund	1.50%	2.50%	1.75%
ICON Utilities Fund	1.50%	2.50%	1.75%

NOTES TO FINANCIAL STATEMENTS	93

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Funds’ expense limitations will continue in effect until at least January 31, 2014. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2013 the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2014	2015	2016
ICON Consumer Discretionary Fund	$765	$1,981	$1,881
ICON Consumer Staples Fund	1,583	6,526	3,344
ICON Financial Fund	1,033	2,094	8,359
ICON Healthcare Fund	1,752	3,689	3,191
ICON Industrials Fund	869	4,091	4,711
ICON Information Technology Fund	1,826	4,544	5,822
ICON Materials Fund	3,154	5,628	5,169
ICON Utilities Fund	2,715	5,758	25,930

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the fund accounting agent for the Funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction Cusip charges and out-of-pocket expenses. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the

94	NOTES TO FINANCIAL STATEMENTS

Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2013, each Fund’s payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement under which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual distribution and service fee of 1.00% of average daily net assets. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans, if any, by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid $120,000 of the CCO’s salary and the remaining portion is paid by ICON Advisers. For the year ended September 30, 2013, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	95

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Fund may reimburse ICON Advisers for legal work performed for the Fund by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the year ended September 30, 2013, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

4.  Borrowings

The Trust has entered into a Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing is limited to $150 million. Effective March 25, 2013, interest on domestic borrowings is charged at a rate quoted by State Street. Prior to March 25, 2013, interest on domestic borrowings is charged at the higher of the Federal Funds Rate effective on that day and the Overnight LIBOR Rate effective on that day plus 1.25%. The average interest rate charged for the year ended September 30, 2013 was 1.38%.

For the year ended September 30, 2013 the average outstanding loan by Fund was as follows:

Fund*	Average Borrowing (10/1/12-9/30/13)
ICON Consumer Discretionary Fund	$439,223
ICON Consumer Staples Fund	175,464
ICON Energy Fund	138,273
ICON Financial Fund	251,434
ICON Healthcare Fund	276,502
ICON Industrials Fund	118,720
ICON Information Technology Fund	155,125
ICON Materials Fund	84,396
ICON Utilities Fund	306,700

*	There were no outstanding loans as of September 30, 2013.

96	NOTES TO FINANCIAL STATEMENTS

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Consumer Discretionary Fund	$50,541,239	$85,178,151
ICON Consumer Staples Fund	36,036,784	41,857,409
ICON Energy Fund	542,364,854	562,528,934
ICON Financial Fund	36,230,850	72,213,423
ICON Healthcare Fund	112,475,992	148,805,711
ICON Industrials Fund	15,702,076	28,836,672
ICON Information Technology Fund	37,854,139	57,925,978
ICON Materials Fund	33,761,888	26,020,294
ICON Utilities Fund	38,716,570	40,817,275

6.  Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, and net investment losses.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused.

NOTES TO FINANCIAL STATEMENTS	97

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended September 30, 2013 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Consumer Discretionary Fund	$724,922	2017
ICON Financial Fund	46,411,353	2017
	43,715,782	2018
ICON Industrials Fund	2,696,930	2016
	28,045,106	2017
ICON Information Technology Fund	17,922,126	2017
	6,573,259	2018
ICON Materials Fund	7,882,389	2017
	7,349,690	2018
ICON Utilities Fund	755,843	2017
	3,844,832	2018

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2013 the following Funds utilized capital loss carryforwards:

Fund	Amount
ICON Consumer Discretionary Fund	$16,583,749
ICON Consumer Staples Fund	2,185,922
ICON Financial Fund	11,320,296
ICON Healthcare Fund	862,678
ICON Industrials Fund	4,479,569
ICON Information Technology Fund	3,971,552
ICON Materials Fund	2,674,405
ICON Utilities Fund	4,903,430

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2013, were as follows:

	Distributions Paid from
Fund	Ordinary Income	Net Long-Term Gains	Total Distributions Paid
ICON Consumer Discretionary Fund	$107,081	$-	$107,081
ICON Consumer Staples Fund	754,642	-	754,642
ICON Energy Fund	8,178,130	-	8,178,130
ICON Financial Fund	301,882	-	301,882
ICON Healthcare Fund	965,959	-	965,959
ICON Industrials Fund	420,622	-	420,622
ICON Materials Fund	569,895	-	569,895
ICON Utilities Fund	869,972	-	869,972

98	NOTES TO FINANCIAL STATEMENTS

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2012, were as follows:

	Distributions Paid from
Fund	Ordinary Income	Net Long-Term Gains	Total Distributions Paid
ICON Consumer Staples Fund	$649,734	$-	$649,734
ICON Energy Fund	4,969,470	13,290,487	18,259,957
ICON Financial Fund	210,698	-	210,698
ICON Healthcare Fund	663,361	-	663,361
ICON Industrials Fund	535,593	-	535,593
ICON Materials Fund	651,003	-	651,003
ICON Utilities Fund	1,055,447	-	1,055,447

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital Gains	Late Year Loss Deferral**	Capital Loss Carryover	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
ICON Consumer Discretionary Fund	$-	$-	$(144,779)	$(724,922)	$5,332,744	$4,463,043
ICON Consumer Staples Fund	93,743	2,814,535	-	-	2,151,753	5,060,031
ICON Energy Fund	1,301,971	11,645,709	-	-	105,910,179	118,857,859
ICON Financial Fund	278,277	-	-	(90,127,135)	1,028,248	(88,820,610)
ICON Healthcare Fund	5,937,539	20,004,875	-	-	14,071,142	40,013,556
ICON Industrials Fund	198,892	-	-	(30,742,036)	8,626,685	(21,916,459)
ICON Information Technology Fund	-	-	(333,536)	(24,495,385)	18,788,202	(6,040,719)
ICON Materials Fund	347,882	-	-	(15,232,079)	13,802,699	(1,081,498)
ICON Utilities Fund	3,401	-	-	(4,600,675)	(35,347)	(4,632,621)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

**	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

NOTES TO FINANCIAL STATEMENTS	99

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of September 30, 2013, cost of investments for federal income tax purposes and the amounts of gross and net unrealized appreciation/(depreciation) were as follows:

Fund	Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation/ (Depreciation)
ICON Consumer Discretionary Fund	$40,948,702	$5,895,940	$(563,196)	$5,332,744
ICON Consumer Staples Fund	36,064,839	2,477,570	(325,817)	2,151,753
ICON Energy Fund	599,678,741	107,053,968	(1,143,789)	105,910,179
ICON Financial Fund	11,867,196	1,129,117	(100,869)	1,028,248
ICON Healthcare Fund	87,161,425	14,672,719	(601,576)	14,071,143
ICON Industrials Fund	31,101,726	8,931,878	(305,314)	8,626,564
ICON Information Technology Fund	60,159,602	18,860,361	(72,159)	18,788,202
ICON Materials Fund	55,451,718	14,183,622	(380,923)	13,802,699
ICON Utilities Fund	34,217,670	832,046	(867,418)	(35,372)

7.  Accounting Pronouncement

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

100	NOTES TO FINANCIAL STATEMENTS

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require adjustments to or disclosure in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	101

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Materials Fund, and ICON Utilities Fund (nine of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 19, 2013

102	REPORT OF ACCOUNTING FIRM

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2013 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/13 – 9/30/13).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs

EXPENSE EXAMPLE	103

only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expense Paid During Period 4/1/13 - 9/30/13*	Annualized Expense Ratio 4/1/13 - 9/30/13*
Actual Expenses
ICON Consumer Discretionary Fund
Class S	$1,000	$1,129.30	$7.58	1.42%
Class C	1,000	1,123.10	14.64	2.75%
Class A	1,000	1,127.40	9.01	1.69%
ICON Consumer Staples Fund
Class S	1,000	1,014.70	7.78	1.54%
Class C	1,000	1,009.40	12.64	2.51%
Class A	1,000	1,013.50	8.83	1.75%
ICON Energy Fund
Class S	1,000	1,032.90	6.83	1.34%
Class C	1,000	1,027.80	12.15	2.39%
Class A	1,000	1,031.60	8.40	1.65%
ICON Financial Fund
Class S	1,000	1,081.00	7.72	1.48%
Class C	1,000	1,074.60	13.11	2.52%
Class A	1,000	1,077.50	10.26	1.97%
ICON Healthcare Fund
Class S	1,000	1,120.80	7.82	1.47%
Class C	1,000	1,115.40	13.31	2.51%
Class A	1,000	1,118.40	8.82	1.66%
ICON Industrials Fund
Class S	1,000	1,104.60	7.81	1.48%
Class C	1,000	1,098.10	13.15	2.50%
Class A	1,000	1,102.30	9.22	1.75%
ICON Information Technology Fund
Class S	1,000	1,084.40	7.58	1.45%
Class C	1,000	1,080.00	13.04	2.50%
Class A	1,000	1,082.40	9.14	1.75%
ICON Materials Fund
Class S	1,000	1,135.20	7.87	1.47%
Class C	1,000	1,128.70	13.34	2.50%
Class A	1,000	1,133.20	9.36	1.75%
ICON Utilities Fund
Class S	1,000	968.00	7.45	1.51%
Class C	1,000	962.80	12.35	2.51%
Class A	1,000	966.30	9.17	1.86%

104	EXPENSE EXAMPLE

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expense Paid During Period 4/1/13 - 9/30/13*	Annualized Expense Ratio 4/1/13 - 9/30/13*
Hypothetical (assuming a 5% return before expenses)
ICON Consumer Discretionary Fund
Class S	$1,000	$1,017.95	$7.18
Class C	1,000	1,011.28	13.87
Class A	1,000	1,016.60	8.54
ICON Consumer Staples Fund
Class S	1,000	1,017.35	7.79
Class C	1,000	1,012.48	12.66
Class A	1,000	1,016.29	8.85
ICON Energy Fund
Class S	1,000	1,018.35	6.78
Class C	1,000	1,013.09	12.06
Class A	1,000	1,016.80	8.34
ICON Financial Fund
Class S	1,000	1,017.65	7.49
Class C	1,000	1,012.43	12.71
Class A	1,000	1,015.19	9.95
ICON Healthcare Fund
Class S	1,000	1,017.70	7.44
Class C	1,000	1,012.48	12.66
Class A	1,000	1,016.75	8.39
ICON Industrials Fund
Class S	1,000	1,017.65	7.49
Class C	1,000	1,012.53	12.61
Class A	1,000	1,016.29	8.85
ICON Information Technology Fund
Class S	1,000	1,017.80	7.33
Class C	1,000	1,012.53	12.61
Class A	1,000	1,016.29	8.85
ICON Materials Fund
Class S	1,000	1,017.70	7.44
Class C	1,000	1,012.53	12.61
Class A	1,000	1,016.29	8.85
ICON Utilities Fund
Class S	1,000	1,017.50	7.64
Class C	1,000	1,012.48	12.66
Class A	1,000	1,015.74	9.40

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

EXPENSE EXAMPLE	105

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 18 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 62, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 63. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to present) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to present). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

John C. Pomeroy, Jr., 66. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director

106	TRUSTEES AND OFFICERS

of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 65. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 62, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 60. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 40. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission (2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

TRUSTEES AND OFFICERS	107

OTHER INFORMATION (UNAUDITED)

Renewal of Investment Advisory Agreement

On August 19, 2013 the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2013.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, was provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2013. The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including, in particular, expense limitation agreements dated January 22, 2013 and May 1, 2005 (for the International Equity Fund).

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements and Administrative Services Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Strategic Insights related to Fund performance and Fund expenses (the “SI report”). The data also included an analysis of the management style to be applied and the style applied to the Funds’ ratings of the Funds’ performance in their management style on the AthenaInvest system (the “AthenaInvest data”) and a presentation on the Adviser’s investment model.

Management personnel discussed the data for and with the Board. Included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense

108	OTHER INFORMATION

reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; current quality control procedures in place to show consistency in the management of the investment model, modification to the investment model, and staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. Prior to acting on the proposed contract renewals, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Board received materials from legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI report and the AthenaInvest data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. During the discussion on performance, management personnel noted that the markets continue to experience volatility and that when the markets are volatile, it affects ICON’s performance; during the last three – four years ICON’s style of management, intrinsic valuation, has not been in favor. The Trustees noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is quite positive, but in relation to other strategy managers, valuation is underperforming. The Board believes this information supports the view that an active valuation manager is in a very difficult setting and indicates this setting has been particularly difficult for managers buying what they consider to be value stocks. Management noted that the

OTHER INFORMATION	109

ICON system is designed to handle one to two year industry themes, not ones averaging 14 weeks; and that the Adviser has stuck to its system as specified in Fund disclosure documents, holding the stocks and industries that appear inexpensive in relation to ICON’s calculating of value and ridden through the volatility.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has added a new level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Director of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings. Management also advised that part of his responsibilities require him to evaluate the ICON system and that this effort has resulted in improvements to the ICON methodology, when necessary.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B.  That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, as evidenced in part by the AthenaInvest data (ratings based on an assessment of fund strategy), the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C.  That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D.  That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected PMs, is satisfied with the research and portfolio management,

110	OTHER INFORMATION

that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services constantly, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E.  The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed significantly reduced asset levels in each Fund covered by the Advisory Agreements due to the relative poor Fund performance, and the industry wide net-redemptions in equity and actively managed funds due to the uncertainty of the markets. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services

OTHER INFORMATION	111

provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI report. It was noted that SI was selected at the May Board meeting to prepare its report, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.  the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.  expense ratios for 10 of the 18 Funds are above median, and 2 are below the median;

C.  in 16 of the 18 Funds, the assets under management are significantly below either the average or the median. SI did not provide an analysis of fund expense on an asset weighted basis. Such an analysis is very subjective and uncertain because it would require the Adviser to make a number of assumptions, which the Adviser’s management was uncomfortable in making due to the unreliability of the assumptions. It was, however, noted that when the fund size approaches peer group averages the Funds expenses also approach peer group averages.;

D.  ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

E.  ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according

112	OTHER INFORMATION

to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, with its performance being what it is, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services appears to be consistent with such fees in other fund groups. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

OTHER INFORMATION	113

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2013, qualifies for the corporate dividends received deduction for the following Funds:

Fund	Dividends Received Deduction
ICON Consumer Discretionary Fund	100%
ICON Consumer Staples Fund	100%
ICON Energy Fund	100%
ICON Financial Fund	100%
ICON Healthcare Fund	100%
ICON Industrials Fund	100%
ICON Materials Fund	100%
ICON Utilities Fund	100%

For the fiscal year ended September 30, 2013, the following funds paid qualified dividend income:

Fund	Amount
ICON Consumer Discretionary Fund	100%
ICON Consumer Staples Fund	100%
ICON Energy Fund	100%
ICON Financial Fund	100%
ICON Healthcare Fund	100%
ICON Industrials Fund	100%
ICON Materials Fund	100%
ICON Utilities Fund	100%

The Funds had no long-term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

114	OTHER INFORMATION

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology. This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

OTHER INFORMATION	115

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ income and transaction history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

116	FUNDS PRIVACY INFORMATION

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■ open an account or enter into an investment advisory contract

■ provide account information or give us your contact information

■ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

FUNDS PRIVACY INFORMATION	117

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) Not used.

(c) There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) See the attached Exhibit.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Glen F. Bergert and R. Michael Sentel, who are “independent” for purposes of this Item 3 of Form N-CSR.

3(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

In each of the fiscal years ended September 30, 2013 and September 30, 2012, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (“PwC”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below. All of the below fees were paid by the Registrant.

2013	2012
$362,100	$353,548

(b) Audit-Related Fees

In each of the fiscal years ended September 30, 2013 and September 30, 2012, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund’s financial statements, but not reported as Audit Fees, are shown in the table below.

2013	2012
$0	$0

(c) Tax Fees

In each of the fiscal years ended September 30, 2013 and September 30, 2012 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax return preparation, tax compliance, tax advice and tax planning are shown in the table below. All of the below fees were paid by the Registrant.

2013	2012
$136,850	$128,000

(d) All Other Fees

In each of the fiscal years ended September 30, 2013 and September 30, 2012 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below. All of the below fees were paid by the Registrant.

2013	2012
$0	$0

(e)(1) The audit committee of the Registrant’s Board of Trustees is required to pre-approve all services to be provided by the independent accountants to the Registrant or the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant to determine whether the services performed by the independent accountants impair their independence from the Registrant. The audit committee has delegated authority to the Chairman of the audit committee, subject to review and ratification by the full audit committee.

(e)(2) 100% of the fees were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) if Rule 2-01 of Regulation S-X.

(f) For the fiscal year ended September 30, 2013, the percentage of hours spent on the audit of the Registrant’s financial statements that were attributed to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) See Item 4(d) above.

(h) There were no non-audit fees provided by PwC in the fiscal year ending September 30, 2013 or September 30, 2012 to the investment adviser or to any entity controlling, controlled by, or under common control with the investment adviser that provides on-going services to the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedule of investments in securities of unaffiliated issuers is included in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics is attached.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ICON Funds

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date	December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date	December 5, 2013

By (Signature and Title)*	/s/ Carrie M. Schoffman
Carrie M. Schoffman, Vice President, Chief Compliance Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Date	December 5, 2013

*	Print the name and title of each signing officer under his or her signature.